EXECUTION VERSION 188841529_7 $200,000,000 TERM LOAN CREDIT AGREEMENT dated as of July 11, 2024, by and among 8X8, INC., as Borrower, the Lenders referred to herein, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, WELLS FARGO SECURITIES, LLC, MUFG BANK, LTD. and SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY, as Joint Lead Arrangers and Bookrunners

TABLE OF CONTENTS Page i 178517349_7 ARTICLE I DEFINITIONS ......................................................................................................................... 1 SECTION 1.1 Definitions ............................................................................................................. 1 SECTION 1.2 Other Definitions and Provisions ......................................................................... 34 SECTION 1.3 Accounting Terms. ............................................................................................... 35 SECTION 1.4 UCC Terms .......................................................................................................... 35 SECTION 1.5 Rounding .............................................................................................................. 35 SECTION 1.6 References to Agreement and Laws .................................................................... 36 SECTION 1.7 Times of Day ....................................................................................................... 36 SECTION 1.8 Guarantees/Earn-Outs .......................................................................................... 36 SECTION 1.9 Covenant Compliance Generally ......................................................................... 36 SECTION 1.10 Limited Condition Acquisitions ........................................................................... 36 SECTION 1.11 Rates .................................................................................................................... 38 SECTION 1.12 Divisions .............................................................................................................. 38 SECTION 1.13 Classification ....................................................................................................... 38 ARTICLE II [RESERVED.] ....................................................................................................................... 38 ARTICLE III [RESERVED.] ..................................................................................................................... 38 ARTICLE IV TERM LOAN FACILITY ................................................................................................... 38 SECTION 4.1 Delayed Draw Term Loan ................................................................................... 38 SECTION 4.2 Procedure for Advance of Delayed Draw Term Loan. ........................................ 39 SECTION 4.3 Repayment of Delayed Draw Term Loan ............................................................ 39 SECTION 4.4 Prepayments of Term Loans. ............................................................................... 39 ARTICLE V GENERAL LOAN PROVISIONS ........................................................................................ 42 SECTION 5.1 Interest. ................................................................................................................ 42 SECTION 5.2 Notice and Manner of Conversion or Continuation of Term Loans .................... 43 SECTION 5.3 Fees ...................................................................................................................... 43 SECTION 5.4 Manner of Payment .............................................................................................. 44 SECTION 5.5 Evidence of Indebtedness .................................................................................... 44 SECTION 5.6 Sharing of Payments by Lenders. ........................................................................ 44 SECTION 5.7 Administrative Agent’s Clawback. ...................................................................... 45 SECTION 5.8 Changed Circumstances. ...................................................................................... 46 SECTION 5.9 Indemnity ............................................................................................................. 48 SECTION 5.10 Increased Costs. ................................................................................................... 48

TABLE OF CONTENTS (continued) Page ii 188841529_7 SECTION 5.11 Taxes. ................................................................................................................... 49 SECTION 5.12 Mitigation Obligations; Replacement of Lenders. ............................................... 53 SECTION 5.13 [Reserved]. ........................................................................................................... 54 SECTION 5.14 Defaulting Lenders. ............................................................................................. 54 ARTICLE VI CONDITIONS OF CLOSING AND BORROWING ......................................................... 55 SECTION 6.1 Conditions to Effectiveness of the Delayed Draw Term Loan ............................ 55 SECTION 6.2 Conditions to Funding of the Delayed Draw Term Loan .................................... 57 ARTICLE VII REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES ................... 59 SECTION 7.1 Organization; Powers ........................................................................................... 59 SECTION 7.2 Authority .............................................................................................................. 60 SECTION 7.3 Enforceability ...................................................................................................... 60 SECTION 7.4 Litigation .............................................................................................................. 60 SECTION 7.5 Licenses, Etc ........................................................................................................ 60 SECTION 7.6 Intellectual Property ............................................................................................. 60 SECTION 7.7 Financial Statement .............................................................................................. 61 SECTION 7.8 Title; Maintenance of Properties .......................................................................... 61 SECTION 7.9 Security. ............................................................................................................... 61 SECTION 7.10 Compliance With Laws, Etc ................................................................................ 61 SECTION 7.11 Taxes .................................................................................................................... 62 SECTION 7.12 Environmental Matters ........................................................................................ 62 SECTION 7.13 Operating Company ............................................................................................. 62 SECTION 7.14 Approvals; No Conflicts ...................................................................................... 62 SECTION 7.15 ERISA .................................................................................................................. 63 SECTION 7.16 Disclosure; No Material Misstatements ............................................................... 64 SECTION 7.17 Insurance .............................................................................................................. 64 SECTION 7.18 Subsidiaries .......................................................................................................... 64 SECTION 7.19 Use of Proceeds. .................................................................................................. 64 SECTION 7.20 Solvency .............................................................................................................. 64 SECTION 7.21 Margin Stock ....................................................................................................... 64 SECTION 7.22 Government Regulation ....................................................................................... 65 SECTION 7.23 Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions ................ 65 ARTICLE VIII AFFIRMATIVE COVENANTS ....................................................................................... 65

TABLE OF CONTENTS (continued) Page iii 188841529_7 SECTION 8.1 Financial Statements; Other Information ............................................................. 65 SECTION 8.2 Notices of Material Events .................................................................................. 68 SECTION 8.3 Existence; Conduct of Business ........................................................................... 68 SECTION 8.4 Payment of Obligations ....................................................................................... 68 SECTION 8.5 Operation and Maintenance of Properties ............................................................ 69 SECTION 8.6 Insurance .............................................................................................................. 69 SECTION 8.7 Books and Records; Inspection Rights ................................................................ 69 SECTION 8.8 Compliance with Laws ........................................................................................ 70 SECTION 8.9 Environmental Matters ........................................................................................ 70 SECTION 8.10 Further Assurances .............................................................................................. 71 SECTION 8.11 Additional Collateral; Additional Guarantors ...................................................... 71 SECTION 8.12 ERISA Compliance .............................................................................................. 73 SECTION 8.13 Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions .................................. 73 SECTION 8.14 Deposit Accounts; Commodity Accounts and Securities Accounts. ................... 74 SECTION 8.15 Use of Proceeds. .................................................................................................. 74 SECTION 8.16 Post-Closing Obligations. .................................................................................... 74 ARTICLE IX NEGATIVE COVENANTS ................................................................................................ 74 SECTION 9.1 Payment of Junior Indebtedness .......................................................................... 74 SECTION 9.2 Indebtedness ........................................................................................................ 75 SECTION 9.3 Liens .................................................................................................................... 78 SECTION 9.4 Restricted Payments ............................................................................................. 80 SECTION 9.5 Investments, Loans and Advances ....................................................................... 81 SECTION 9.6 Nature of Business ............................................................................................... 83 SECTION 9.7 Accounting Changes ............................................................................................ 83 SECTION 9.8 ERISA Compliance. ............................................................................................. 83 SECTION 9.9 Mergers, Etc. ........................................................................................................ 84 SECTION 9.10 Asset Dispositions. ............................................................................................... 84 SECTION 9.11 Transactions with Affiliates ................................................................................. 85 SECTION 9.12 Negative Pledge Agreements. .............................................................................. 86 SECTION 9.13 Sale Leaseback Transactions ............................................................................... 87 SECTION 9.14 Hedge Agreements.. ............................................................................................. 87 SECTION 9.15 Amendments to Organizational Documents ........................................................ 87

TABLE OF CONTENTS (continued) Page iv 188841529_7 SECTION 9.16 Financial Covenants. ............................................................................................ 87 SECTION 9.17 Additional Negative Covenants ........................................................................... 88 ARTICLE X DEFAULT AND REMEDIES .............................................................................................. 88 SECTION 10.1 Events of Default ................................................................................................. 88 SECTION 10.2 Remedies .............................................................................................................. 90 SECTION 10.3 Rights and Remedies Cumulative; Non-Waiver; Etc. ......................................... 91 SECTION 10.4 Crediting of Payments and Proceeds ................................................................... 91 SECTION 10.5 Administrative Agent May File Proofs of Claim ................................................. 92 SECTION 10.6 Credit Bidding...................................................................................................... 92 ARTICLE XI THE ADMINISTRATIVE AGENT .................................................................................... 93 SECTION 11.1 Appointment and Authority. ................................................................................ 93 SECTION 11.2 Rights as a Lender ................................................................................................ 94 SECTION 11.3 Exculpatory Provisions. ....................................................................................... 94 SECTION 11.4 Reliance by the Administrative Agent ................................................................. 95 SECTION 11.5 Delegation of Duties ............................................................................................ 96 SECTION 11.6 Resignation of Administrative Agent. ................................................................. 96 SECTION 11.7 Non-Reliance on Administrative Agent and Other Lenders ................................ 97 SECTION 11.8 No Other Duties, Etc ............................................................................................ 98 SECTION 11.9 Collateral and Guaranty Matters. ......................................................................... 98 SECTION 11.10 Secured Hedge Obligations and Secured Cash Management Obligations ........................................................................................................... 99 SECTION 11.11 Certain ERISA Matters. .................................................................................. 99 SECTION 11.12 Erroneous Payments. ..................................................................................... 100 ARTICLE XII MISCELLANEOUS ......................................................................................................... 102 SECTION 12.1 Notices. .............................................................................................................. 102 SECTION 12.2 Amendments, Waivers and Consents ................................................................ 105 SECTION 12.3 Expenses; Indemnity. ......................................................................................... 106 SECTION 12.4 Right of Setoff ................................................................................................... 108 SECTION 12.5 Governing Law; Jurisdiction, Etc. ..................................................................... 109 SECTION 12.6 Waiver of Jury Trial ........................................................................................... 109 SECTION 12.7 Reversal of Payments ......................................................................................... 110 SECTION 12.8 Injunctive Relief ................................................................................................ 110 SECTION 12.9 Successors and Assigns; Participations. ............................................................ 110

TABLE OF CONTENTS (continued) Page v 188841529_7 SECTION 12.10 Treatment of Certain Information; Confidentiality ....................................... 115 SECTION 12.11 Performance of Duties ................................................................................... 116 SECTION 12.12 All Powers Coupled with Interest ................................................................. 116 SECTION 12.13 Survival. ........................................................................................................ 116 SECTION 12.14 Titles and Captions ........................................................................................ 117 SECTION 12.15 Severability of Provisions ............................................................................. 117 SECTION 12.16 Counterparts; Integration; Effectiveness; Electronic Execution. .................. 117 SECTION 12.17 Term of Agreement ....................................................................................... 118 SECTION 12.18 USA PATRIOT Act; Anti-Money Laundering Laws ................................... 118 SECTION 12.19 Independent Effect of Covenants .................................................................. 118 SECTION 12.20 No Advisory or Fiduciary Responsibility. .................................................... 118 SECTION 12.21 Inconsistencies with Other Documents ......................................................... 119 SECTION 12.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ......................................................................................................... 119 SECTION 12.23 Acknowledgement Regarding Any Supported QFCs ................................... 120

vi 188841529_7 EXHIBITS Exhibit A - Form of Term Loan Note Exhibit B - Form of Notice of Borrowing Exhibit C - Form of Notice of Prepayment Exhibit D - Form of Notice of Conversion/Continuation Exhibit E - Form of Compliance Certificate Exhibit F - Form of Assignment and Assumption Exhibit G-1 - Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Lenders) Exhibit G-2 - Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Participants) Exhibit G-3 - Form of U.S. Tax Compliance Certificate (Foreign Participant Partnerships) Exhibit G-4 - Form of U.S. Tax Compliance Certificate (Foreign Lender Partnerships) Exhibit H - Form of Joinder Agreement SCHEDULES Schedule 1.1 - Delayed Draw Term Loan Commitments Schedule 7.6 - Intellectual Property Schedule 7.8 - Owned Real Property Schedule 7.18 - Subsidiaries and Capitalization Schedule 8.16 - Post-Closing Obligations Schedule 9.2 - Existing Indebtedness Schedule 9.3 - Existing Liens Schedule 9.5 - Existing Investments

188841529_7 TERM LOAN CREDIT AGREEMENT, dated as of July 11, 2024, by and among 8X8, INC., a Delaware corporation, as Borrower, the lenders party to this Agreement from time to time, as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders. STATEMENT OF PURPOSE WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth in this Agreement, the Administrative Agent and the Lenders have agreed to extend, a delayed draw term loan credit facility to the Borrower. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows: ARTICLE I DEFINITIONS SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below: “2028 Convertible Senior Notes” means the Borrower’s 4.00% convertible senior notes due February 1, 2028 outstanding under that certain indenture dated as of August 11, 2022, between the Borrower, as issuer, and Wilmington Trust, National Association, as trustee, in an aggregate principal amount of $201,900,000. “Acquired EBITDA” means, with respect to any Person or business acquired pursuant to an Acquisition for any period, the amount for such period of Adjusted Cash EBITDA of any such Person or business so acquired (determined using such definitions as if references to the Borrower and its Subsidiaries therein were to such Person or business), as calculated by the Borrower in good faith and which shall be factually supported by historical financial statements; provided, that, notwithstanding the foregoing to the contrary, in determining Acquired EBITDA for any Person or business that does not have historical financial accounting periods which coincide with that of the financial accounting periods of the Borrower and its Subsidiaries (a) references to Reference Period in any applicable definitions shall be deemed to mean the same relevant period as the applicable period of determination for the Borrower and its Subsidiaries and (b) to the extent the commencement of any such Reference Period shall occur during a fiscal quarter of such acquired Person or business (such that only a portion of such fiscal quarter shall be included in such Reference Period), Acquired EBITDA for the portion of such fiscal quarter so included in such Reference Period shall be deemed to be an amount equal to (x) Acquired EBITDA otherwise attributable to the entire fiscal quarter (determined in a manner consistent with the terms set forth above) multiplied by (y) a fraction, the numerator of which shall be the number of months of such fiscal quarter included in the relevant Reference Period and the denominator of which shall be actual months in such fiscal quarter. “Acquisition” means any acquisition, or any series of related acquisitions, consummated on or after the date of this Agreement, by which any Credit Party or any of its Subsidiaries (a) acquires any business or all or substantially all of the assets of any Person, or business unit, line of business or division thereof, whether through purchase of assets, exchange, issuance of stock or other equity or debt securities, merger, reorganization, amalgamation, division or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of members of the board of directors or the equivalent governing body (other than securities having such power only by reason of the

2 188841529_7 happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company. “Adjusted Cash EBITDA” means, with respect to the Borrower and its Subsidiaries for any period, an amount equal to, without duplication: (a) Consolidated Net Income; plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period: (i) interest expense; (ii) expense for Taxes measured by net income, profits or capital (or any similar measures), paid or accrued, including federal and state and local income Taxes, foreign income Taxes and franchise Taxes; (iii) depreciation, amortization (related to (A) intangibles, (B) capitalized internal-use software, (C) debt discount and issuance cost, and (D) deferred sales commission costs), impairments, stock-based compensation expense and non-cash losses and/or expenses related to anticipated tax payments, debt extinguishment, remeasurement of warrants and the sale of assets; (iv) unusual and non-recurring charges and losses in an aggregate amount not to exceed 15% of Adjusted Cash EBITDA for such period (calculated prior to giving effect to any add-back under this clause (b)(iv)); (v) any loss from Asset Dispositions outside of the ordinary course of business during such period; and (vi) other cash expenses, losses and charges agreed to in writing by the Administrative Agent and the Required Lenders; minus (c) the sum of the following, without duplication, and with respect to the amounts in clauses (i) through (v), to the extent included in determining Consolidated Net Income for such period: (i) interest income; (ii) federal, state, local and foreign income Tax credits of the Borrower and its Subsidiaries for such period; (iii) non-cash gains or non-cash items; (iv) any unusual and non-recurring gains; (v) any gain from Asset Dispositions outside of the ordinary course of business during such period; (vi) any cash expense or charge made during such period which represents the reversal of any non-cash expense or charge that was added to Adjusted Cash EBITDA in a prior period; (vii) deferred sales commission costs during such period;

3 188841529_7 (viii) cost capitalized software during such period; and (ix) any cash expense during such period which represents a cash payment for a non- cash charge that was added in a prior period pursuant to clause (b)(iii) above. For purposes of this Agreement, Adjusted Cash EBITDA shall (x) be calculated on a Pro Forma Basis and (y) shall be deemed to be $31,680,000 for the fiscal quarter ended June 30, 2023, $31,671,000 for the fiscal quarter ended September 30, 2023, $31,435,000 for the fiscal quarter ended December 31, 2023 and $25,465,000 for the fiscal quarter ended March 31, 2024. “Administrative Agent” means Wells Fargo, in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 11.6. “Administrative Agent’s Office” means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 12.1(c). “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Parties” has the meaning assigned thereto in Section 12.1(e). “Agreement” means this Term Loan Credit Agreement. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder, in each case to the extent applicable to the Borrower and its Subsidiaries. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), in each case to the extent applicable to the Borrower and its Subsidiaries. “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of Governmental Authorities and all orders and decrees of all courts and arbitrators. “Applicable Margin” means the corresponding percentages per annum as set forth below based on the Consolidated Total Net Leverage Ratio:

4 188841529_7 Pricing Level Consolidated Total Net Leverage Ratio Term SOFR + Base Rate + I Less than 1.75 to 1.00 2.50% 1.50% II Greater than or equal to 1.75 to 1.00, but less than 2.75 to 1.00 2.75% 1.75% III Greater than or equal to 2.75 to 1.00 3.00% 2.00% The Applicable Margin shall be determined and adjusted quarterly on the date five (5) Business Days after the day on which the Borrower provides a Compliance Certificate pursuant to Section 8.2(a) for the most recently completed fiscal quarter of the Borrower (each such date, a “Calculation Date”); provided that (a) the Applicable Margin shall be based on Pricing Level III until the Calculation Date occurring for the fiscal quarter ending September 30, 2024 and, thereafter the Pricing Level shall be determined by reference to the Consolidated Total Net Leverage Ratio as of the last day of the most recently completed fiscal quarter of the Borrower preceding the applicable Calculation Date, and (b) if the Borrower fails to provide a Compliance Certificate when due as required by Section 8.2(a) for the most recently completed fiscal quarter of the Borrower preceding the applicable Calculation Date, the Applicable Margin from the date on which such Compliance Certificate was required to have been delivered shall be based on Pricing Level III until such time as such Compliance Certificate is delivered, at which time the Pricing Level shall be determined by reference to the Consolidated Total Net Leverage Ratio as of the last day of the most recently completed fiscal quarter of the Borrower preceding such Calculation Date. The applicable Pricing Level shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Pricing Level shall be applicable to all Term Loans then existing or subsequently made or issued. Notwithstanding the foregoing, in the event that any financial statement or Compliance Certificate delivered pursuant to Section 8.1 is shown to be inaccurate (regardless of whether (i) this Agreement is in effect, (ii) any Delayed Draw Term Loan Commitments are in effect, or (iii) any Term Loan is outstanding when such inaccuracy is discovered or such financial statement or Compliance Certificate was delivered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (A) the Borrower shall promptly (and in any case within five (5) Business Days) deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Period, (B) the Applicable Margin for such Applicable Period shall be determined as if the Consolidated Total Net Leverage Ratio in the corrected Compliance Certificate were applicable for such Applicable Period, and (C) the Borrower shall promptly (and in any case within five (5) Business Days) and retroactively be obligated to pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 5.4. Nothing in this paragraph shall limit the rights of the Administrative Agent and Lenders with respect to Sections 5.1(b) and 10.2 nor any of their other rights under this Agreement or any other Loan Document. The Borrower’s obligations under this paragraph shall survive the termination of the Delayed Draw Term Loan Commitments and the repayment of all other Obligations hereunder. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means Wells Fargo Securities, LLC, MUFG Bank, Ltd. and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company, in their capacities as joint lead arrangers and bookrunners.

5 188841529_7 “Asset Disposition” means the sale, transfer, license, lease or other disposition of any Property (including any sale and leaseback transaction, division, merger or disposition of Equity Interests), whether in a single transaction or a series of related transactions, by any Credit Party or any Subsidiary thereof, and any issuance of Equity Interests by any Subsidiary of the Borrower to any Person that is not a Credit Party or any Subsidiary thereof. For the avoidance of doubt, none of (v) the issuance of any Equity Interests of the Borrower, (w) the issuance or sale of any Permitted Convertible Indebtedness by the Borrower, (x) the sale of any Permitted Warrant Transaction by the Borrower, (y) the purchase of any Permitted Bond Hedge Transaction nor (z) the performance by the Borrower and/or any Subsidiary thereof of Borrower’s or such Subsidiary’s obligations under the 2028 Convertible Senior Notes, any Permitted Convertible Indebtedness, any Permitted Warrant Transaction or any Permitted Bond Hedge Transaction, shall constitute an “Asset Disposition”. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.9), and accepted by the Administrative Agent, in substantially the form attached as Exhibit F or any other form approved by the Administrative Agent. “Attributable Indebtedness” means, on any date of determination, in respect of any Capital Lease Obligation of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then- removed from the definition of “Interest Period” pursuant to Section 5.8(c)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means 11 U.S.C. §§ 101 et seq. “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) Term SOFR for a one-month tenor in effect on such day plus 1.00%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or Term SOFR, as applicable (provided that clause (c) shall not be applicable during any period in which Term SOFR is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Base Rate be less than 1.00%. “Base Rate Loan” means any Term Loan bearing interest at a rate based upon the Base Rate as provided in Section 5.1(a).

6 188841529_7 “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 5.8(c)(i). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then- prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

7 188841529_7 (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.8(c)(i) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.8(c)(i). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 CFR § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person

8 188841529_7 whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrower” means 8x8, Inc., a Delaware corporation. “Borrower Materials” has the meaning assigned thereto in Section 8.1. “Borrower Board” means the board of directors, board of managers or comparable authority of the Borrower. “Business Day” means any day that (a) is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed and (b) is not a day on which commercial banks in Charlotte, North Carolina are closed. “Calculation Date” has the meaning assigned thereto in the definition of Applicable Margin. “Capital Lease Obligations” of any Person means, subject to Section 1.3(b), the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as finance leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Equivalents” means, collectively, (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof to the extent such obligations are backed by the full faith and credit of the United States, in each case maturing within one (1) year from the date of acquisition thereof, (b) commercial paper maturing no more than two hundred seventy (270) days from the date of creation thereof and currently having the highest rating obtainable from either S&P or Moody’s (or, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency), (c) investments in certificates of deposit, banker’s acceptances, money market deposits and time deposits maturing within one hundred eighty (180) days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any state thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000 and having a long-term debt rating of “A” or better by S&P or “A2” or better from Moody’s (or, if at any time either S&P or Moody’s are not rating the debt of such bank, an equivalent rating from another nationally recognized statistical rating agency), (d) investments in any money market fund or money market mutual fund that has (i) substantially all of its assets invested in the types of investments referred to in clauses (a) through (c) above, (ii) net assets of not less than $250,000,000 and (iii) a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency), (e) solely with respect to any Subsidiary domiciled outside the United States, substantially equivalent investments to those outlined in clauses (a) through (d) above which are reasonably comparable in tenor and credit quality (taking into account the jurisdiction where such Subsidiary conducts business) and customarily used in the ordinary course of business by similar companies for cash management purposes in any jurisdictions in which such Person conducts business (it being understood that such investments may be denominated in the currency of any jurisdiction in which such Person conducts business) and (f) any other investments described in the Borrower Board approved investment policy as of January 21, 2024. “Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card (including non-card electronic payables and purchasing cards), electronic funds transfer and other cash management arrangements.

9 188841529_7 “CFC” means a Foreign Subsidiary that is a “controlled foreign corporation” under Section 957 of the Code and any Subsidiary owned directly or indirectly by such Foreign Subsidiary. “CFC Holdco” means (a) a Subsidiary substantially all the assets of which consist of Equity Interests in one or more CFCs (and/or one or more CFC Holdcos) and/or Indebtedness or accounts receivable owed by one or more CFCs (and/or one or more CFC Holdcos) or are treated as owed by any such CFCs (and/or such CFC Holdcos) for U.S. federal income tax purposes and (b) a Subsidiary substantially all the assets of which consist of Equity Interests in Subsidiaries of the type referred to in the immediately preceding clause (a). “Change in Control” means an event or series of events by which: (a) (i) any Person or (ii) Persons constituting a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such Person and its subsidiaries and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under such Securities Act), directly or indirectly, of Equity Interests representing more than thirty-five percent (35%) of the aggregate ordinary voting power or economic interests represented by the issued and outstanding Equity Interests of the Borrower; provided that, notwithstanding the foregoing, a Person shall not be deemed to have “beneficial ownership” of Equity Interests subject to a stock purchase agreement merger agreement or similar agreement until the consummation of the transactions contemplated by such agreement; or (b) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets (determined by reference to fair market value of such properties and assets at the time of such sale, lease, transfer, conveyance or other disposition) of the Borrower and its Subsidiaries taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act). “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in implementation thereof and (ii) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, implemented or issued. “Closing Date” means the date of this Agreement. “Code” means the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder. “Collateral” means the collateral security for the Secured Obligations pledged or granted pursuant to the Security Documents; provided that, notwithstanding anything to the contrary in the Loan Documents, Collateral shall not include any Excluded Assets (as defined in the Collateral Agreement).

10 188841529_7 “Collateral Agreement” means the collateral agreement dated as of the Delayed Draw Funding Date executed by the Credit Parties in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, which shall be in form and substance reasonably acceptable to the Administrative Agent. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Competitor” means any Person that is a bona fide direct competitor of the Borrower or any of its Subsidiaries in the same industry or a substantially similar industry which offers a substantially similar product or service as the Borrower or any of its Subsidiaries. “Compliance Certificate” means a certificate of the chief financial officer or the treasurer of the Borrower substantially in the form attached as Exhibit E. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 5.9 and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP. “Consolidated Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a Consolidated basis, the sum of, without duplication, (a) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including purchase money Indebtedness, the 2028 Convertible Senior Notes and any other Permitted Convertible Indebtedness), (b) Capital Lease Obligations, (c) obligations of such Person in respect of all drawn and unreimbursed obligations, contingent or otherwise, relative to letters of credit, bankers’ acceptances or other similar instruments, (d) all obligations to pay the deferred purchase price of property or services of any such Person (except for (i) earn-out obligations until such obligation is reflected on the balance sheet of such Person in accordance with GAAP, (ii) accruals for employee compensation in the ordinary course of business and (iii) trade accounts payable in the ordinary course of business so long as such accounts are no more than 90 days past due or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person (to the extent so required by GAAP)), and (e) all obligations of any such Person in respect of Disqualified Equity Interests.

11 188841529_7 “Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Adjusted Cash EBITDA for the most recently completed Reference Period to (b) Consolidated Interest Expense paid or payable in cash for the most recently completed Reference Period. “Consolidated Interest Expense” means, for any period, interest expense (including interest expense attributable to Capital Lease Obligations and all net payment obligations pursuant to Hedge Agreements in each case to the extent constituting interest expense in accordance with GAAP) for such period, determined on a Consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP; provided, however, that, for purposes of calculating Consolidated Interest Expense for the Reference Periods ending on September 30, 2024, December 31, 2024, March 31, 2025 and June 30, 2025, Consolidated Interest Expense shall be annualized such that (a) for the calculation of Consolidated Interest Expense for the Reference Period ending September 30, 2024, Consolidated Interest Expense shall be $24,737,000, (b) for the calculation of Consolidated Interest Expense for the Reference Period ending December 31, 2024, Consolidated Interest Expense shall be Consolidated Interest Expense for the fiscal quarter then ending multiplied by four (4), (c) for the calculation of Consolidated Interest Expense for the Reference Period ending March 31, 2025, Consolidated Interest Expense shall be Consolidated Interest Expense for the two fiscal quarter period then ending multiplied by two (2) and (d) for the calculation of Consolidated Interest Expense for the Reference Period ending June 30, 2025, Consolidated Interest Expense shall be Consolidated Interest Expense for the three fiscal quarter period then ending multiplied by one and one-third (1 1/3). “Consolidated Net Income” means, for any period, the net income (or loss) of the Borrower and its Subsidiaries for such period, determined on a Consolidated basis, without duplication, in accordance with GAAP; provided, that in calculating Consolidated Net Income of the Borrower and its Subsidiaries for any period, there shall be excluded (a) the net income (or loss) of any Person (other than a Subsidiary which shall be subject to clause (c) below), in which the Borrower or any of its Subsidiaries has a joint interest with a third party, except to the extent such net income is actually paid in cash to the Borrower or any of its Subsidiaries by dividend or other distribution during such period, (b) the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or any of its Subsidiaries or is merged into or consolidated with the Borrower or any of its Subsidiaries or that Person’s assets are acquired by the Borrower or any of its Subsidiaries except to the extent included pursuant to the foregoing clause (a), (c) the net income (if positive), of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary to the Borrower or any of its Subsidiaries of such net income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary, but in each case only to the extent of such prohibition, and (d) the net income (or loss) of any Subsidiary that is not a Wholly- Owned Subsidiary to the extent such net income (or loss) is attributable to the minority interest in such Subsidiary. “Consolidated Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) all Consolidated Funded Indebtedness of the Borrower and its Subsidiaries on such date that is secured by a Lien on any asset of the Borrower or its Subsidiaries to (b) Adjusted Cash EBITDA for the most recently ended Reference Period. “Consolidated Total Net Leverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated Funded Indebtedness on such date minus (ii) Unrestricted Cash and Cash Equivalents on such date in an aggregate amount not to exceed 50% of Adjusted Cash EBITDA for the most recently ended Reference Period to (b) Adjusted Cash EBITDA for the most recently ended Reference Period. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract

12 188841529_7 or otherwise. For purposes of this definition, and without limiting the generality of the foregoing, any Person that owns directly or indirectly 10% or more of the Equity Interests having ordinary voting power for the election of the directors or other governing body of a Person (other than as a limited partner of such other Person) will be deemed to Control such other Person if there is no other Person that owns directly or indirectly a greater percentage of such Equity Interests. “Controlling” and “Controlled” have meanings correlative thereto. “Copyrights” has the meaning assigned thereto in the Collateral Agreement. “Covered Party” has the meaning assigned thereto in Section 12.23(a). “Credit Parties” means, collectively, the Borrower and the Guarantors. “DDTL Commitment Fee” has the meaning assigned thereto in Section 5.3(a). “Debt Issuance” means the issuance of any Indebtedness for borrowed money by any Credit Party or any of its Subsidiaries. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any of the events specified in Section 10.1 that constitutes an Event of Default or which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default. “Defaulting Lender” means, subject to Section 5.14(b), any Lender that (a) has failed to (i) fund all or any portion of any Term Loan required to be funded by it hereunder within two Business Days of the date such Term Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Term Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such

13 188841529_7 Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 5.14(b)) upon delivery of written notice of such determination to the Borrower and each Lender. “Deposit Account Control Agreement” has the meaning assigned thereto in the Collateral Agreement. “Delayed Draw Commitment Termination Date” means the earliest to occur of (a) August 15, 2024, (b) the Delayed Draw Funding Date, (c) the date of termination of the Delayed Draw Term Loan Commitments pursuant to Section 4.4(c), and (d) the termination of the Delayed Draw Term Loan Commitments pursuant to Section 10.2. “Delayed Draw Funding Date” means the date occurring on or after the Closing Date upon which the Delayed Draw Term Loans are funded pursuant to the terms of this Agreement. “Delayed Draw Term Loan” means the term loan made, or to be made, to the Borrower by the Lenders on the Delayed Draw Funding Date pursuant to Section 4.1. “Delayed Draw Term Loan Commitment” means (a) as to any Lender, the obligation of such Lender to make a portion of the Delayed Draw Term Loan, as applicable, to the account of the Borrower hereunder on the Delayed Draw Funding Date, and (b) as to all Lenders, the aggregate commitment of all Lenders to make such Delayed Draw Term Loans. The aggregate Delayed Draw Term Loan Commitment of all Lenders on the Closing Date is $200,000,000. The Delayed Draw Term Loan Commitment of each Lender as of the Closing Date is set forth opposite the name of such Lender on Schedule 1.1. “Disposed EBITDA” means, with respect to any Person or business that is sold or disposed of in an Asset Disposition during any period, the amount for such period of Adjusted Cash EBITDA of any such Person or business subject to such Asset Disposition (determined using such definitions as if references to the Borrower and its Subsidiaries therein were to such Person or business), as calculated by the Borrower in good faith. “Disqualified Equity Interests” means, with respect to any Person, any Equity Interests of such Person that, by their terms (or by the terms of any security or other Equity Interest into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control, fundamental change or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control, fundamental change or asset sale event shall be subject to the prior repayment in full in cash of the Term Loans and all other Obligations (other than contingent indemnification obligations not then due) that are accrued and payable and the termination of the Delayed Draw Term Loan Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests) (except as a result of a change of control, fundamental change or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control, fundamental change or asset sale event shall be subject to the prior repayment in full in cash of the Term Loans and all other Obligations (other than contingent indemnification obligations not then due) that are accrued and payable and the termination of the Delayed Draw Term Loan Commitments), in whole or in part, (c) provide for the scheduled payment of dividends in cash or (d) are or become convertible into, or exchangeable for, Indebtedness or any other Equity Interests that would constitute

14 188841529_7 Disqualified Equity Interests, in each case of clauses (a) through (d), prior to the date that is 91 days after the latest scheduled maturity date of the Term Loans; provided that if such Equity Interests are issued pursuant to a plan for the benefit of the Borrower or its Subsidiaries or by any such plan to such officers or employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such officer’s or employee’s termination, resignation, death or disability. “Disqualified Institution” means, on any date, any Person that is (a) designated by the Borrower as a “Disqualified Institution” by written notice delivered to the Administrative Agent on or prior to the date hereof, (b) a Competitor of the Borrower or any of its Subsidiaries, which Person has been designated by the Borrower as a “Disqualified Institution” by written notice to the Administrative Agent (which such notice shall specify such Person by exact legal name) (it being understood that the Administrative Agent shall be authorized to post such notice to the Platform) no less than five (5) Business Days prior to such date or (c) any Person that is clearly identifiable, solely on the basis of such Person’s name, as an Affiliate of any Person referred to in clauses (a) or (b) above; provided, that, Disqualified Institutions shall exclude any Person that the Borrower has designated as no longer being a Disqualified Institution by written notice delivered to the Administrative Agent from time to time (such notice shall become effective two (2) Business Days after delivery to the Administrative Agent); provided further that any bona fide debt fund or investment vehicle that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business which is managed, sponsored or advised by any Person Controlling, Controlled by or under common Control with such Competitor or its Controlling owner and for which no personnel involved with the competitive activities of such Competitor or Controlling owner (i) makes any investment decisions for such debt fund or (ii) has access to any confidential information (other than publicly available information) relating to the Borrower and its Subsidiaries shall be deemed not to be a Competitor of the Borrower or any of its Subsidiaries. “DOL Regulations” has the meaning assigned thereto in Section 7.13. “Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United States. “Domestic Subsidiary” means any Subsidiary organized under the laws of any political subdivision of the United States. “DQ List” has the meaning assigned thereto in Section 12.9(g)(iv). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country.

15 188841529_7 “Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 12.9(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 12.9(b)(iii)). For the avoidance of doubt, any Disqualified Institution is subject to Section 12.9(g). “Environmental Claim” means any claim, action, cause of action, investigation or notice (written or oral) by any Person alleging potential liability (including, without limitation, an obligation to conduct a cleanup or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence or release of any Hazardous Materials at any location, whether or not owned, leased or operated by Borrower or any of its Subsidiaries, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. “Environmental Laws” means any and all requirements of Governmental Authorities pertaining in any way to health, safety, the environment or the preservation or reclamation of natural resources, in effect in any and all jurisdictions in which any Credit Party is conducting or at any time has conducted business, or where any Property of any Credit Party is located, including the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 (“CERCLA”), as amended, the Federal Water Pollution Control Act, as amended, the Resource Conservation and Recovery Act of 1976 (“RCRA”), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection Governmental Requirements. The terms “hazardous substance” and “release” (or “threatened release”) shall have the meanings specified in CERCLA, and the terms “solid waste” and “disposal” (or “disposed”) shall have the meanings specified in RCRA); provided, however, that (a) in the event either CERCLA, or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (b) to the extent the laws of the state or other jurisdiction in which any Property of any Credit Party is located establish a meaning for “hazardous substance,” “release,” “solid waste,” or “disposal” which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply. “Equity Interests” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing; provided that none of the 2028 Convertible Senior Notes, any Permitted Convertible Indebtedness, any other debt securities that are or by their terms may be convertible or exchangeable into or for Qualified Equity Interests (or into or for any combination cash and Qualified Equity Interests by reference to the price of such Qualified Equity Interests) nor any Permitted Warrant Transactions, in each case, shall constitute Equity Interests of the Borrower or any of its Subsidiaries prior to settlement, conversion, exchange or exercise thereof into or for securities that would otherwise constitute Equity Interests under this definition.

16 188841529_7 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statutes, and all regulations and guidance promulgated thereunder. “ERISA Affiliate” means each trade or business (whether or not incorporated) that, together with the Borrower or any Subsidiary is treated as a “single employer” within the meaning of or under section 4001 of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code or is under “common control” with the Borrower or any Subsidiary within the meaning of or under Section 4001 of ERISA or Section 414 of the Code. “ERISA Event” means (a) a “Reportable Event” with respect to a Plan other than a Multiemployer Plan as described in section 4043 of ERISA, other than an event as to which the provision of thirty (30) days’ notice to the PBGC is expressly waived under applicable regulations, (b) the withdrawal of the Borrower, any Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a “substantial employer” as defined in section 4001(a)(2) of ERISA for which such entity has, or could reasonably be expected to have, liability, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under section 4041 or 4041A of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) receipt of a notice of withdrawal liability pursuant to section 4202 of ERISA with respect to a Multiemployer Plan or (f) any other event or condition which constitutes grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan. “Erroneous Payment” has the meaning assigned thereto in Section 11.12(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned thereto in Section 11.12(d). “Erroneous Payment Impacted Class” has the meaning assigned thereto in Section 11.12(d). “Erroneous Payment Return Deficiency” has the meaning assigned thereto in Section 11.12(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time. “Event of Default” means any of the events specified in Section 10.1; provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied. “Exchange Act” means the Securities Exchange Act of 1934 (15 U.S.C. § 77 et seq.). “Excluded Deposit Account” has the meaning assigned thereto in the Collateral Agreement. “Excluded Securities Account” has the meaning assigned thereto in the Collateral Agreement. “Excluded Subsidiary” means (a) any Domestic Subsidiary with respect to which the Administrative Agent and the Borrower reasonably agree that the cost of providing a guarantee of or granting Liens to secure the Secured Obligations would be excessive in relation to the benefit to be afforded thereby (each such Subsidiary, an “Immaterial Subsidiary”), (b) each Foreign Subsidiary, (c) each Domestic Subsidiary that is a direct or indirect Subsidiary of a CFC or CFC Holdco, (d) each Domestic Subsidiary that is a CFC Holdco, (e) any Subsidiary with respect to which a guarantee of or granting Liens to secure the Secured Obligations would reasonably be expected to result in material adverse Tax consequences as reasonably determined by the Borrower in consultation with the Administrative Agent, and (f) any Subsidiary that is prohibited by Applicable Law or by any contractual obligation existing on the Closing Date or existing at the time of acquisition of such Subsidiary after the Closing Date (and not incurred in

17 188841529_7 contemplation of such acquisition), in each case from Guaranteeing the Obligations, but only so long as such prohibition exists. “Excluded Swap Obligation” means, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Credit Party for or the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the guarantee of such Credit Party or the grant of such security interest becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Credit Party, including under the keepwell provisions in the applicable Guaranty Agreement). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Term Loan or Delayed Draw Term Loan Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Term Loan or Delayed Draw Term Loan Commitment (other than pursuant to an assignment request by the Borrower under Section 5.12(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 5.11, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 5.11(g) and (d) any United States federal withholding Taxes imposed under FATCA. “Existing Credit Agreement” means that certain Term Loan Credit Agreement dated as of August 3, 2022, among the Borrower, the guarantors party thereto, the lenders party thereto and Wilmington Savings Fund Society, FSB, as administrative agent thereunder. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such sections of the Code. “FDIC” means the Federal Deposit Insurance Corporation.

18 188841529_7 “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Letter” means the separate letter agreement dated May 24, 2024 among the Borrower, Wells Fargo and Wells Fargo Securities, LLC. “Flood Insurance Laws” means, collectively, (a) the National Flood Insurance Act of 1968, (b) the Flood Disaster Protection Act of 1973, (c) the National Flood Insurance Reform Act of 1994, (d) the Flood Insurance Reform Act of 2004 and (e) the Biggert-Waters Flood Insurance Reform Act of 2012, as each of the foregoing is now or hereafter in effect and any successor statute to any of the foregoing. “Floor” means a rate of interest equal to 0.00%. “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation or (e) for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (whether in whole or in part); provided that the term “Guarantee” shall not

19 188841529_7 include endorsements for collection or deposit or product warranties, in each case, in the ordinary course of business, or customary and reasonable indemnity obligations in connection with any acquisition or disposition of assets not otherwise prohibited under this Agreement (excluding, for the avoidance of doubt, any such obligations with respect to Indebtedness). “Guarantors” means, collectively, (a) the Borrower (but only as to the Secured Obligations of its Subsidiaries), (b) the Subsidiaries of the Borrower listed on Schedule 7.18 that are identified as a “Guarantor” and (c) to the extent not described in clause (b) of this definition, each Subsidiary of the Borrower that has executed the Guaranty Agreement or a guaranty or guaranty supplement pursuant to Section 8.11. “Guaranty Agreement” means the unconditional guaranty agreement of even date herewith executed by the Guarantors in favor of the Administrative Agent, for the ratable benefit and the Secured Parties, which shall be in form and substance reasonably acceptable to the Administrative Agent. “Hazardous Materials” means any material, substance or waste which is regulated by, or for which liability or standards of conduct may be imposed under, Environmental Law, including any material, substance or waste which is defined as a “hazardous material,” “hazardous substance,” “hazardous waste,” “solid waste,” “pollutant or contaminant,” “toxic substance,” or “toxic waste” under any provision of Environmental Law, and including petroleum or any fraction thereof, petroleum products, natural gas, natural gas liquids, radon, toxic mold, asbestos or asbestos-containing material, urea formaldehyde, per- or polyfluoroalkyl substances, and polychlorinated biphenyls. “Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement. Notwithstanding the foregoing, no Permitted Bond Hedge Transaction or Permitted Warrant Transaction shall be considered a Hedge Agreement. “Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender). “Immaterial Subsidiary” has the meaning set forth in the definition of “Excluded Subsidiary”. “Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following:

20 188841529_7 (a) all liabilities, obligations and indebtedness of such Person for borrowed money, including obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, of such Person; (b) all obligations of such Person to pay the deferred purchase price of property or services of such Person (including all payment obligations under non-competition, earn-out or similar agreements, solely to the extent any such payment obligation under non-competition, earn-out or similar agreements becomes a liability on the balance sheet of such Person in accordance with GAAP), except for (i) accruals for employee compensation accrued in the ordinary course of business and (ii) trade payables arising in the ordinary course of business not more than 90 days past due or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person (to the extent so required by GAAP); (c) the Attributable Indebtedness of such Person with respect to such Person’s Capital Lease Obligations; (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business); (e) all Indebtedness (as defined in the other clauses of this definition) of any other Person secured by a Lien on any asset owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements except trade payables arising in the ordinary course of business), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all obligations, contingent or otherwise, of such Person relative to the face amount of letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person; (g) all obligations of such Person in respect of Disqualified Equity Interests; (h) all net obligations of such Person under any Hedge Agreements; and (i) all Guarantees of such Person with respect to any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. In respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, if such Indebtedness shall not have been assumed by such Person or is limited in recourse to the assets securing such Lien, the amount of such Indebtedness as of any date of determination will be the lesser of (x) the fair market value of such assets as of such date (as determined in good faith by the Borrower) and (y) the amount of such Indebtedness as of such date. The amount of any net obligation under any Hedge Agreement on any date shall be deemed to be the Hedge Termination Value thereof as of such date. The amount of obligations in respect of any Disqualified Equity Interests shall be valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends that are past due. Notwithstanding the foregoing, the obligations of the Borrower under any Permitted Warrant Transaction shall not constitute Indebtedness. For purposes hereof, the amount of the 2028 Convertible Senior Notes and any Permitted Convertible Indebtedness shall be the aggregate stated principal amount thereof without giving effect to any obligation to pay cash or deliver

21 188841529_7 shares with value in excess of such principal amount, and without giving effect to any integration thereof with any Permitted Bond Hedge Transaction pursuant to U.S. Treasury Regulation § 1.1275-6. For the avoidance of doubt, “Indebtedness” shall not include the obligations of any Person to pay rent or other amounts under any lease (or other arrangement conveying the right to use) of real or personal property, or a combination thereof, which obligations would be required to be classified and accounted for as an operating lease under GAAP (subject to Section 1.3 hereof). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning assigned thereto in Section 12.3(b). “Information” has the meaning assigned thereto in Section 12.10. “Insurance and Condemnation Event” means the receipt by any Credit Party or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective Property. “Intellectual Property” has the meaning assigned thereto in the Collateral Agreement. “Interest Period” means, as to any SOFR Loan, the period commencing on the date such SOFR Loan is disbursed or converted to or continued as a SOFR Loan and ending on the date one (1), three (3) or six (6) months thereafter, in each case as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation and subject to availability; provided that: (a) the Interest Period shall commence on the date of advance of or conversion to any SOFR Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires; (b) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period; (d) no Interest Period shall extend beyond the Maturity Date, and Interest Periods shall be selected by the Borrower so as to permit the Borrower to make the quarterly principal installment payments pursuant to Section 4.3 without payment of any amounts pursuant to Section 5.9; (e) there shall be no more than five (5) Interest Periods in effect at any time; and (f) no tenor that has been removed from this definition pursuant to Section 5.8(c)(iv) shall be available for specification in any Notice of Borrowing or Notice of Conversion/Continuation. “Interstate Commerce Act” means the body of law commonly known as the Interstate Commerce Act (49 U.S.C. App. § 1 et seq.).

22 188841529_7 “Investment” has the meaning assigned thereto in Section 9.5. “Investment Company Act” means the Investment Company Act of 1940 (15 U.S.C. § 80(a)(1), et seq.). “IRS” means the United States Internal Revenue Service. “Joinder Agreement” means a joinder agreement substantially in the form of Exhibit H hereto or such other form as may be approved by the Administrative Agent and the Borrower. “Junior Indebtedness” means, with respect to the Borrower and its Subsidiaries, any (a) Subordinated Indebtedness, (b) Indebtedness for borrowed money secured by Liens that are junior to the Liens securing the Secured Obligations and (c) unsecured Indebtedness (but excluding unsecured Indebtedness of the type described in Sections 9.2(d), (f), (h) or (i)), including, without limitation, the 2028 Convertible Senior Notes. “LCA Test Date” has the meaning assigned thereto in Section 1.10(a). “Lender” means each Person executing this Agreement as a Lender on the Closing Date and any other Person that shall have become a party to this Agreement as a Lender pursuant to an Assignment and Assumption, other than any Person that ceases to be a party hereto as a Lender pursuant to an Assignment and Assumption. “Lending Office” means, with respect to any Lender, the office of such Lender maintaining such Lender’s Term Loan, which office may, to the extent the applicable Lender notifies the Administrative Agent in writing, include an office of any Affiliate of such Lender or any domestic or foreign branch of such Lender or Affiliate. “Lien” means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease Obligation or other title retention agreement relating to such asset. “Limited Condition Acquisition” means any Permitted Acquisition or other Investment permitted under this Agreement that, in each case, is not conditioned on the availability of, or on obtaining, third- party financing. “Loan Documents” means, collectively, this Agreement, each Term Loan Note, the Security Documents, the Guaranty Agreement, the Fee Letter, and each other document, instrument, certificate and agreement executed and delivered by the Credit Parties or any of their respective Subsidiaries in favor of or provided to the Administrative Agent or any Secured Party in connection with this Agreement or otherwise referred to herein or contemplated hereby (excluding any Secured Hedge Agreement and any Secured Cash Management Agreement). “Material Adverse Effect” means a material adverse effect on (a) the business, operations, Property or financial condition of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower and its Subsidiaries, taken as a whole, to perform any of their material obligations under the Loan Documents, (c) the validity or enforceability of any material Loan Document or (d) the ability of Administrative Agent, any other Agent or any Lender to enforce its rights and remedies under any Loan Document.

23 188841529_7 “Material Indebtedness” means Indebtedness (other than the Secured Obligations and intercompany Indebtedness) of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $12,500,000. “Material Real Property” means any real property located in the United States that is owned in fee (or similarly, under Applicable Law) by a Credit Party that has a fair market value (as determined in good faith by the Borrower) in excess of $5,000,000. “Maturity Date” means the first to occur of (a) August 15, 2027 and (b) the date of acceleration of the Term Loans pursuant to Section 10.2. “Moody’s” means Moody’s Investors Service, Inc. “Mortgages” means the collective reference to each mortgage, deed of trust or other real property security document, encumbering any real property now or hereafter owned by any Credit Party, in each case, in form and substance reasonably satisfactory to the Administrative Agent and executed by such Credit Party in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as any such document may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Multiemployer Plan” means a Plan which is a multiemployer plan as defined in section 3(37) or 4001 (a)(3) of ERISA. “Net Cash Proceeds” means, as applicable, (a) with respect to any Asset Disposition or Insurance and Condemnation Event, all cash and Cash Equivalents received by any Credit Party or any of its Subsidiaries therefrom (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, as and when received) less the sum of (i) all income taxes and other taxes assessed by, or reasonably estimated to be payable to, a Governmental Authority as a result of such transaction (provided that if such estimated taxes exceed the amount of actual taxes required to be paid in cash in respect of such Asset Disposition or Insurance and Condemnation Event, the amount of such excess shall constitute Net Cash Proceeds), (ii) all out-of-pocket fees and expenses incurred in connection with such transaction or event, (iii) the principal amount of, premium, if any, and interest on any Indebtedness (other than Indebtedness under the Loan Documents) secured by a Lien on the asset (or a portion thereof) disposed of, which Indebtedness is required to be repaid in connection with such transaction or event, (iv) all amounts that are set aside as a reserve (A) for adjustments in respect of the purchase price of such assets, (B) for any liabilities associated with such sale or casualty, to the extent such reserve is required by GAAP or as otherwise required pursuant to the documentation with respect to such Asset Disposition or Insurance and Condemnation Event, (C) for the payment of unassumed liabilities relating to the assets sold or otherwise disposed of at the time of, or within 30 days after, the date of such sale or other disposition and (D) for the payment of indemnification obligations; provided that, to the extent and at the time any such amounts are released from such reserve and received by such Credit Party or any of its Subsidiaries, such amounts shall constitute Net Cash Proceeds, and (v) in the case of any Asset Disposition or Insurance and Condemnation Event by a non-Wholly Owned Subsidiary, the ratable portion of the Net Cash Proceeds thereof (calculated without regard to this clause (a)(v)) attributable to non- controlling interests and not available for distribution to, or for the account of, the Borrower or a Wholly- Owned Subsidiary, and (b) with respect to any Debt Issuance, the gross cash proceeds received by any Credit Party or any of its Subsidiaries therefrom less all taxes and out-of-pocket legal, underwriting and other fees and expenses incurred in connection therewith (including, where the proceeds are realized by a Subsidiary of the Borrower, any incremental taxes imposed as a result of distributing (or a deemed distribution of) the relevant proceeds from any Subsidiary to the Borrower, as applicable).

24 188841529_7 “Non-Consenting Lender” means any Lender that does not approve any consent, waiver, amendment, modification or termination that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 12.2 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Notice of Borrowing” has the meaning assigned thereto in Section 4.2. “Notice of Conversion/Continuation” has the meaning assigned thereto in Section 5.2. “Notice of Prepayment” has the meaning assigned thereto in Section 4.4(a). “Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Term Loans and (b) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Credit Parties to the Lenders or the Administrative Agent, in each case under any Loan Document, with respect to any Term Loan of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and including interest and fees that accrue after the commencement by or against any Credit Party of any proceeding under any Debtor Relief Laws, naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. For the avoidance of doubt, any obligation under any Permitted Bond Hedge Transaction or any Permitted Warrant Transaction shall not constitute Obligations. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Term Loan or Loan Document). “Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.12). “Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. “Participant” has the meaning assigned thereto in Section 12.9(d). “Participant Register” has the meaning assigned thereto in Section 12.9(d). “Patents” has the meaning assigned thereto in the Collateral Agreement.

25 188841529_7 “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “Payment Recipient” has the meaning assigned thereto in Section 11.12(a). “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency. “Permitted Acquisition” means the acquisition of all or substantially all of the capital stock or property of another Person so long as (which in the case of an acquisition that is a Limited Condition Acquisition shall be subject to Section 1.10): (a) the Credit Parties comply with (i) Section 8.11 with respect to such Person and/or such property to the extent applicable, and (ii) Section 9.6 with respect to such Person and/or such property; (b) no Default or Event of Default has occurred and is continuing or would immediately exist after giving effect to such transaction; (c) if the cash consideration to be paid upon consummation of such Permitted Acquisition exceeds $20,000,000 in the aggregate, no less than ten (10) Business Days prior to the proposed closing date of such acquisition (or such shorter period as may be agreed to by the Administrative Agent), the Borrower shall have delivered written notice of such acquisition to the Administrative Agent, which notice shall include the proposed closing date of such acquisition; (d) the board of directors or other similar governing body of the Person to be acquired shall have approved such acquisition; (e) to the extent that any such transaction involves a merger of any Credit Party, the Credit Party shall be the surviving entity following the closing of such transaction; (f) (i) no later than five (5) Business Days prior to the proposed closing date of such acquisition (or such shorter period as may be agreed to by the Administrative Agent), the Borrower shall have delivered to the Administrative Agent a Compliance Certificate demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, that after giving effect to such acquisition and any Indebtedness incurred in connection therewith (A) the Borrower is in compliance on a Pro Forma Basis (based on the most recently completed Reference Period) with each covenant contained in Section 9.16 and (B) the Consolidated Total Net Leverage Ratio calculated on a Pro Forma Basis (based on the most recently completed Reference Period) would not exceed 3.75 to 1.00, and (ii) to the extent requested by the Administrative Agent, promptly upon the finalization thereof copies of a substantially final purchase agreement, sale agreement, merger agreement or other agreement evidencing such acquisition (including all schedules, exhibits and annexes thereto) and each other material document executed, delivered or contemplated in connection therewith and any amendment, modification or supplement to any of the foregoing; and (g) the aggregate consideration during the term of this Agreement for (i) all acquisitions of Persons that do not become Guarantors and (ii) Property that is not owned by a Credit Party shall not exceed, at the time of consummation of such acquisition, the greater of (A) $25,000,000 and (B) 25% of Adjusted Cash EBITDA as of the most recently ended Reference Period for which financial statements have been delivered under this Agreement. “Permitted Bond Hedge Transaction” means any bond hedge, call or capped call option (or substantively equivalent derivative transaction) relating to the Borrower’s common stock (or other

26 188841529_7 securities or property following a merger event, reclassification or other change of the common stock of the Borrower) purchased by the Borrower or a Subsidiary thereof in connection with the issuance of any Permitted Convertible Indebtedness and settled in common stock of the Borrower (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower; provided that the purchase of any such Permitted Bond Hedge Transaction is made with, and the purchase price thereof less the proceeds received from the Borrower from the sale of any substantially concurrently executed Permitted Warrant Transaction, does not exceed, the net proceeds received by the Borrower or a Subsidiary thereof in connection with the issuance of any Permitted Convertible Indebtedness. “Permitted Convertible Indebtedness” means (a) unsecured Indebtedness of the Borrower or a Subsidiary thereof that is convertible into or exchangeable for shares of common stock of the Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower), cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower and (b) any guarantee by any Credit Party of Indebtedness of the Borrower or a Subsidiary thereof described in clause (a); provided that such Indebtedness is permitted to be incurred under Section 9.2(b) or (p). “Permitted Liens” means the Liens permitted pursuant to Section 9.3. “Permitted Refinancing” means any Indebtedness (the “Refinancing Indebtedness”), the proceeds of which are used to refinance, modify, refund, renew, extend or replace outstanding Indebtedness (such outstanding Indebtedness, the “Refinanced Indebtedness”); provided that (a) the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness (including any unused commitments thereunder) is not greater than the principal amount (or accreted value, if applicable) of the Refinanced Indebtedness at the time of such refinancing, modification, refunding, renewal, extension or replacement, except by an amount equal to any original issue discount thereon and the amount of unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal, extension or replacement, and by an amount equal to any existing commitments thereunder that have not been utilized at the time of such refinancing, modification, refunding, renewal, extension or replacement; (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 9.2(e), the final stated maturity and Weighted Average Life to Maturity of such Refinancing Indebtedness shall not be prior to or shorter than that applicable to the Refinanced Indebtedness and such Refinancing Indebtedness does not require any scheduled payment of principal, mandatory repayment, redemption or repurchase that is more favorable to the holders of the Refinancing Indebtedness than the corresponding terms (if any) of the Refinanced Indebtedness (including by virtue of such Refinancing Indebtedness participating on a greater basis in any mandatory repayment, redemption or repurchase as compared to the Refinanced Indebtedness, but excluding any scheduled payment of principal, mandatory repayment, redemption or repurchase occurring on or after the date that is 91 days after the latest scheduled maturity date of the Term Loans in effect at the time of the issuance or incurrence of such Refinancing Indebtedness); (c) such Refinancing Indebtedness shall not be secured by (i) Liens on assets other than assets securing the Refinanced Indebtedness at the time of such refinancing, refunding, renewal, extension or replacement or (ii) Liens having a higher priority than the Liens, if any, securing the Refinanced Indebtedness at the time of such refinancing, refunding, renewal, extension or replacement; (d) such Refinancing Indebtedness shall not be guaranteed by or otherwise recourse to any Person other than the Person(s) to whom the Refinanced Indebtedness is recourse or by whom it is guaranteed, in each case as of the time of such refinancing, refunding, renewal, extension or replacement; (e) to the extent such Refinanced Indebtedness is subordinated in right of payment to the Obligations (or the Liens securing such Indebtedness were originally contractually subordinated to the

27 188841529_7 Liens securing the Collateral pursuant to the Security Documents), such refinancing, refunding, renewal, extension or replacement is subordinated in right of payment to the Obligations (or the Liens securing such Indebtedness shall be subordinated to the Liens securing the Collateral pursuant to the Security Documents) on terms at least as favorable to the Lenders as those contained in the documentation governing such Refinanced Indebtedness or otherwise reasonably acceptable to the Administrative Agent; (f) the covenants with respect to such Refinancing Indebtedness, when taken as a whole, are not materially more restrictive to the Borrower and its Subsidiaries than those in the Refinanced Indebtedness (taken as a whole) (except (x) to the extent such terms apply solely to any period after the latest scheduled maturity date of the Term Loans in effect at the time such Refinancing Indebtedness is incurred or are otherwise reasonably acceptable to the Administrative Agent or (y) to the extent such more favorable terms are added to this Agreement for the benefit of the Lenders); (g) in the event that the Refinancing Indebtedness is unsecured Indebtedness (including unsecured Subordinated Indebtedness) such Refinancing Indebtedness does not include cross- defaults (but may include cross-payment defaults and cross-defaults at the final stated maturity thereof and cross-acceleration); and (h) no Default or Event of Default shall have occurred and be continuing at the time of, or would immediately result from, such refinancing, modification, refunding, renewal, extension or replacement. For the avoidance of doubt, (i) Permitted Convertible Indebtedness that meets the foregoing requirements may also constitute Permitted Refinancing Indebtedness and (ii) for purposes of determining whether Permitted Convertible Indebtedness meets the foregoing requirements, (A) neither any settlement upon conversion or exchange of such Permitted Convertible Indebtedness (whether in cash, stock or other property) nor any required redemption or repurchase thereof upon a “fundamental change” (customarily defined for such Permitted Convertible Indebtedness) shall disqualify such Permitted Convertible Indebtedness from constituting Permitted Refinancing Indebtedness and (B) such Permitted Convertible Indebtedness may be guaranteed by any Credit Party (notwithstanding clause (d) of this definition). “Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Borrower’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower) sold by the Borrower substantially concurrently with any purchase by the Borrower of a Permitted Bond Hedge Transaction and settled in common stock of the Borrower (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan subject to Title IV of ERISA, Section 412 of the Code or Section 302 of ERISA, (a) which is currently or hereafter sponsored, maintained or contributed to (or required to be contributed to) by the Borrower, any Subsidiary or any ERISA Affiliate, (b) which was at any time during the past six calendar years, sponsored, maintained or contributed to (or required to be contributed to) by the Borrower, any Subsidiary or any ERISA Affiliate or (c) under or with respect to which the Borrower or any Subsidiary had or has any liability (contingent or otherwise). “Platform” means Debt Domain, Intralinks, SyndTrak or a substantially similar electronic transmission system. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

28 188841529_7 “Pro Forma Basis” means: (a) for purposes of calculating Adjusted Cash EBITDA for any period during which one or more Specified Transactions occurs, that (i) such Specified Transaction (and all other Specified Transactions that have been consummated during the applicable period) shall be deemed to have occurred as of the first day of the applicable period of measurement, (ii) there shall be included in determining Adjusted Cash EBITDA for such period, without duplication, the Acquired EBITDA of any Person or business, or attributable to any property or asset, acquired by the Borrower or any Subsidiary during such period (but not the Acquired EBITDA of any related Person or business or any Acquired EBITDA attributable to any assets or property, in each case to the extent not so acquired) in connection with a Permitted Acquisition to the extent not subsequently sold, transferred, abandoned or otherwise disposed of by the Borrower or such Subsidiary during such period, based on the actual Acquired EBITDA of such acquired entity or business for such period (including the portion thereof occurring prior to such acquisition) and (iii) there shall be excluded in determining Adjusted Cash EBITDA for such period, without duplication, the Disposed EBITDA of any Person or business, or attributable to any property or asset, disposed of by the Borrower or any Subsidiary during such period in connection with a Specified Disposition or discontinuation of operations, based on the Disposed EBITDA of such disposed entity or business or discontinued operations for such period (including the portion thereof occurring prior to such disposition or discontinuation); provided that the foregoing amounts shall be without duplication of any adjustments that are already included in the calculation of Adjusted Cash EBITDA; and (b) in the event that the Borrower or any Subsidiary thereof incurs (including by assumption or guarantees) or repays (including by redemption, repayment, retirement, discharge, defeasance or extinguishment) any Indebtedness included in the calculations of any financial ratio or test (in each case, other than Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes), (i) during the applicable Reference Period or (ii) subsequent to the end of the applicable Reference Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then such financial ratio or test shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, to the extent required, as if the same had occurred on the first day of the applicable Reference Period and any such Indebtedness that is incurred (including by assumption or guarantee) that has a floating or formula rate of interest shall have an implied rate of interest for the applicable period determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as of the relevant date of determination. “Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including Equity Interests. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning assigned thereto in Section 8.1. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Recipient” means (a) the Administrative Agent or (b) any Lender, as applicable. “Reference Period” means, as of any date of determination, the period of four (4) consecutive fiscal quarters ended on or immediately prior to such date for which financial statements of the Borrower and its Subsidiaries have been delivered to the Administrative Agent hereunder. “Register” has the meaning assigned thereto in Section 12.9(c).

29 188841529_7 “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto. “Remedial Work” has the meaning assigned thereto in Section 8.9. “Removal Effective Date” has the meaning assigned thereto in Section 11.6(b). “Required Lenders” means, at any time, one or more Lenders holding more than fifty percent (50%) of the aggregate Delayed Draw Term Loan Commitments or, after the Delayed Draw Funding Date, Term Loans representing more than fifty percent (50%) of the aggregate Term Loans of all Lenders. The Term Loans held by any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Resignation Effective Date” has the meaning assigned thereto in Section 11.6(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, as to any Person, the chief executive officer, president, chief financial officer, controller, treasurer or assistant treasurer of such Person or any other officer of such Person designated in writing by the Borrower or such Person and reasonably acceptable to the Administrative Agent; provided that, to the extent requested thereby, the Administrative Agent shall have received a certificate of such Person certifying as to the incumbency and genuineness of the signature of each such officer. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person. “Restricted Payment” means any dividend on, or the making of any payment or other distribution on account of, or the purchase, redemption, retirement or other acquisition (directly or indirectly) of, or the setting apart assets for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any class of Equity Interests of any Credit Party or any Subsidiary thereof, or the making of any distribution of cash, property or assets to the holders of any Equity Interests of any Credit Party or any Subsidiary thereof on account of such Equity Interests. For the avoidance of doubt, (a) the payment of interest or other amounts on (and including the settlement of any conversions of) the 2028 Convertible Senior Notes and any Permitted Convertible Indebtedness and (b) the withholding of shares, and the payment of cash to the IRS or other applicable Governmental Authority in an amount not to exceed the value of the withheld shares, by the Borrower in connection with any of its stock incentive plans, in each case of clauses (a) and (b) shall not constitute a “Restricted Payment”. “S&P” means Standard & Poor’s Rating Service, a division of S&P Global Inc. and any successor thereto. “Sale Leaseback Transaction” means any arrangement with any Person or Persons, whereby in contemporaneous or substantially contemporaneous transactions a Credit Party or any Subsidiary of a Credit Party sells substantially all of its right, title and interest in any property and, in connection therewith, acquires, leases or licenses back the right to use all or a material portion of such property.

30 188841529_7 “Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program. “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which (a) the Borrower or any of its Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of the Term Loans will be used, or (c) from which repayment of the Term Loans will be derived. “SEC” means the U.S. Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Cash Management Agreement” means (a) any Cash Management Agreement in effect on the Closing Date between or among any Credit Party or any of its Subsidiaries and a counterparty that is (i) a Lender, (ii) the Administrative Agent or (iii) an Affiliate of a Lender or the Administrative Agent, in each case as determined as of the Closing Date or (b) any Cash Management Agreement entered into after the Closing Date between or among any Credit Party or any of its Subsidiaries and a counterparty that is (i) a Lender, (ii) the Administrative Agent or (iii) an Affiliate of a Lender or the Administrative Agent, in each case as determined at the time such Cash Management Agreement is entered into. “Secured Cash Management Obligations” means all existing or future payment and other obligations owing by any Credit Party or any of its Subsidiaries under any Secured Cash Management Agreement. “Secured Hedge Agreement” means (a) any Hedge Agreement in effect on the Closing Date between or among any Credit Party or any of its Subsidiaries and a counterparty that is (i) a Lender, (ii) the Administrative Agent or (iii) an Affiliate of a Lender or the Administrative Agent, in each case as determined as of the Closing Date or (b) any Hedge Agreement entered into after the Closing Date between or among any Credit Party or any of its Subsidiaries and a counterparty that is (i) a Lender, (ii) the Administrative Agent or (iii) an Affiliate of a Lender or the Administrative Agent, in each case as determined at the time such Hedge Agreement is entered into. “Secured Hedge Obligations” means all existing or future payment and other obligations owing by any Credit Party or any of its Subsidiaries under any Secured Hedge Agreement; provided that the “Secured Hedge Obligations” of a Credit Party shall exclude any Excluded Swap Obligations with respect to such Credit Party.

31 188841529_7 “Secured Obligations” means, collectively, (a) the Obligations, (b) any Secured Hedge Obligations and (c) any Secured Cash Management Obligations. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the holders of any Secured Hedge Obligations, the holders of any Secured Cash Management Obligations, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 11.5, any other holder from time to time of any of any Secured Obligations and, in each case, their respective successors and permitted assigns. “Securities Account Control Agreement” has the meaning assigned thereto in the Collateral Agreement. “Securities Act” means the Securities Act of 1933 (15 U.S.C. § 77 et seq.). “Security Documents” means the collective reference to the Collateral Agreement, the Mortgages, each Deposit Account Control Agreement and Securities Account Control Agreement, and each other agreement or writing pursuant to which any Credit Party pledges or grants a security interest in any Property or assets securing the Secured Obligations. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Loan” means any Term Loan bearing interest at a rate based on Term SOFR as provided in Section 5.1(a). “Specified Disposition” means any Asset Disposition having gross sales proceeds in excess of $1,000,000. “Specified Transactions” means (a) any Specified Disposition, (b) any Permitted Acquisition or other Investment (so long as such other Investment is in excess of $1,000,000), (c) the prepayment of Indebtedness (so long as such prepayment of Indebtedness is in excess of $1,000,000), and (d) the Transactions. “Subordinated Indebtedness” means the collective reference to any Indebtedness incurred by the Borrower or any of its Subsidiaries that is subordinated in right and time of payment to the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent. “Subsidiary” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding Equity Interests having ordinary voting power to elect a majority of the board of directors (or equivalent governing body) or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly) or the management is otherwise controlled by (directly or indirectly) such Person (irrespective of whether, at the time, Equity Interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” herein shall refer to those of the Borrower.

32 188841529_7 “Swap Obligation” means, with respect to any Credit Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. Notwithstanding the foregoing, no Permitted Bond Hedge Transaction or Permitted Warrant Transaction shall be considered a Swap Obligation. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loan Facility” means the term loan facility established pursuant to Article IV. “Term Loan Note” means a promissory note made by the Borrower in favor of a Lender evidencing the portion of the Term Loans made by such Lender, substantially in the form attached as Exhibit A, and any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part. “Term Loan Percentage” means, with respect to any Lender at any time, the percentage of the total outstanding principal balance of the Term Loans represented by the outstanding principal balance of such Lender’s Term Loans; provided that at any time prior to the Delayed Draw Funding Date, the percentage of the aggregate amount of the Delayed Draw Term Loan Commitments represented by the Delayed Draw Term Loan Commitments of such Lender. The Term Loan Percentage of each Lender as of the Closing Date is set forth opposite the name of such Lender on Schedule 1.1. “Term Loans” means the Delayed Draw Term Loans and “Term Loan” means any of such Term Loans. “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than

33 188841529_7 three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day; provided, further, that if Term SOFR as so determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Trade Date” has the meaning assigned thereto in Section 12.9(g)(i). “Trademarks” has the meaning assigned thereto in the Collateral Agreement. “Transactions” means, collectively, (a) the repayment in full of all Indebtedness outstanding under the Existing Credit Agreement, (b) the closing of this Agreement, (c) the funding of the Delayed Draw Term Loan, and (d) the payment of all fees, expenses and costs incurred in connection with the foregoing. “UCC” means the Uniform Commercial Code as in effect in the State of New York. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “United States” means the United States of America. “Unrestricted Cash and Cash Equivalents” means, as of any date of determination, all cash and Cash Equivalents of the Borrower and its Subsidiaries that are (a) unrestricted and do not appear or would not be required to appear as “restricted” on the financial statements of the Borrower or any Subsidiary (unless related to the Loan Documents or the Liens created thereunder), (b) not subject to any Liens (other than Liens permitted under Sections 9.3(b), (c), (e), (g) and (o)) and (c) on and after one-hundred twenty (120) days after the Delayed Draw Funding Date (or such later date as may be agreed to by the Administrative Agent in its reasonable discretion), held in an account of a Credit Party either (i) with the Administrative Agent or (ii) subject to a Deposit Account Control Agreement or Securities Account Control Agreement in favor of the Administrative Agent; provided that (x) the proceeds of any Indebtedness incurred substantially concurrently with the determination of such amount shall be excluded and (y) up to $30,000,000 of cash and Cash Equivalents may be included as Unrestricted Cash and Cash Equivalents without satisfying the requirement of clause (c) above so long as, on and after the date that is one year after the Closing Date, such cash or Cash Equivalents are held at an institution that is a Lender (or an Affiliate of a Lender) on the Closing Date.

34 188841529_7 “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 4.2, 4.4(a) and 5.2, in each case, such day is also a Business Day. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned thereto in Section 5.11(g). “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining scheduled installment, sinking fund, serial maturity or other required scheduled payments of principal, including payment at final scheduled maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness, in each case of clauses (a) and (b), without giving effect to the application of any prior prepayment to such installment, sinking fund, serial maturity or other required payment of principal. “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association. “Wholly-Owned” means, with respect to a Subsidiary, that all of the Equity Interests of such Subsidiary are, directly or indirectly, owned or controlled by the Borrower and/or one or more of its Wholly- Owned Subsidiaries (except for directors’ qualifying shares or other shares required by Applicable Law to be owned by a Person other than the Borrower and/or one or more of its Wholly-Owned Subsidiaries). “Withholding Agent” means any Credit Party and the Administrative Agent. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.2 Other Definitions and Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (h) the words “asset” and “property” shall be construed to have

35 188841529_7 the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form and (j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”. SECTION 1.3 Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP, applied on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the audited financial statements required by Section 6.1(d)(i) and Section 8.1(a), except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. For the avoidance of doubt, and without limitation of the foregoing, the 2028 Convertible Senior Notes and Permitted Convertible Indebtedness shall at all times prior to the repurchase, conversion (or exchange, as the case may be) or payment thereof be valued at the full stated principal amount thereof and shall not include any reduction or appreciation in value of the shares and/or cash deliverable upon conversion thereof (or exchange therefor, as the case may be). (b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP; provided, further that (A) all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the effectiveness of FASB ASC 842 shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with FASB ASC 842 (on a prospective or retroactive basis or otherwise) to be treated as Capital Lease Obligations in the financial statements and (B) all financial statements delivered to the Administrative Agent hereunder shall contain a schedule showing the modifications necessary to reconcile the adjustments made pursuant to clause (A) above with such financial statements. SECTION 1.4 UCC Terms. Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect. SECTION 1.5 Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the

36 188841529_7 result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). SECTION 1.6 References to Agreement and Laws. Unless otherwise expressly provided herein, (a) any definition or reference to formation documents, governing documents, agreements (including the Loan Documents) and other contractual documents or instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) any definition or reference to any Applicable Law, including Anti-Corruption Laws, Anti-Money Laundering Laws, the Bankruptcy Code, the Code, the Commodity Exchange Act, ERISA, the Exchange Act, the PATRIOT Act, the Securities Act, the UCC, the Investment Company Act, the Trading with the Enemy Act of the United States or any of the foreign assets control regulations of the United States Treasury Department, shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law. SECTION 1.7 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). SECTION 1.8 Guarantees/Earn-Outs. Unless otherwise specified, (a) the amount of any Guarantee shall be the lesser of the amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee and (b) the amount of any earn-out or similar obligation shall be the amount of such obligation as reflected on the balance sheet of such Person in accordance with GAAP. SECTION 1.9 Covenant Compliance Generally. For purposes of determining compliance under Sections 9.1, 9.2, 9.3, 9.5, 9.6, 9.9 and 9.10, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating Consolidated Net Income in the most recent annual financial statements of the Borrower and its Subsidiaries delivered pursuant to Section 8.1(a) or Section 6.1(d)(i), as applicable. Notwithstanding the foregoing, for purposes of determining compliance with Sections 9.1, 9.2, 9.3, 9.5, 9.6, 9.9 and 9.10, with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no breach of any basket contained in such sections shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred; provided that for the avoidance of doubt, the foregoing provisions of this Section 1.9 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred at any time under such Sections. SECTION 1.10 Limited Condition Acquisitions. In the event that the Borrower notifies the Administrative Agent in writing that any proposed Acquisition or Investment is a Limited Condition Acquisition and that the Borrower wishes to test the conditions to such Acquisition or Investment and the Indebtedness that is to be used to finance such Acquisition or Investment in accordance with this Section 1.10, then, so long as agreed to by the Administrative Agent and the lenders providing such Indebtedness, the following provisions shall apply: (a) any condition to such Limited Condition Acquisition or such Indebtedness that requires that no Default or Event of Default shall have occurred and be continuing at the time of such Limited Condition Acquisition or the incurrence of such Indebtedness, shall be satisfied if (i) no Default or Event of Default shall have occurred and be continuing at the time of the execution of the definitive purchase agreement, merger agreement or other acquisition agreement governing such Limited Condition Acquisition (the “LCA Test Date”) and (ii) no Event of Default under any of Section 10.1(a) or 10.1(e) shall have occurred and be continuing both immediately before and immediately after giving effect to such

37 188841529_7 Limited Condition Acquisition and any Indebtedness incurred in connection therewith (including any such additional Indebtedness); (b) any condition to such Limited Condition Acquisition or such Indebtedness that the representations and warranties in this Agreement and the other Loan Documents shall be true and correct at the time of consummation of such Limited Condition Acquisition or the incurrence of such Indebtedness shall be deemed satisfied if (i) all representations and warranties in this Agreement and the other Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) as of the LCA Test Date, or if such representation speaks as of an earlier date, as of such earlier date and (ii) as of the date of consummation of such Limited Condition Acquisition, (A) the representations and warranties under the relevant definitive agreement governing such Limited Condition Acquisition as are material to the lenders providing such Indebtedness shall be true and correct, but only to the extent that the Borrower or its applicable Subsidiary has the right to terminate its obligations under such agreement or otherwise decline to close such Limited Condition Acquisition as a result of a breach of such representations and warranties or the failure of those representations and warranties to be true and correct and (B) certain of the representations and warranties in this Agreement and the other Loan Documents which are customary for similar “funds certain” financings and required by the lenders providing such Indebtedness shall be true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects); (c) any financial ratio test or condition to be tested in connection with such Limited Condition Acquisition and the availability of such Indebtedness will be tested as of the LCA Test Date, in each case, after giving effect to the relevant Limited Condition Acquisition and related incurrence of Indebtedness, on a Pro Forma Basis where applicable and assuming that all commitments with respect to such Indebtedness are fully funded, and, for the avoidance of doubt, (i) such ratios and baskets shall not be tested at the time of consummation of such Limited Condition Acquisition and (ii) if any of such ratios are exceeded or conditions are not met following the LCA Test Date, but prior to the closing of such Limited Condition Acquisition, as a result of fluctuations in such ratio or amount (including due to fluctuations in Adjusted Cash EBITDA of the Borrower or the Person subject to such Limited Condition Acquisition), at or prior to the consummation of the relevant transaction or action, such ratios will not be deemed to have been exceeded and such conditions will not be deemed unmet as a result of such fluctuations solely for purposes of determining whether the relevant transaction or action is permitted to be consummated or taken; (d) except as provided in the next sentence, in connection with any subsequent calculation of any ratio or basket on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated and the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be calculated (i) on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have been consummated and (ii) assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated. Notwithstanding the foregoing, any calculation of a ratio in connection with determining the Applicable Margin and determining whether or not the Borrower is in compliance with the financial covenants set forth in Section 9.16 shall, in each case be calculated assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated. The foregoing provisions shall apply with similar effect during the pendency of multiple Limited Condition Acquisitions such that each of the possible scenarios is separately tested.

38 188841529_7 SECTION 1.11 Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 5.8(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Term SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Term SOFR or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.12 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. SECTION 1.13 Classification. It is understood and agreed that any Lien, Asset Disposition, Restricted Payment, Indebtedness, Investment, Acquisition, Affiliate transaction or prepayment of Indebtedness need not be permitted solely by reference to one category of permitted Lien, Asset Disposition, Restricted Payment, Indebtedness, Investment, Acquisition, Affiliate transaction or prepayment of Indebtedness under Sections 9.3, 9.10, 9.4, 9.2, 9.5, 9.11 and 9.1, respectively, but may instead be permitted in part under any combination thereof. ARTICLE II [RESERVED.] ARTICLE III [RESERVED.] ARTICLE IV TERM LOAN FACILITY SECTION 4.1 Delayed Draw Term Loan. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth in this Agreement and the other Loan Documents, each Lender severally agrees to make the Delayed Draw Term Loan to the Borrower in a single draw on the Delayed Draw Funding Date at any time on or after the Closing Date and prior to the Delayed Draw Commitment Termination Date in a principal amount equal to such Lender’s Delayed Draw Term Loan Commitment. Notwithstanding the foregoing, any unfunded

39 188841529_7 Delayed Draw Term Loan Commitment shall automatically terminate in its entirety on the Delayed Draw Commitment Termination Date. SECTION 4.2 Procedure for Advance of Delayed Draw Term Loan. The Borrower shall give the Administrative Agent an irrevocable written notice substantially in the form of Exhibit B (a “Notice of Borrowing”) prior to 11:00 a.m. (i) in the case of a Base Rate Loan, on the same Business Day of such Base Rate Loan and (ii) in the case of a Term SOFR Loan, at least three (3) U.S. Government Securities Business Days before such Term SOFR Loan, of its intention to borrow the Delayed Draw Term Loan. Such Notice of Borrowing shall specify (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, (C) whether such Delayed Draw Term Loan is to be a Term SOFR Loan or a Base Rate Loan, and (D) in the case of a Term SOFR Loan, the duration of the Interest Period applicable thereto. If the Borrower fails to specify a type of Term Loan in a Notice of Borrowing, then the applicable Term Loan shall be made as a Base Rate Loan. If the Borrower requests a borrowing of a Term SOFR Loan in any such Notice of Borrowing, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Upon receipt of such Notice of Borrowing from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Not later than 1:00 p.m. on the proposed date of borrowing of the Delayed Draw Term Loan, each Lender will make available to the Administrative Agent for the account of the Borrower, at the Administrative Agent’s Office in immediately available funds, the amount of such Delayed Draw Term Loan to be made by such Lender on the Delayed Draw Funding Date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of the Delayed Draw Term Loan in immediately available funds by wire transfer to such Person or Persons as may be designated by the Borrower in writing. SECTION 4.3 Repayment of Delayed Draw Term Loan. The Borrower shall repay the aggregate outstanding principal amount of the Delayed Draw Term Loan (a) in an amount equal to 3.75% of the aggregate principal amount of the Delayed Draw Term Loan funded on the Delayed Draw Funding Date on October 31, 2024, and (b) in consecutive quarterly installments thereafter on the last Business Day of each of March, June, September and December, commencing with the fiscal quarter ending December 31, 2024, as set forth below in amounts equal to the percentage of the aggregate principal amount of the Delayed Draw Term Loan on the Delayed Draw Funding Date, except in each case of clauses (a) and (b) as the amounts of individual installments may be adjusted pursuant to Section 4.4 hereof: Payment Date Quarterly Principal Installment December 31, 2024 through the last Business Day of June 2025 3.750% The last Business Day of September 2025 through the last Business Day of June 2026 5.000% The last Business Day of September 2026 through the Maturity Date 6.250% If not sooner paid, the Delayed Draw Term Loan shall be paid in full, together with accrued interest thereon, on the Maturity Date. SECTION 4.4 Prepayments of Term Loans. (a) Optional Prepayments. The Borrower shall have the right at any time and from time to time, without premium or penalty, except as set forth in Section 5.9, to prepay the Term Loans, in whole or in part, upon delivery to the Administrative Agent of irrevocable prior written notice substantially in the form attached as Exhibit C (a “Notice of Prepayment”) not later than 11:00 a.m. (i) on the same Business Day as prepayment of each Base Rate Loan and (ii) at least three (3) U.S. Government Securities Business

40 188841529_7 Days before prepayment of each SOFR Loan, specifying the date and amount of prepayment, whether the prepayment is of SOFR Loans or Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Each optional prepayment of the Term Loans hereunder shall be in an aggregate principal amount of at least $2,000,000 or any whole multiple of $1,000,000 in excess thereof (or, if less, the remaining outstanding principal amount thereof) and shall be applied to prepay the Delayed Draw Term Loan (each such prepayment to be applied to reduce the remaining scheduled principal amortizations payments under Section 4.3 as directed by the Borrower). Each repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9 hereof. A Notice of Prepayment received after 11:00 a.m. shall be deemed received on the next Business Day or U.S. Government Securities Business Day, as applicable. The Administrative Agent shall promptly notify the applicable Lenders of each Notice of Prepayment. Notwithstanding the foregoing, any Notice of Prepayment delivered in connection with any refinancing of all of the Term Loan Facility with the proceeds of such refinancing or of any other incurrence of Indebtedness or the occurrence of some other identifiable event or condition, may be, if expressly so stated to be, contingent upon the consummation of such refinancing or incurrence or occurrence of such other identifiable event or condition and may be revoked by the Borrower in the event such contingency is not met; provided that the delay or failure of such contingency shall not relieve the Borrower from its obligations in respect thereof under Section 5.9. (b) Mandatory Prepayments. (i) Debt Issuances. The Borrower shall make mandatory principal prepayments of the outstanding Term Loans in the manner set forth in clause (iv) below in an amount equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from any Debt Issuance not otherwise permitted pursuant to Section 9.2. Such prepayment shall be made within one (1) Business Day after the date of receipt of the Net Cash Proceeds of any such Debt Issuance. (ii) Asset Dispositions and Insurance and Condemnation Events. The Borrower shall make mandatory principal prepayments of the outstanding Term Loans in the manner set forth in clause (iv) below in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from (A) any Asset Disposition (other than any Asset Disposition consummated pursuant to, and in accordance with, clauses (a) through (d), (f), (i), (j), (k), (l), (n), (p) or (q) of Section 9.10) or (B) any Insurance and Condemnation Event, to the extent that the aggregate amount of such Net Cash Proceeds, in the case of each of clauses (A) and (B), respectively, exceed $10,000,000 in the aggregate during any fiscal year (such prepayment shall be limited to the amount by which the Net Cash Proceeds exceed such $10,000,000 amount). Such prepayments shall be made within five (5) Business Days after the date of receipt of the Net Cash Proceeds; provided that, so long as no Default or Event of Default has occurred and is continuing, no prepayment shall be required under this Section 4.4(b)(ii) with respect to such portion of such Net Cash Proceeds that the Borrower shall have, on or prior to such date given written notice to the Administrative Agent of its intent to reinvest in accordance with Section 4.4(b)(iii). (iii) Reinvestment Option. With respect to any Net Cash Proceeds realized or received with respect to any Asset Disposition or any Insurance and Condemnation Event by any Credit Party or any Subsidiary thereof (in each case, to the extent not excluded pursuant to Section 4.4(b)(ii)), at the option of the Borrower, the Credit Parties may reinvest all or any portion of such Net Cash Proceeds in assets used or useful for the business of the Credit Parties and their Subsidiaries within (x) twelve (12) months following receipt of such Net Cash Proceeds or (y) if such Credit Party enters into a bona fide commitment to reinvest such Net Cash Proceeds within twelve (12) months following receipt thereof, within six (6) months after the expiration of such twelve (12) month period; provided that if any Net Cash Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election, an amount

41 188841529_7 equal to any such Net Cash Proceeds shall be applied within five (5) Business Days after the applicable Credit Party reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested to the prepayment of the Term Loans as set forth in this Section 4.4(b). Pending the final application of any such Net Cash Proceeds, the applicable Credit Party may invest an amount equal to such Net Cash Proceeds in any manner that is not prohibited by this Agreement. (iv) Notice; Manner of Payment. Upon the occurrence of any event triggering the prepayment requirement under clauses (i) through and including (iii) above, the Borrower shall promptly deliver notice thereof to the Administrative Agent and upon receipt of such notice, the Administrative Agent shall promptly so notify the Lenders. Each prepayment of the Term Loans under this Section shall be applied to the Delayed Draw Term Loans to reduce on a pro rata basis the remaining scheduled principal installments of the Delayed Draw Term Loans pursuant to Section 4.3 (including the bullet payment to be made on the Maturity Date). (v) Prepayment of SOFR Loans. Each prepayment of SOFR Loans shall be accompanied by any amount required to be paid pursuant to Section 5.9; provided that, so long as no Default or Event of Default shall have occurred and be continuing, if any prepayment of SOFR Loans is required to be made under this Section 4.4(b) prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 4.4(b) in respect of any such SOFR Loan prior to the last day of the Interest Period therefor, the Borrower may, in its sole discretion, deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the last day of such Interest Period into an account held at, and subject to the sole control of, the Administrative Agent until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Credit Party) to apply such amount to the prepayment of such Term Loans in accordance with this Section 4.4(b). Upon the occurrence and during the continuance of any Default or Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Credit Party) to apply such amount to the prepayment of the outstanding Term Loans in accordance with the relevant provisions of this Section 4.4(b). (vi) No Reborrowings. Amounts prepaid under the Term Loan pursuant to this Section may not be reborrowed. (c) Reduction of Delayed Draw Term Loan Commitment. The Borrower shall have the right at any time and from time to time, upon at least three (3) Business Days prior irrevocable written notice from the Borrower to the Administrative Agent, to permanently reduce, without premium or penalty, (a) the entire Delayed Draw Term Loan Commitment at any time or (b) portions of the Delayed Draw Term Loan Commitment, from time to time, in an aggregate principal amount not less than $2,000,000 or any whole multiple of $1,000,000 in excess thereof. Any reduction of the Delayed Draw Term Loan Commitment shall be applied to the Delayed Draw Term Loan Commitment of each Lender according to its Term Loan Percentage. All Delayed Draw Term Loan Commitment Fees accrued until the effective date of any termination of the Delayed Draw Term Loan Commitment shall be paid on the effective date of such termination.

42 188841529_7 ARTICLE V GENERAL LOAN PROVISIONS SECTION 5.1 Interest. (a) Interest Rate Options. Subject to the provisions of this Section, at the election of the Borrower, Term Loans shall bear interest at (i) the Base Rate plus the Applicable Margin or (ii) Term SOFR plus the Applicable Margin. The Borrower shall select the rate of interest and Interest Period, if any, applicable to any Term Loan at the time a Notice of Borrowing is given or at the time a Notice of Conversion/Continuation is given pursuant to Section 5.2. (b) Default Rate. Subject to Section 10.3 and notwithstanding the foregoing, if any principal of or interest on any Term Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise (or if an Event of Default under clause (e) of Section 10.01 has occurred and is continuing), (i) all outstanding SOFR Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to SOFR Loans until the end of the applicable Interest Period and thereafter at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans, (ii) all outstanding Base Rate Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans or such other Obligations arising hereunder or under any other Loan Document and (iii) all accrued and unpaid interest shall be due and payable on demand of the Administrative Agent. Interest shall continue to accrue on the Obligations after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any Debtor Relief Law. (c) Interest Payment and Computation. Interest on each Base Rate Loan shall be due and payable in arrears on the last Business Day of each calendar quarter commencing September 30, 2024 and interest on each SOFR Loan shall be due and payable in arrears on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period; provided that (i) in the event of any repayment or prepayment of any SOFR Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (ii) in the event of any conversion of any SOFR Loan prior to the end of the Interest Period therefor, accrued interest on such Term Loan shall be payable on the effective date of such conversion. All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366-day year). (d) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law.

43 188841529_7 (e) Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. SECTION 5.2 Notice and Manner of Conversion or Continuation of Term Loans. Provided that no Default or Event of Default has occurred and is then continuing, the Borrower shall have the option to (a) convert at any time following the third U.S. Government Securities Business Day after the Closing Date, subject to the notice requirements herein, all or any portion of any outstanding Base Rate Loans in a principal amount equal to $2,000,000 or any whole multiple of $1,000,000 in excess thereof (or such lesser amount as shall represent all of the Base Rate Loans then outstanding) into one or more SOFR Loans and (b) upon the expiration of any Interest Period therefor, (i) convert all or any part of any outstanding SOFR Loans in a principal amount equal to $2,000,000 or a whole multiple of $1,000,000 in excess thereof (or such lesser amount as shall represent all of the SOFR Loans then outstanding) into Base Rate Loans or (ii) continue any such SOFR Loans as SOFR Loans. Whenever the Borrower desires to convert or continue Term Loans as provided above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit D (a “Notice of Conversion/Continuation”) not later than 11:00 a.m. three (3) U.S. Government Securities Business Days before the day on which a proposed conversion or continuation of such Term Loan is to be effective specifying (A) the Term Loans to be converted or continued, and, in the case of any SOFR Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Term Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued SOFR Loan. If the Borrower fails to deliver a timely Notice of Conversion/Continuation prior to the end of the Interest Period for any SOFR Loan, then the applicable SOFR Loan shall be automatically continued as, or converted to, a SOFR Loan with an Interest Period of one month. Any such automatic continuation as, or conversion to, a one month SOFR Loan shall be effective as of the last day of the Interest Period then in effect with respect to the applicable SOFR Loan. If the Borrower requests a conversion to, or continuation of, a SOFR Loan, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. The Administrative Agent shall promptly notify the affected Lenders of such Notice of Conversion/Continuation. SECTION 5.3 Fees. (a) Delayed Draw Term Loan Commitment Fee. Until the Delayed Draw Commitment Termination Date, the Borrowers shall pay to the Administrative Agent, for the account of each Lender with a Delayed Draw Term Loan Commitment, a non-refundable commitment fee (the “DDTL Commitment Fee”) in Dollars at a rate per annum equal to 0.25% on the daily unused portion of the aggregate Delayed Draw Term Loan Commitment. The DDTL Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter that includes the period during which the DDTL Commitment Fee has accrued. The DDTL Commitment Fee shall be distributed by the Administrative Agent to each Lender with a Delayed Draw Term Loan Commitment (other than any Defaulting Lender) pro rata in accordance with such Lender’s respective Delayed Draw Term Loan Commitment (as in effect immediately prior to the payment date for the DDTL Commitment Fee). (b) Other Fees. The Borrower shall pay to Wells Fargo Securities, LLC and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter. The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified.

44 188841529_7 SECTION 5.4 Manner of Payment. Each payment by the Borrower on account of the principal of or interest on the Term Loans or of any fee, commission or other amounts payable to the Lenders under this Agreement shall be made not later than 1:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. on such day shall be deemed a payment on such date for the purposes of Section 10.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each such Lender at its address for notices set forth herein its Term Loan Percentage (or other applicable share as provided herein) of such payment and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent of Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 5.9, 5.10, 5.11 or 12.3 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to the definition of Interest Period, if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment. Notwithstanding the foregoing, if there exists a Defaulting Lender each payment by the Borrower to such Defaulting Lender hereunder shall be applied in accordance with Section 5.14(a)(ii). SECTION 5.5 Evidence of Indebtedness. The Term Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Term Loans made by the Lenders to the Borrower and its Subsidiaries and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Term Loan Note which shall evidence such Lender’s Term Loans in addition to such accounts or records. Each Lender may attach schedules to its Term Loan Notes and endorse thereon the date, amount and maturity of its Term Loans and payments with respect thereto. SECTION 5.6 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Term Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Term Loans and accrued interest thereon or other such obligations (other than pursuant to Sections 5.9, 5.10, 5.11 or 12.3) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Term Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Term Loans and other amounts owing them; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and

45 188841529_7 (ii) the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender or a Disqualified Institution), or (B) any payment obtained by a Lender as consideration for the assignment of, or sale of, a participation in any of its Term Loans to any assignee or participant, other than to the Borrower or any of its Subsidiaries or Affiliates (as to which the provisions of this paragraph shall apply). Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Credit Party in the amount of such participation. SECTION 5.7 Administrative Agent’s Clawback. (a) Funding by Lenders; Presumption by Administrative Agent. In connection with any borrowing hereunder, the Administrative Agent may assume that each Lender has made its respective share of such borrowing available on such date in accordance with Section 4.2 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Term Loan included in such borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (b) Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. (c) Nature of Obligations of Lenders. The obligations of the Lenders under this Agreement to make the Term Loans and to make payments under this Section, Section 5.11(e), Section 11.12, Section 12.3(c) or Section 12.7, as applicable, are several and are not joint or joint and several. The failure of any Lender to make available its Term Loan Percentage of any Term Loan requested by the Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Term Loan Percentage of such Term Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Term Loan Percentage of such Term Loan available on the borrowing date.

46 188841529_7 SECTION 5.8 Changed Circumstances. (a) Circumstances Affecting Benchmark Availability. Subject to clause (c) below, in connection with any request for a SOFR Loan or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for ascertaining Term SOFR for the applicable Interest Period with respect to a proposed SOFR Loan on or prior to the first day of such Interest Period or (ii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that Term SOFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Term Loans during such Interest Period and, in the case of clause (ii), the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Borrower. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to convert any Term Loan to or continue any Term Loan as a SOFR Loan, shall be suspended (to the extent of the affected SOFR Loans or the affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or the affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (B) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 5.9. (b) Laws Affecting SOFR Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any SOFR Loan, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, Term SOFR or Term SOFR, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders (an “Illegality Notice”). Thereafter, until each affected Lender notifies the Administrative Agent and the Administrative Agent notifies the Borrower that the circumstances giving rise to such determination no longer exist, (i) any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to convert any Term Loan to a SOFR Loan or continue any Term Loan as a SOFR Loan, shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans to Base Rate Loans (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 5.9.

47 188841529_7 (c) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 5.8(c)(i) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent, in consultation with the Borrower, will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 5.8(c)(iv) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 5.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 5.8(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

48 188841529_7 (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans and (B) any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. (vi) Hedge Agreements. No Hedge Agreement shall be deemed to be a “Loan Document” for purposes of this Section 5.8(c). SECTION 5.9 Indemnity. The Borrower hereby indemnifies each of the Lenders against any loss, cost or expense (including any loss, cost or expense arising from the liquidation or reemployment of funds or from any fees payable) which may arise, be attributable to or result due to or as a consequence of (a) any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a SOFR Loan, (b) any failure of the Borrower to borrow or continue a SOFR Loan or convert to a SOFR Loan on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation, (c) any failure of the Borrower to prepay any SOFR Loan on a date specified therefor in any Notice of Prepayment (regardless of whether any such Notice of Prepayment may be revoked under Section 4.4(a) and is revoked in accordance therewith), (d) any payment, prepayment or conversion of any SOFR Loan on a date other than the last day of the Interest Period therefor (including as a result of an Event of Default) or (e) the assignment of any SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 5.12(b). A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error. All of the obligations of the Credit Parties under this Section 5.9 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Delayed Draw Term Loan Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 5.10 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the FRB, as amended and in effect from time to time)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

49 188841529_7 (iii) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Term Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Term Loan (or of maintaining its obligation to make any such Term Loan), or to increase the cost to such Lender, or to reduce the amount of any sum received or receivable by such Lender or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender or other Recipient, the Borrower shall promptly pay to any such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Term Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time upon written request of such Lender the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or such other Recipient setting forth the amount or amounts necessary to compensate such Lender, such other Recipient or any of their respective holding companies, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Lender or such other Recipient, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or such other Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such other Recipient’s right to demand such compensation; provided that the Borrower shall not be required to compensate any Lender or any other Recipient pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or such other Recipient, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or such other Recipient’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine- month period referred to above shall be extended to include the period of retroactive effect thereof). (e) Survival. All of the obligations of the Credit Parties under this Section 5.10 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Delayed Draw Term Loan Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 5.11 Taxes. (a) Defined Terms. For purposes of this Section 5.11, the term “Applicable Law” includes FATCA.

50 188841529_7 (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Credit Parties. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Credit Parties. The Credit Parties shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.9(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 5.11, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the

51 188841529_7 Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.11(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

52 188841529_7 (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.11 (including by the payment of additional amounts pursuant to this Section 5.11), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which

53 188841529_7 would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 5.11 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Delayed Draw Term Loan Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 5.12 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 5.10, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.11, then such Lender shall, at the request of the Borrower, use reasonable efforts to designate a different Lending Office for funding or booking its Term Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.10 or Section 5.11, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 5.10, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.11, and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 5.12(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.9), all of its interests, rights (other than its existing rights to payments pursuant to Section 5.10 or Section 5.11) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 12.9; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Term Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 5.9) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 5.10 or payments required to be made pursuant to Section 5.11, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and

54 188841529_7 (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that (x) an assignment required pursuant to this Section 5.12 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender or the Administrative Agent, provided, further that any such documents shall be without recourse to or warranty by the parties thereto. (c) Selection of Lending Office. Subject to Section 5.12(a), each Lender may make any Term Loan to the Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligations of the Borrower to repay the Term Loan in accordance with the terms of this Agreement or otherwise alter the rights of the parties hereto. SECTION 5.13 [Reserved]. SECTION 5.14 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 12.2. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article X or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.4 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Term Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fourth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and fifth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Term Loans in respect of which such

55 188841529_7 Defaulting Lender has not fully funded its appropriate share, and (2) such Term Loans were made at a time when the conditions set forth in Section 6.2 were satisfied or waived, such payment shall be applied solely to pay the Term Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Term Loans of such Defaulting Lender until such time as all Term Loans are held by the Lenders pro rata in accordance with the Term Loan Percentages under the Term Loan Facility. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. No Defaulting Lender shall be entitled to receive any DDTL Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Lender will, to the extent applicable, purchase at par that portion of outstanding Term Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Term Loans to be held pro rata by the Lenders in accordance with the Term Loan Percentage, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE VI CONDITIONS OF CLOSING AND BORROWING SECTION 6.1 Conditions to Effectiveness of the Delayed Draw Term Loan. Except for those items that are permitted to be satisfied on a post-closing basis pursuant to Section 8.16, the obligation of the Lenders to close this Agreement is subject to the satisfaction of each of the following conditions: (a) Executed Loan Documents. This Agreement, a Term Loan Note in favor of each Lender requesting a Term Loan Note and the Guaranty Agreement, together with any other applicable Loan Documents that are to be delivered on the Closing Date, shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect. (b) Payment at Closing. The Borrower shall have paid or made arrangements to pay contemporaneously with closing (A) to the Administrative Agent, the Arrangers and the Lenders the fees set forth or referenced in Section 5.3, under the Fee Letter and any other accrued and unpaid fees or commissions due hereunder, (B) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent) and (C) to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the

56 188841529_7 Loan Documents (with respect to any expenses, to the extent invoiced at least two (2) Business Days prior to the Closing Date or as set forth in an agreed upon funds flow or settlement statement). (c) Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent: (i) Officer’s Certificate. A certificate from a Responsible Officer of the Borrower to the effect that (A) all representations and warranties of the Credit Parties contained in this Agreement and the other Loan Documents are true, correct and complete in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects); (B) no Default or Event of Default has occurred and is continuing; and (C) since March 31, 2024, no event has occurred or condition arisen, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (ii) Certificate of Secretary of each Credit Party. A certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or governing documents of such Credit Party as in effect on the Closing Date, (C) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 6.1(c)(iii). (iii) Certificates of Good Standing. Certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable. (iv) Opinions of Counsel. Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Credit Parties, addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the Loan Documents to be executed on the Closing Date and such other customary matters as the Administrative Agent shall reasonably request. (d) Financial Matters. (i) Financial Statements. The Administrative Agent shall have received the audited Consolidated balance sheet of the Borrower and its Subsidiaries as of March 31, 2024 and the related audited statements of income and retained earnings and cash flows for the fiscal year then ended. (ii) Pro Forma Financial Statements. The Administrative Agent shall have received pro forma Consolidated balance sheet, statement of income and cash flows for the Borrower and its Subsidiaries for the most recently completed Reference Period prior to the Closing Date, calculated on a Pro Forma Basis after giving effect to the Transactions (prepared in accordance with Regulation S-X under the Securities Act, and all other rules and regulations of the SEC under such Securities Act, and including other adjustments previously agreed between the Borrower and the Arrangers) and a pro forma balance sheet of the Borrower and its Subsidiaries prepared from

57 188841529_7 the financial statements for the calendar month ended immediately prior to the Closing Date on a Pro Forma Basis after giving effect to the Transactions. (iii) Financial Projections. The Administrative Agent shall have received pro forma Consolidated financial statements for the Borrower and its Subsidiaries, and projections prepared by management of the Borrower, of balance sheets, income statements and cash flow statements on a quarterly basis for the first year following the Closing Date and on an annual basis for each year thereafter during the term of the Term Loans, which shall not be materially inconsistent with any financial information or projections previously delivered to the Administrative Agent. (e) Lien Search. The Administrative Agent shall have received the results of Lien and other applicable searches reasonably requested by the Administrative Agent (including a Uniform Commercial Code Lien search and, if so requested, a search as to bankruptcy, tax and intellectual property matters), in form and substance reasonably satisfactory thereto, made against the Credit Parties under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the applicable Uniform Commercial Code should be made to evidence or perfect security interests in all assets of such Credit Party, indicating among other things that the assets of each such Credit Party are free and clear of any Lien (except for Permitted Liens). (f) Consents; Defaults. (i) Governmental and Third Party Approvals. The Credit Parties shall have received all material governmental, shareholder and third party consents and approvals necessary (or any other material consents as determined in the reasonable discretion of the Administrative Agent) in connection with entering into this Agreement and consummating the Transactions, which shall be in full force and effect. (ii) No Injunction, Etc. No action, suit, proceeding or investigation shall be pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or any Governmental Authority that could reasonably be expected to have a Material Adverse Effect. (g) PATRIOT Act, etc. (i) The Administrative Agent and the Lenders shall have received, at least five (5) Business Days prior to the Closing Date, all documentation and other information requested by the Administrative Agent or any Lender or required by regulatory authorities in order for the Administrative Agent and the Lenders to comply with requirements of any Anti-Money Laundering Laws, including the PATRIOT Act and any applicable “know your customer” rules and regulations to the extent requested at least ten (10) Business Days prior to the Closing Date. (ii) The Borrower shall have delivered to the Administrative Agent, and directly to any Lender requesting the same, a Beneficial Ownership Certification in relation to it (or evidence satisfactory to the Administrative Agent that the Borrower is exempt from the reporting requirements of the Beneficial Ownership Regulation), in each case at least five (5) Business Days prior to the Closing Date to the extent requested at least ten (10) Business Days prior to the Closing Date. SECTION 6.2 Conditions to Funding of the Delayed Draw Term Loan. Except for those items that are permitted to be satisfied on a post-closing basis pursuant to Section 8.16, the obligation of the Lenders to make the Delayed Draw Term Loan is subject to the satisfaction of each of the following conditions:

58 188841529_7 (a) Representations and Warranties. The representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of the Delayed Draw Funding Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date). (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing or after giving effect to the Delayed Draw Term Loan to be made on such date. (c) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing from the Borrower in accordance with Section 4.2. (d) No Material Adverse Effect. Since March 31, 2024, there shall not have occurred a Material Adverse Effect with respect to the Borrower or any event, condition or contingency that could reasonably be expected to have a Material Adverse Effect. (e) Personal Property Collateral. (i) Executed Security Documents. The Security Documents (to the extent not executed and delivered on the Closing Date) shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto and shall be in full force and effect. (ii) Filings and Recordings. Subject to the limitations and qualifications in the Security Documents, the Administrative Agent shall have received all filings and recordations that are necessary to perfect the security interests of the Administrative Agent, on behalf of the Secured Parties, in the Collateral and the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens thereon (subject to Permitted Liens). (iii) Pledged Collateral. The Administrative Agent shall have received (A) original stock certificates or other certificates evidencing the certificated Equity Interests pledged pursuant to the Security Documents and required to be delivered to the Administrative Agent pursuant to the Security Documents, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) each original promissory note pledged pursuant to the Security Documents and required to be delivered to the Administrative Agent pursuant to the Security Documents, together with an undated allonge for each such promissory note duly executed in blank by the holder thereof. (iv) Property and Liability Insurance. The Administrative Agent shall have received insurance certificates providing customary detail on insurance covering each Credit Party (which shall be in compliance with the requirements of Section 7.17 hereof). (v) Intellectual Property. The Administrative Agent shall have received security agreements duly executed by the applicable Credit Parties for all federally registered Copyrights, copyright applications, Patents, patent applications, Trademarks and trademark applications included in the Collateral, in each case in proper form for filing with the U.S. Patent and Trademark Office or U.S. Copyright Office, as applicable.

59 188841529_7 (f) Miscellaneous. (i) Financial Condition/Solvency Certificate. The Borrower shall have delivered to the Administrative Agent a certificate, in form and substance reasonably satisfactory to the Administrative Agent, and certified as accurate by the chief financial officer of the Borrower, that (A) after giving pro forma effect to the Transactions, the Borrower and its Subsidiaries, taken as a whole, are solvent (in accordance with the representation in Section 7.20) and (B) attached thereto are calculations evidencing compliance on a Pro Forma Basis after giving effect to the Transactions with the covenants contained in Section 9.16 for the most recent Reference Period for which quarterly financial statements have been delivered (as if the covenants in effect on September 30, 2024 were in effect on such date). (ii) Existing Indebtedness. Prior to or substantially simultaneously with the funding of the Delayed Draw Term Loan, all existing Indebtedness of the Borrower and its Subsidiaries (including Indebtedness under the Existing Credit Agreement) other than Indebtedness permitted pursuant to Section 9.1 shall be repaid in full, all commitments (if any) in respect thereof shall have been terminated and all guarantees therefor and security therefor shall be released, and the Administrative Agent shall have received pay-off letters in form and substance reasonably satisfactory to it evidencing such repayment, termination and release. (iii) Opinions of Counsel. The Administrative Agent shall have received a customary opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Credit Parties, addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the Loan Documents to be executed on the Delayed Draw Funding Date and such other customary matters as the Administrative Agent shall reasonably request. Without limiting the generality of the provisions of Section 11.3(c) and Section 11.4, for purposes of determining compliance with the conditions specified in Sections 6.1 and 6.2, the Administrative Agent and each Lender that has signed this Agreement and funded its Delayed Draw Term Loan shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Delayed Draw Funding Date specifying its objection thereto. ARTICLE VII REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make the Term Loans, the Credit Parties hereby represent and warrant to the Administrative Agent and the Lenders both before and after giving effect to the transactions contemplated hereunder, that: SECTION 7.1 Organization; Powers. The Borrower and each of its Subsidiaries (i) is duly organized, validly existing and in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its Property and to carry on its business as now conducted and (iii) is qualified or licensed to do business in all other states in which the laws require Borrower or such Subsidiary to be so qualified and/or licensed, except in each case (other than as to the Borrower, clause (i)) where the failure to do so would not reasonably be expected to have a Material Adverse Effect. No Credit Party nor any Subsidiary thereof is an Affected Financial Institution or a Covered Party.

60 188841529_7 SECTION 7.2 Authority. The execution, delivery and performance by each Credit Party of each of the Loan Documents to which such Credit Party is a party are within such Credit Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action of such Credit Party. SECTION 7.3 Enforceability. Each Loan Document to which each Credit Party is a party has been duly executed and delivered by such Credit Party and is a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles (whether enforcement is sought in equity or at law). SECTION 7.4 Litigation. Except as disclosed to Administrative Agent and the Lenders in writing prior to the Closing Date, there are no actions or proceedings which are pending, or to its knowledge threatened in writing, against Borrower or its Subsidiaries which could reasonably be expected to have a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries is in breach of or a party to any contract or agreement or subject to any charge, restriction, judgment, decree or order which has or could reasonably be expected to have a Material Adverse Effect, nor is Borrower or any of its Subsidiaries in default with respect to any indenture, security agreement, mortgage, deed or other similar agreement relating to the borrowing of monies to which it is a party or by which it is bound which has had or could reasonably be expected to have a Material Adverse Effect. SECTION 7.5 Licenses, Etc. The Borrower and each of its Subsidiaries has and is in good standing with and is not in breach with respect to all licenses (including all licenses relating to Intellectual Property), governmental permits, certificates, consents and franchises necessary to continue to conduct its business as previously conducted by it and to own or lease and operate its properties as now owned or leased by it except, in each case, where any breach of or failure to be in good standing or to obtain such licenses, permits, certificates, consents or franchises could not reasonably be expected to have a Material Adverse Effect. SECTION 7.6 Intellectual Property. Set forth on Schedule 7.6 is a true, correct and complete list of, as of the Closing Date, all registered and applied-for Patents, Trademarks (other than domain names) and registered Copyrights that are owned by Borrower or any Subsidiary, together with the applicable application or registration numbers, in each case, as reasonably necessary for the operation of the businesses of the Borrower and Subsidiary as conducted and except as would not reasonably be expected to have a Material Adverse Effect. Borrower and each of its Subsidiaries owns or has rights to use all Intellectual Property necessary to continue to conduct its business as conducted, except as would not reasonably be expected to have a Material Adverse Effect. To the Borrower’s knowledge, the operation of the business of Borrower and each of its Subsidiaries does not infringe any Intellectual Property owned by any other Person, except, in each case, as would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in writing to Administrative Agent and the Lenders, to Borrower’s knowledge, no Person is infringing any Intellectual Property owned by Borrower or any of its Subsidiaries, except as would not reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, Borrower is not a party to, nor is bound by, any agreement that restricts Borrower from granting a security interest in the Intellectual Property contemplated to be granted under this Agreement in favor of Administrative Agent or the Lenders. To the knowledge of Borrower, Borrower has not received any oral or written notice or claim alleging Borrower’s ownership of, or valid license to use, any Intellectual Property infringes or otherwise violates the Intellectual Property rights of another Person nor, to Borrower’s knowledge, is there a reasonable basis for any such notice or claim, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

61 188841529_7 SECTION 7.7 Financial Statements. The financial statements delivered by Borrower to the Administrative Agent and the Lenders prior to the Closing Date and the financial statements delivered by Borrower to Administrative Agent pursuant to Section 8.1(a) and Section 8.1(b), as applicable, fairly and accurately present the assets, liabilities and financial conditions and results of operations of Borrower and its Subsidiaries as of the dates and for the periods stated therein and have been prepared in accordance with GAAP (subject to, in the case of interim financial statements, the absence of footnotes and normal year- end adjustments in connection with the audited financial statements for the periods covered by such interim financial statements). No event, condition or change that has had, or could reasonably be expected to have, a Material Adverse Effect has occurred since March 31, 2024. SECTION 7.8 Title; Maintenance of Properties. As of the Closing Date, the real property listed on Schedule 7.8 constitutes all of the real property that is owned by any Credit Party or any of its Subsidiaries and identifies any Material Real Property. Each Credit Party and each of its Subsidiaries has good record title to, or valid leasehold interests in, all of its Property material to its business (except for Intellectual Property, which is considered in Section 7.6 hereof), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such Property for their intended purpose and except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. None of the Property of any Credit Party or any Subsidiary of any Credit Party is subject to any Liens other Liens of the Administrative Agent and Permitted Liens. Except for such acts or failures to act as would not be reasonably expected to have a Material Adverse Effect, the Properties have been maintained, operated and developed in a good and workmanlike manner and in conformity with all Applicable Laws and in conformity with the provisions of all leases, subleases or other contracts. To the knowledge of the Borrower, all material improvements, fixtures and equipment owned in whole or in part by the Borrower or any of its Subsidiaries that are necessary to conduct normal operations are being maintained in a state adequate to conduct normal operations, and with respect to such of the foregoing that are operated by the Borrower or any of its Subsidiaries, are being maintained in a good and workmanlike manner consistent with the practices of a normal prudent company engaged in the same or similar business (other than those the failure of which to maintain in accordance with this Section 7.8 would not reasonably be expected to have a Material Adverse Effect). SECTION 7.9 Security. The provisions of this Agreement and the other Loan Documents create, or upon execution will create, legal and valid Liens on all the Collateral of the type in which a security interest can be created under Article 9 of the UCC or other applicable law in favor of the Administrative Agent, for the benefit of the Secured Parties, and upon the proper filing of UCC financing statements, the filing of appropriate assignments or notices with the U.S. Patent and Trademark Office and the U.S. Copyright Office, and the other registrations and recordations required pursuant to Section 6.2, Section 8.10, Section 8.11 and Section 8.16 and any Mortgages with respect to any Collateral, such Liens constitute perfected Liens on the Collateral (with respect to personal property (including, without limitation, Intellectual Property), to the extent a security interest in such Collateral and any proceeds of any item of Collateral can be perfected through the filing of UCC financing statements or such registrations and recordation), securing the Secured Obligations, enforceable against the applicable Credit Party and all third parties, and having priority over all other Liens on the Collateral except Permitted Liens. SECTION 7.10 Compliance With Laws, Etc. (a) Neither the Borrower nor any of its Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default is reasonably expected to result in a Material Adverse Effect. Borrower is not in default in any manner under any provision of any agreement or instrument evidencing Material Indebtedness, or any other material agreement to which it is a party or by which it is bound, in any material respect. Except as would not reasonably be expected to have a Material Adverse Effect, Borrower

62 188841529_7 and each of its Subsidiaries has complied with the Federal Fair Labor Standards Act. Except as would not reasonably be expected to have a Material Adverse Effect, neither Borrower nor any of its Subsidiaries’ properties or assets has been used by Borrower or such Subsidiary in disposing, producing, storing, treating, or transporting any hazardous substance other than in compliance with applicable laws. Except as would not reasonably be expected to have a Material Adverse Effect, Borrower and each of its Subsidiaries has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted. (b) Borrower and each of its Subsidiaries has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted. SECTION 7.11 Taxes. All income and other material Tax returns and reports required to be filed by Borrower or any of its Subsidiaries have been timely filed, and all Taxes, assessments, fees and governmental charges upon Borrower or any of its Subsidiaries and their properties, assets, income, businesses and franchises have been paid when due and payable, except (i) to the extent that such Taxes, assessments, charges or claims are being contested in good faith by appropriate proceedings and a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (ii) where the failure to do so would not reasonably be expected to have a Material Adverse Effect. All necessary and appropriate estimated payments (including any interest and penalties) in respect of assessed Tax liability under Borrower’s and its Subsidiaries’ state and federal income tax returns have been made on a timely basis except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. SECTION 7.12 Environmental Matters. Except as would not reasonably be expected to result in a Material Adverse Effect: (i) Borrower and each of its Subsidiaries (A) has been and is in compliance with all applicable Environmental Laws; (B) has not received any communication, whether from a governmental authority or otherwise, alleging that Borrower or any of its Subsidiaries is not in such compliance; (ii) there is no Environmental Claim in writing pending or, to the knowledge of Borrower, threatened in writing against Borrower or any of its Subsidiaries; (iii) there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the disposal, arrangement for disposal, release, threatened release or presence of any Hazardous Material, which could reasonably be expected to form the basis of any Environmental Claim against Borrower or any of its Subsidiaries and (iv) neither Borrower nor any of its Subsidiaries has, either expressly or by operation of law, assumed or undertaken any liability, including any obligation for corrective or remedial action, of any other Person relating to Environmental Laws. SECTION 7.13 Operating Company. (i) As of the date hereof, the Borrower and each of its Subsidiaries is an “operating company” within the meaning of the regulations of the United States Department of Labor included within 29 CFR Section 2510.3-101 (the “DOL Regulations”) or is in compliance with such other exception as may be available under such regulations to prevent the assets of Borrower or any of its Subsidiaries from being treated as the assets of any employee benefit plan for purposes of the DOL Regulations and (ii) as of the date hereof neither Borrower nor any Subsidiary of Borrower maintains or is obligated to make contributions to any employee benefit plan that is subject to Title IV of ERISA. SECTION 7.14 Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including members, shareholders or any class of directors, whether interested or disinterested, of any Credit Party or any other Person), nor is any such consent, approval, registration, filing or other

63 188841529_7 action necessary for the validity or enforceability of any Loan Document, except (i) such as have been obtained or made and are in full force and effect, and (ii) filings necessary to record or perfect Liens created pursuant to the Loan Documents, (b) will not violate (i) any material applicable law or regulation or any order of any Governmental Authority or any Applicable Law or (ii) the charter, by-laws or other organizational documents of the Borrower or any other Credit Party, (c) will not breach or result in a default under any indenture, material agreement or other material instrument binding upon the Borrower or any other Credit Party or its Properties, and (d) will not result in the creation or imposition of any Lien on any Property of the Borrower or any other Credit Party (other than the Liens created by the Loan Documents), except (in the case of clauses (a) and (d)) to the extent the failure to obtain or make such consent, approval, registration, filing or action, or such violation, default or right, as the case may be, would not reasonably be expected to have a Material Adverse Effect. SECTION 7.15 ERISA. Except as would not reasonably be expected to have a Material Adverse Effect: (a) The Borrower, each Subsidiary and each ERISA Affiliate has complied with ERISA and the Code with respect to each Plan. (b) Each Plan is, and has been, established and maintained in compliance with ERISA and the Code. (c) No act, omission or transaction has occurred which could result in imposition on the Borrower or any Subsidiary (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to subsections (c), (i) or (l) of section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA. (d) No liability to the PBGC (other than for the payment of current premiums which are not past due) by the Borrower, any Subsidiary or any ERISA Affiliate has been or is expected by the Borrower, any Subsidiary or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event has occurred or is reasonably expected to occur. (e) Full payment when due has been made of all amounts which the Borrower, the Subsidiaries or any ERISA Affiliate is required under the terms of each Plan, any agreement relating thereto, and/or applicable law, including ERISA and the Code, to have paid as contributions to such Plan as of the date on which this representation is (or is deemed) made, and there has been no failure to satisfy the minimum funding standards under section 412, 430 or 431 of the Code or section 302, 303 or 304, whether or not waived, with respect to any Plan. (f) The actuarial present value of the benefit liabilities under each Plan does not, as of the end of the Borrower’s most recently ended fiscal year, exceed the current fair market value of the assets (computed on a plan contribution basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term “actuarial present value of the benefit liabilities” shall have the meaning specified in section 4041 of ERISA. (g) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate sponsors, maintains or contributes to (or has an obligation to contribute to), or has at any time in the six-year period preceding the date on which this representation is (or is deemed) made sponsored, maintained or contributed to (or had an obligation to contribute to), any Multiemployer Plan.

64 188841529_7 (h) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate is required to provide security under the Code, including under section 401(a)(29) or 436 of the Code, due to a Plan amendment that results in an increase in current liability for the Plan. SECTION 7.16 Disclosure; No Material Misstatements. The written information (other information of a general economic or general industry nature) furnished by or on behalf of the Borrower or any Subsidiary to the Administrative Agent or any Lender or any of their Affiliates in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished), when taken as a whole, does not contain any material misstatement of fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered and such projections are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results. As of the Closing Date, all of the information included in the Beneficial Ownership Certification is true and correct. SECTION 7.17 Insurance. Each Credit Party has insurance coverage in at least amounts and against such risk (including public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of such Credit Party. SECTION 7.18 Subsidiaries. Schedule 7.18 sets forth, as of the Closing Date, the name and jurisdiction and type of organization of each Credit Party and each Credit Party’s direct and indirect Subsidiary and, as to each such direct and indirect Subsidiary, the percentage of each class of Equity Interest owned by such Credit Party. SECTION 7.19 Use of Proceeds. The proceeds of the Term Loans shall be used (i) to refinance certain existing Indebtedness of the Borrower and its Subsidiaries (including Indebtedness under the Existing Credit Agreement) and (ii) for the payment of fees and expenses incurred in connection with the Transactions. No part of the proceeds of any Term Loan will be used for any purpose that violates the provisions of Regulations T, U or X of the FRB. SECTION 7.20 Solvency. Immediately after giving effect to the Transactions (including the Term Loan hereunder), (a) the aggregate assets, at a fair valuation, of the Borrower and its Subsidiaries, taken as a whole, will exceed the aggregate Indebtedness of the Borrower and its Subsidiaries, taken as a whole, as the Indebtedness becomes absolute and matures, (b) the Borrower and its Subsidiaries, taken as a whole, will not have incurred or intended to incur, and do not believe that they will incur, Indebtedness beyond their ability to pay such Indebtedness as such Indebtedness becomes absolute and matures and (c) the Borrower and its Subsidiaries, taken as a whole, will not have (and will have no reason to believe that they will have thereafter) unreasonably small capital for the conduct of their business. SECTION 7.21 Margin Stock. No Credit Party nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U of the FRB). Following the application of the proceeds of each Term Loan, not more than twenty-five percent (25%) of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 9.3 or Section 9.10 or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness in excess of $12,500,000 will be “margin stock.

65 188841529_7 SECTION 7.22 Government Regulation. No Credit Party nor any Subsidiary thereof is an “investment company” or a company “controlled” by an “investment company” (as each such term is defined or used in the Investment Company Act) and no Credit Party nor any Subsidiary thereof is, or after giving effect to any Term Loan will be, subject to regulation under the Interstate Commerce Act, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby. SECTION 7.23 Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions. (a) None of (i) the Borrower, any Subsidiary or, to the knowledge of the Borrower or such Subsidiary, any of their respective directors, officers, employees or Affiliates, or (ii) to the knowledge of the Borrower, any agent or representative of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the Term Loans, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) has its assets located in a Sanctioned Country, (C) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws, or (D) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons. (b) Each of the Borrower and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. (c) Each of the Borrower and its Subsidiaries, and to the knowledge of the Borrower, director, officer, employee, agent and Affiliate of Borrower and each such Subsidiary, is in compliance with all Anti- Corruption Laws, Anti-Money Laundering Laws in all material respects and applicable Sanctions. (d) No proceeds of any Term Loan have been used, directly or indirectly, by the Borrower, any of its Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of Section 8.15(b). ARTICLE VIII AFFIRMATIVE COVENANTS Until all of the Obligations (other than contingent indemnification obligations not then due) have been paid and satisfied in full in cash and the Delayed Draw Term Loan Commitments terminated, each Credit Party covenants and agrees with the Lenders, on behalf of itself and its Subsidiaries, that: SECTION 8.1 Financial Statements; Other Information. The Borrower will furnish to the Administrative Agent (for distribution to each Lender): (a) Annual Financial Statements. Not later than ninety (90) days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending March 31, 2025, its audited Consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case (when applicable) in comparative form the figures for the previous fiscal year, all reported on by Moss Adams LLP or other independent certified public accounting firm of nationally recognized standing or other accounting firm reasonably acceptable to the Administrative Agent (which report shall be unqualified as to going concern and scope of audit, other than, in the case of going concern, an exception or explanatory note with respect to an upcoming maturity of any Indebtedness occurring within 12 months of the relevant audit or any anticipated breach of any financial covenant) to the

66 188841529_7 effect that such Consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a Consolidated basis in accordance with GAAP consistently applied. (b) Quarterly Financial Statements. Not later than forty-five (45) days after the end of first 3 fiscal quarters of each fiscal year of the Borrower, commencing with the fiscal quarter ending June 30, 2024, the internally prepared Consolidated quarterly financial statements of Borrower and its Subsidiaries, certified by the chief financial officer of the Borrower (or such other financial officer of Borrower reasonably satisfactory to the Administrative Agent) as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a Consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, each containing a Consolidated balance sheet and stockholder’s equity as at the last day of such fiscal quarter and the related Consolidated statement of operations and Consolidated statement of cash flows for the fiscal quarter then ended and for the Borrower’s fiscal year to date. (c) Certificate of Responsible Officer – Compliance. Concurrently with any delivery of financial statements under Section 8.1(a) or Section 8.1(b), a Compliance Certificate (i) certifying as to whether a Default or Event of Default has occurred and, if a Default or Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) certifying that such financial statements fairly present in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP (with respect to unaudited financial statements, subject to normal year-end audit adjustments and the absence of footnotes), (iii) certifying compliance with Section 9.16 and attaching reasonably detailed calculations thereof, including the calculation of Adjusted Cash EBITDA and (iv) listing any newly formed or acquired direct Subsidiary of any Credit Party (including the name and jurisdiction and type of organization of such Subsidiary and the percentage of each class of Equity Interest owned by the applicable Credit Party), together with a report containing management’s discussion and analysis of the Borrower’s material quarterly and annual operating results, as applicable, and a report containing management’s discussion and analysis of such financial statements (it being understood that any such management discussion and analysis of the Borrower’s quarterly and annual operating results and financial statements may take the form of the management discussion and analysis included in the Borrower’s quarterly financial statements for the fiscal quarter ended December 31, 2023 and annual financial statements for the fiscal year ended March 31, 2024, in each case filed with the SEC). (d) SEC and Other Filings; Reports to Shareholders. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or with any national securities exchange, or distributed by the Borrower to its equity holders generally, as the case may be. (e) Information Regarding Borrower and Guarantors. Prompt written notice (and in any event within five (5) Business Days thereafter) of any change (i) in the Borrower’s or any Guarantor’s organizational name, (ii) in the location of the Borrower’s or any Guarantor’s chief executive office or principal place of business, (iii) in the Borrower’s or any Guarantor’s jurisdiction in which such Person is organized or formed, (iv) in the Borrower’s or any Guarantor’s organizational identification number in its jurisdiction of organization, and (v) in the Borrower’s or any Guarantor’s federal taxpayer identification number. (f) Notices of Certain Changes. Concurrently with any delivery of financial statements under Section 8.1(a), copies of any amendment, modification or supplement to the certificate or articles of incorporation, bylaws, certificate or articles of organization, any preferred stock designation or any other organic document of the Borrower or any Guarantor.

67 188841529_7 (g) Other Requested Information. Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary (including any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA with respect to any such Plan or Multiemployer Plan), or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent may reasonably request (including as directed by the Required Lenders); provided that neither the Borrower nor any Subsidiary shall be required to provide any such information to the extent that the provision thereof would violate any attorney-client privilege, law, rule or regulation or any confidentiality obligation binding on the Borrower and/or any Subsidiary (so long as such confidentiality obligation was not entered into in contemplation of preventing such information from being provided and the Borrower and the applicable Subsidiary use commercially reasonable efforts to obtain a waiver of any such confidentiality obligation); provided further that the Borrower shall provide the Administrative Agent with notice of the existence of any such information that is being withheld. (h) Annual Budget. No later than ninety (90) days after the end of each fiscal year, and promptly following any updates or changes thereto that are approved by the Borrower Board, an annual operating budget for the Borrower and its Subsidiaries for the current fiscal year that is approved by the Borrower Board and the assumptions used in calculating such projections; provided that, to the extent any of the information set forth above is submitted to the Borrower Board on a quarterly basis, such information may be provided on a quarterly basis hereunder. Documents required to be delivered pursuant to Section 8.1(a), (b) or (d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent and each Lender (by facsimile or electronic mail) of the posting of any such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide copies of the Compliance Certificates required by Section 8.1(c) to the Administrative Agent in accordance with the procedures set forth in Section 12.1. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on the Platform and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state

68 188841529_7 securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 12.10); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” SECTION 8.2 Notices of Material Events. The Borrower will furnish to the Administrative Agent (for distribution to each Lender) pursuant to Section 12.1(a) prompt (and in any event within five (5) Business Days) written notice after obtaining actual knowledge thereof of the following: (a) the occurrence of any Default or Event of Default; (b) the filing or commencement of, or the threat in writing of, any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against the Borrower or any Subsidiary thereof not previously disclosed in writing to the Lenders or any material adverse development in any action, suit, proceeding, investigation or arbitration previously disclosed to the Lenders, in each case that would reasonably be expected to result in a Material Adverse Effect; and (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in liability of the Borrower or any Subsidiary in an aggregate amount that would have a Material Adverse Effect; (d) the abandonment, expiration, or cancellation of any Intellectual Property other than any abandonment, expiration, or cancellation, in each case in the reasonable good faith judgement of Borrower that is not material to the conduct of the business of the Borrower and its Subsidiaries, including the expiration of Patents and Copyrights in accordance with the applicable statutory term; (e) any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect. Each notice delivered under this Section 8.2 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 8.3 Existence; Conduct of Business. The Borrower will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect (a) its legal existence, (b) the rights, licenses, permits, privileges and franchises material to the conduct of its business and maintain, if necessary, its qualification to do business in each other jurisdiction in which its Properties are located or the ownership of its Properties requires such qualification, and (c) use its commercially reasonable efforts to maintain and enforce all Intellectual Property owned by Borrower (in the reasonable good faith judgement of Borrower, including the expiration of Patents and Copyrights in accordance with the applicable statutory term), except where the failure to do any of the foregoing described in clauses (b) or (c) would not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation, dissolution or other transaction permitted under Section 9.9. SECTION 8.4 Payment of Obligations. The Borrower will, and will cause each Subsidiary to, pay, discharge or otherwise satisfy as the same shall become due and payable, all liabilities, including Tax liabilities of the Borrower and of all of its Subsidiaries before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and the Borrower or such Subsidiary has set aside on its books adequate reserves with respect

69 188841529_7 thereto in accordance with GAAP (to the extent so required by GAAP) or (b) the failure to do so would not reasonably be expected to result in a Material Adverse Effect. SECTION 8.5 Operation and Maintenance of Properties. Except, in each case, where the failure to comply would not reasonably be expected to have a Material Adverse Effect, the Borrower, at its own expense, will, and will cause each Subsidiary to: (a) operate its material Properties or cause such material Properties to be operated in a careful and efficient manner in accordance with the practices of a normal prudent company engaged in the same or similar business and in compliance with all applicable contracts and agreements and in compliance with all Applicable Laws, including applicable proration requirements and Environmental Laws, and all applicable laws, rules and regulations of every other applicable Governmental Authority from time to time constituted to regulate the development and operation of its Properties; (b) keep and maintain all Property material to the conduct of its business in good working order and condition, ordinary wear and tear and casualty and condemnation excepted, and preserve, maintain and keep in good repair, working order and efficiency (ordinary wear and tear excepted) all of its material Properties, including all material equipment, machinery and facilities; (c) promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all rentals, royalties, expenses and Indebtedness accruing under the leases or other agreements affecting or pertaining to its material Properties and will do all other things necessary to keep unimpaired their rights with respect thereto and prevent any forfeiture thereof or default thereunder; (d) promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with standards appropriate for a normal prudent company engaged in the same or similar business, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its material Properties; and (e) operate its material Properties or cause or make reasonable and customary efforts to cause such material Properties to be operated in accordance with the practices appropriate for a normal prudent company engaged in the same or similar business and in material compliance with all applicable contracts and agreements and in compliance in all material respects with all Applicable Laws. SECTION 8.6 Insurance. The Borrower will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations (provided, if any such insurance company shall at any time cease to be financially sound and reputable, there shall be no breach of this provision in the event the Credit Parties promptly (and in any event within thirty (30) days of such date) obtain insurance from an alternative insurance carrier that is financially sound and reputable). No later than forty-five (45) days after the Delayed Draw Funding Date (or such later date as may be agreed by the Administrative Agent in its sole discretion), the lender’s loss payable clauses or provisions in said insurance policy or policies insuring any of the collateral for the Term Loans shall be endorsed in favor of the Administrative Agent as its interests may appear and such policies shall name the Administrative Agent as “additional insured” or “lender’s loss payee” as applicable and, to the extent available from the insurance companies on commercially reasonable terms, provide that the insurer will endeavor to give at least thirty (30) days prior notice of any cancellation to the Administrative Agent. SECTION 8.7 Books and Records; Inspection Rights. The Borrower will, and will cause each Subsidiary to, keep proper books of record and account in which entries are made in conformity with

70 188841529_7 GAAP. Subject to the following sentence, the Borrower will, and will cause each Subsidiary to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to concurrently visit and inspect its Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants (provided that the Borrower may, if it so chooses, be present at or participate in any such discussion), all at such reasonable times during normal business hours. Notwithstanding the foregoing, excluding any such visits and inspections during the continuation of an Event of Default, (a) no more than one such inspection shall occur in any fiscal year and (b) the aggregate expenses of Administrative Agent in connection with such inspections required to be reimbursed by Borrower shall not exceed Ten Thousand Dollars ($10,000) per fiscal year; provided, that when an Event of Default exists, the Administrative Agent or any Lender (or any of their representatives) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable prior notice. Notwithstanding anything to the contrary in this Section 8.7, none of the Borrower or any of its Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (a) constitutes non-financial trade secrets or non- financial proprietary information, (b) in respect of which disclosure to the Administrative Agent or any Lender (or their respective Related Parties) is prohibited by law or any binding agreement (so long as such binding agreement was not entered into in contemplation of preventing such information from being provided and the Borrower and the applicable Subsidiary use commercially reasonable efforts to obtain a waiver of any such binding agreement) or (c) is subject to attorney- client or similar privilege or constitutes attorney work product; provided that the Borrower shall provide the Administrative Agent and the Lenders with notice of the existence of any such information that is being withheld. SECTION 8.8 Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its Property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. SECTION 8.9 Environmental Matters. The Borrower shall at its sole expense: (i) comply, and shall cause its Properties and operations and each Subsidiary and each Subsidiary’s Properties and operations to comply, with all applicable Environmental Laws, the breach of which would be reasonably expected to have a Material Adverse Effect; (ii) not dispose of or otherwise release, and shall cause each Subsidiary not to dispose of or otherwise release, any Hazardous Material on, under, about or from the Borrower or any of its Subsidiaries’ Properties or any other Property to the extent caused by the Borrower’s or any of its Subsidiaries’ operations except in compliance with applicable Environmental Laws, the disposal or release of which would reasonably be expected to have a Material Adverse Effect; (iii) timely obtain or file, and shall cause each Subsidiary to timely obtain or file, all notices, permits, licenses, exemptions, approvals, registrations or other authorizations, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of the Borrower’s or its Subsidiaries’ Properties, which failure to obtain or file would reasonably be expected to have a Material Adverse Effect; (iv) promptly commence and diligently prosecute to completion, and shall cause each Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the “Remedial Work”) in the event any Remedial Work is required or reasonably necessary under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future disposal or other release of any Hazardous Material on, under, about or from the Borrower’s or any of its Subsidiaries’ Properties, which failure to commence and diligently prosecute to completion would reasonably be expected to have a Material Adverse Effect; and (v) establish and implement, and shall cause each Subsidiary to establish and implement, such procedures as may be necessary to continuously determine and assure that the Borrower’s and its Subsidiaries’ obligations under

71 188841529_7 this Section 8.9 are timely and fully satisfied, which failure to establish and implement would reasonably be expected to have a Material Adverse Effect. SECTION 8.10 Further Assurances. (a) Subject in all respects to the exceptions and limitations set forth in the Loan Documents, the Borrower at its expense will, and will cause each Guarantor to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent (including as directed by the Required Lenders) to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Borrower or any Guarantor, as the case may be, in the Loan Documents, including the Term Loan Notes, or to further evidence and more fully describe the Collateral intended as security for the Secured Obligations, or to correct any defect, error or inaccuracy in this Agreement or the Security Documents, or to state more fully the Obligations secured therein, or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Documents or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, or as requested by the Administrative Agent (including as directed by the Required Lenders in their reasonable discretion), in connection therewith. (b) The Borrower hereby authorizes the Administrative Agent (but without any obligation to do so) to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Borrower or any Guarantor where permitted by law. A carbon, photographic or other reproduction of the Security Documents or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Notwithstanding the foregoing or anything to the contrary herein or in any other Loan Document, the Administrative Agent shall not be responsible for the preparation, filing, form, content or continuation of any UCC financing statements, mortgages, assignments, conveyances, financing statements, transfer endorsements or similar instruments. SECTION 8.11 Additional Collateral; Additional Guarantors. (a) The Borrower shall promptly cause each direct Domestic Subsidiary (other than any Excluded Subsidiary) formed or acquired after the Closing Date and any Domestic Subsidiary that ceases to be an Excluded Subsidiary after the Closing Date to (i) guarantee the Secured Obligations pursuant to a Joinder Agreement substantially in the form of Exhibit H hereto and (ii) grant to the Administrative Agent, a perfected security interest in all of the Collateral (as defined in the Collateral Agreement) pursuant to the Collateral Agreement. In connection therewith, the Borrower shall, or shall cause such Domestic Subsidiary, as applicable, to, no later than thirty (30) days (or such longer period of time as agreed to by the Administrative Agent) after the formation or acquisition of any such Domestic Subsidiary or thirty (30) days (or such longer period of time as agreed to by the Administrative Agent) after the date such Domestic Subsidiary ceased to be an Excluded Subsidiary, as applicable to, (A) execute and deliver a Joinder Agreement substantially in the form of Exhibit H hereto, in each case executed by such Domestic Subsidiary, (B) execute and deliver a joinder to the Collateral Agreement, in each case executed by such Domestic Subsidiary, and (C) pledge all of the Equity Interests (other than to the extent such Equity Interests constitute Excluded Assets) of such Domestic Subsidiary that are owned by any Credit Party (and deliver the original stock certificates, if any, evidencing the Equity Interests of such Domestic Subsidiary, if any, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof). The Credit Parties shall deliver, or cause to be delivered, to the Administrative Agent, appropriate resolutions, secretary’s (or equivalent) certificates, certified organizational documents and, if requested by the Administrative Agent (including as directed by the Required Lenders), legal opinions relating to the matters described in this Section 8.11(a) (which opinions shall be in form and substance reasonably acceptable to the Administrative Agent and, to the extent applicable, substantially

72 188841529_7 similar to the opinions delivered on the Closing Date), in each instance with respect to each Credit Party so joined after the Closing Date. (b) The Borrower shall and shall cause its Subsidiaries to, with respect to any Material Real Property acquired after the Closing Date by any Credit Party, (i) promptly after the acquisition of any Material Real Property (or after any owned real property becomes Material Real Property) by any Credit Party that is not subject to a Mortgage (and, in any event, within ten (10) days after such acquisition or event, as such time period may be extended by the Administrative Agent in its sole discretion), notify the Administrative Agent and (ii) within ninety (90) days (as such time period may be extended by the Administrative Agent, or such requirement is waived by the Administrative Agent, in each case in its sole discretion) after the acquisition of any Material Real Property (or after any owned real property becomes Material Real Property) by any Credit Party that is not subject to a Mortgage, deliver the following with respect such Material Real Property: (A) a Mortgage duly executed and delivered by the record owner of such Material Real Property (together with UCC fixture filings, if reasonably requested by the Administrative Agent), (B) a policy or policies of title insurance (or marked up title insurance commitments having the effect of policies of title insurance) in the amount equal to the fair market value of such Material Real Property and fixtures, as determined by the Borrower in good faith, or such other amount as is reasonably acceptable to the Administrative Agent and issued by a nationally recognized title insurance company reasonably acceptable to the Administrative Agent (the “Title Company”) insuring the Lien of each such Mortgage as a first priority Lien on the Material Real Property described therein, free of any other Liens except Permitted Liens, together with such customary endorsements as the Administrative Agent may reasonably request, together with evidence reasonably satisfactory to the Administrative Agent of payment of all expenses and premiums of the Title Company and all other sums required in connection with the issuance of each title policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording such Mortgage in the appropriate real estate records, (C) such affidavits, certificates, information (including financial data and environmental reports if requested by the Title Company) and instruments of indemnification as shall be reasonably required to induce the Title Company to issue the title policies and endorsements contemplated above and which are reasonably requested by such Title Company, (D) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each such Material Real Property (together with a notice about special flood hazard area status and flood disaster assistance, which, if applicable, shall be duly executed by the applicable Credit Party relating to such Material Real Property), (E) if any such Material Real Property is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, evidence of such flood insurance as may be required under applicable Law, including Regulation H of the FRB and the other Flood Insurance Laws and as required under Section 8.6, (F) a survey for each such Material Real Property, together with an affidavit of no change, if applicable, in favor of the Title Company, sufficient to allow the Title Company to issue the applicable policy of title insurance without a standard survey exception and (G) customary legal opinions and evidence of organizational approval in form and substance reasonably satisfactory to the Administrative Agent with respect to the mortgagor of such Mortgage and the enforceability and perfection of such Mortgage. (c) At the request of the Administrative Agent (including as directed by the Required Lenders), the Borrower shall use commercially reasonable efforts to obtain a landlord’s agreement, from any lessor of any chief executive office of the Borrower, which agreement or letter shall contain a waiver or subordination of all Liens or claims that the landlord may assert against the Collateral at the location, and shall otherwise be reasonably satisfactory in form and substance to the Required Lenders. Each Credit Party shall pay and perform its material obligations under all leases and other material agreements with respect to each leased location or public warehouse where Collateral is located, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

73 188841529_7 (d) Notwithstanding anything to the contrary contained herein or in any other Loan Document, (i) no actions in any non-U.S. jurisdiction or required by the law of any non-U.S. jurisdiction shall be required in order to create a security interest in any assets or to perfect or make enforceable such security interest (including property registered or applied-for in any non-U.S. jurisdiction) it being understood that there shall be no security agreement or pledge agreement governed under the laws of any non-U.S. jurisdiction or any requirement to make any filings in any foreign jurisdiction including with respect to Intellectual Property, (ii) no Credit Party shall be required to seek any landlord waiver, bailee letter, estoppel, warehouseman waiver or other collateral access, lien waiver or similar letter of agreement (other than as set forth in clause (c) above) and (iii) no Term Loan or other obligation of any Credit Party under the Loan Documents shall be (A) guaranteed by a Foreign Subsidiary, guaranteed by a Domestic Subsidiary that is a CFC Holdco, or guaranteed by a Domestic Subsidiary that is a direct or indirect Subsidiary of a CFC or a CFC Holdco, (B) secured by any asset of a Subsidiary described in clause (iii)(A) above, or (C) secured by a pledge or other security interest in the Equity Interests of a CFC or CFC Holdco in excess of 65% of the issued and outstanding Equity Interests entitled to vote of such CFC or CFC Holdco (it being understood that the Term Loan and other obligations of the Credit Parties under the Loan Documents shall be secured by 100% of the issued and outstanding Equity Interests not entitled to vote). SECTION 8.12 ERISA Compliance. (a) Unless reasonably expected to result in liability to the Borrower or any Subsidiary that would not have a Material Adverse Effect (individually or in the aggregate), the Borrower will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent (i) promptly upon becoming aware of the occurrence of any ERISA Event or of any “prohibited transaction,” as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by the President or other Responsible Officer of the Borrower, the Subsidiary or the ERISA Affiliate, as the case may be, specifying the nature thereof, what action the Borrower, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the IRS, the Department of Labor and/or the PBGC with respect thereto, and (ii) promptly upon receipt thereof, copies of any notice of the PBGC’s intention to terminate or to have a trustee appointed to administer any Plan. (b) With respect to each Plan (other than a Multiemployer Plan), unless reasonably expected to result in liability to the Borrower or any Subsidiary that would not have a Material Adverse Effect (individually or in the aggregate), the Borrower will, and will cause each Subsidiary and ERISA Affiliate to, (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of the Code and ERISA, including sections 412, 430, 431, 432 and 436 of the Code and sections 302, 303, 304 and 305 of ERISA, and (ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA. SECTION 8.13 Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions. Each Credit Party will, and will cause each of its Subsidiaries to: (a) maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with all Anti- Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, (b) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification (or a certification that the Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the

74 188841529_7 Beneficial Ownership Regulation) and (c) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation. SECTION 8.14 Deposit Accounts; Commodity Accounts and Securities Accounts. Subject to Section 8.16 hereof, the Borrower and each Guarantor shall not establish or maintain a deposit account, securities account or commodities account in the United States (other than Excluded Deposit Accounts or Excluded Securities Accounts), unless (a) such account is held with the Administrative Agent or (b) such account is subject to a Deposit Account Control Agreement or Securities Account Control Agreement, as applicable, covering the applicable deposit account, securities account or commodities account subject to the requirements and time periods set forth in the Collateral Agreement. SECTION 8.15 Use of Proceeds. (a) The Borrower shall, and shall cause its Subsidiaries to, use the proceeds of the Term Loan for the purposes set forth in Section 7.19; provided that no part of the proceeds of any of the Term Loans shall be used for purchasing or carrying margin stock (within the meaning of Regulation T, U or X of the FRB) or for any purpose which violates the provisions of Regulation T, U or X of the FRB. If requested by the Administrative Agent or any Lender (through the Administrative Agent), the Borrower shall promptly furnish to the Administrative Agent and each requesting Lender a statement in conformity with the requirements of Form G-3 or Form U-1, as applicable, under Regulation U of the FRB. (b) The Borrower shall not request any Term Loan, and the Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Term Loan, directly or indirectly, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. SECTION 8.16 Post-Closing Obligations. The Borrower shall, and shall cause each applicable Credit Party to, execute and deliver the documents, take the actions and complete the tasks set forth on Schedule 8.16, in each case within the applicable corresponding time limits specified on such schedule (or such later date as may be agreed by the Administrative Agent in its sole discretion). ARTICLE IX NEGATIVE COVENANTS Until all of the Obligations (other than contingent indemnification obligations not then due) have been paid and satisfied in full in cash, and the Delayed Draw Term Loan Commitments terminated, each Credit Party covenants and agrees with the Lenders that: SECTION 9.1 Payment of Junior Indebtedness. The Borrower shall not, and shall not permit any Subsidiary to, voluntarily cancel, forgive, make (directly or indirectly) any voluntary payment or prepayment or other voluntary distribution (whether in cash, securities or other property) on, or voluntarily purchase, redeem or acquire for value (including, without limitation, by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due) or voluntarily defease or otherwise voluntarily satisfy any Junior Indebtedness (in each case other than any intercompany Indebtedness), except:

75 188841529_7 (a) (i) the payment upon maturity (or otherwise required pursuant to customary prepayment, redemption, repurchase or defeasance obligations in connection with a change of control, fundamental change or asset sale) of the 2028 Convertible Senior Notes and any other Permitted Convertible Indebtedness, and (ii) the Borrower or any Subsidiary may (A) convert or exchange the 2028 Convertible Senior Notes and any Permitted Convertible Indebtedness in accordance with its terms into or for shares of Qualified Equity Interests of the Borrower and make a payment of cash in lieu of fractional shares of the Borrower’s Qualified Equity Interests deliverable upon any such conversion or exchange or (B) deliver cash in connection with any conversion or exchange of the 2028 Convertible Senior Notes and any Permitted Convertible Indebtedness in an aggregate amount since the date of the indenture governing such Permitted Convertible Indebtedness not to exceed the sum of (x) the principal amount of the 2028 Convertible Senior Notes or such Permitted Convertible Indebtedness, as applicable, and (y) the amount of any payments required to be made to the Borrower or any of its Subsidiaries upon the exercise, settlement, termination or unwind of any related Permitted Bond Hedge Transaction substantially concurrently with, or a commercially reasonable period of time before or after, the settlement date for the exchange or conversion of the 2028 Convertible Senior Notes or such other relevant Permitted Convertible Indebtedness; (b) (i) the conversion of any Indebtedness into Qualified Equity Interests of the Borrower or otherwise in exchange thereof (including any payment for accrued and unpaid interest) and payment of cash in lieu of the issuance of fractional shares in connection with any conversion or exercise of such Indebtedness and (ii) payments, prepayments, distributions, purchases, redemptions and acquisitions made solely with the proceeds of Qualified Equity Interests or any capital contribution in respect of Qualified Equity Interests of the Borrower or a substantially contemporaneous issuance of additional Junior Indebtedness permitted under Section 9.2; (c) additional payments, prepayments, distributions, purchases, redemptions and acquisitions in an aggregate amount not to exceed $1,000,000; (d) payments, prepayments, distributions, purchases, redemptions and acquisitions made with the proceeds of any Permitted Refinancing in respect of the applicable Indebtedness; (e) so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) at the time of any payment, prepayment, distribution, purchase or redemption of Junior Indebtedness under this clause (e) and immediately after giving effect thereto and any Indebtedness incurred in connection therewith, the Borrower shall be in pro forma compliance with a Consolidated Secured Leverage Ratio not exceeding 1.50 to 1.00, the Borrower may make additional payments, prepayments, distributions, purchases and redemptions of Junior Indebtedness in an aggregate amount during the term of this Agreement, when taken together with all Restricted Payments made pursuant to Section 9.4(f), not to exceed, at the time of such payment, prepayment, distribution, purchase or redemption, the greater of (A) $35,000,000 and (B) 30% of Adjusted Cash EBITDA as of the most recently ended Reference Period for which financial statements have been delivered under this Agreement; and (f) the payment of interest, expenses and indemnities in respect of Junior Indebtedness (except to the extent prohibited by the subordination terms thereof in the subordination agreement applicable thereto). SECTION 9.2 Indebtedness. The Borrower shall not, and shall not permit any Subsidiary to, incur, create, assume or suffer to exist any Indebtedness, except: (a) the Secured Obligations arising under the Loan Documents or any guaranty of or suretyship arrangement for the Secured Obligations arising under the Loan Documents;

76 188841529_7 (b) Indebtedness in respect of (i) the 2028 Convertible Senior Notes (and any Permitted Refinancing thereof) and (ii) Hedge Agreements to the extent permitted under Section 9.14; (c) (i) Indebtedness existing on the Closing Date and set forth in Schedule 9.2 and any Permitted Refinancing thereof and (ii) prior to the funding of the Delayed Draw Term Loan, Indebtedness outstanding under the Existing Credit Agreement; (d) to the extent constituting Indebtedness: (i) accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of Property or services, from time to time incurred in the ordinary course of business, (ii) obligations to make purchase price adjustments, earn-out obligations and indemnities or obligations under deferred compensation or similar arrangements, in each case in connection with the Transactions, any Permitted Acquisition or other Investment or any sale, transfer or other disposition permitted hereunder (other than earn-outs and similar obligations), and (iii) deferred compensation to current or former directors, officers, employees, members of management, managers, members, partners, independent contractors and consultants of the Borrower or any of its Subsidiaries in the ordinary course of business; (e) Indebtedness of any Credit Party or any Subsidiary of a Credit Party incurred to finance the acquisition, construction or improvement of any fixed or capital assets (whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, in an aggregate principal amount at any time outstanding not to exceed, at the time of any incurrence thereof, the greater of (i) $16,000,000 and (ii) 10% of Adjusted Cash EBITDA as of the most recently ended Reference Period for which financial statements have been delivered under this Agreement, and Permitted Refinancings thereof; (f) Indebtedness incurred by any Credit Party or any Subsidiary of a Credit Party in respect of cash secured or unsecured letters of credit, bank guarantees, bankers’ acceptances or similar instruments issued or created, or related to obligations or liabilities incurred, in the ordinary course of business, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other reimbursement-type obligations regarding workers compensation claims in an aggregate principal amount not to exceed $15,000,000 at any one time outstanding; (g) intercompany Indebtedness between the Borrower and any Subsidiary or between any Subsidiary and any other Subsidiary to the extent permitted by Section 9.5(a); provided that any such Indebtedness owed by either the Borrower or a Guarantor shall be subordinated to the prior payment in full in cash of the Secured Obligations on customary terms reasonably satisfactory to the Administrative Agent; (h) (i) Indebtedness in connection with (A) credit cards (including, without limitation, “commercial credit cards” and purchasing cards), (B) stored value cards, (C) merchant processing services, (D) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts, cash pooling services, and interstate depository network services), and (E) foreign exchange and currency management services incurred in the ordinary course of business, (ii) other Indebtedness incurred in the ordinary course of business in respect of netting services, overdraft protections and similar arrangements and Indebtedness incurred in the ordinary course of business arising from the honoring of a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds; and (iii) endorsements of negotiable instruments for collection in the ordinary course of business; provided that, such Indebtedness under this clause (h) shall be in an aggregate amount not to exceed $15,000,000 at any time;

77 188841529_7 (i) Indebtedness owing to any insurance company in connection with the financing of any insurance premiums permitted by such insurance company in the ordinary course of business; (j) Subordinated Indebtedness of the Borrower subject to a customary subordination agreement reasonably satisfactory to the Administrative Agent; (k) to the extent constituting Indebtedness, obligations arising under indemnity agreements to title insurers to cause such title insurers to issue to the Administrative Agent title insurance policies; (l) Indebtedness (including deposits) in respect of performance, bid, customs, government, appeal and surety bonds, performance and completion guarantees and similar obligations or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case provided in the ordinary course of business; (m) Guarantees by the Borrower or any of its Subsidiaries in respect of Indebtedness of the Borrower or any of its Subsidiaries otherwise permitted under this Section 9.2; provided that if such Indebtedness is subordinated to the Secured Obligations, any such guaranty shall be subordinated to the same extent; (n) any Guarantee by a Credit Party of Indebtedness of a Subsidiary that is not a Credit Party shall be permitted under Section 9.5; (o) other Indebtedness incurred by the Credit Parties in an aggregate amount at any time outstanding not to exceed, at the time of any incurrence thereof, the greater of (i) $50,000,000 and (ii) 40% of Adjusted Cash EBITDA as of the most recently ended Reference Period for which financial statements have been delivered under this Agreement; and (p) any unsecured Permitted Convertible Indebtedness, any guarantee by any Credit Party thereof, and any Permitted Refinancing in respect thereof; provided, that in the case of each incurrence of such Permitted Convertible Indebtedness: (i) no Default or Event of Default shall have occurred and be continuing or would be caused by the incurrence of such Indebtedness; (ii) after giving effect to the issuance of such Indebtedness and the use of proceeds thereof on a Pro Forma Basis as of the most recently ended Reference Period, the Consolidated Total Net Leverage Ratio would not exceed 3.50 to 1.00; (iii) such Indebtedness does not mature, or require any principal amortization, mandatory prepayment, put right or sinking fund obligation prior to the date that is 91 days after the then latest scheduled maturity date of the Term Loans; provided that (x) any Indebtedness consisting of a customary bridge facility shall be deemed to satisfy this requirement so long as such Indebtedness automatically converts into long-term debt which satisfies this clause (iii), (y) reasonable and customary prepayment, redemption, repurchase or defeasance obligations in connection with a change of control, asset sale or the exercise of remedies after an event of default shall not disqualify such Indebtedness from satisfying the requirements of this clause (iii) and (z) neither any settlement upon conversion of or exchange for such Permitted Convertible Indebtedness (whether in cash, stock or other property) nor any required redemption or repurchase thereof upon a “fundamental change” (as customarily defined for such Permitted Convertible Indebtedness) shall disqualify such Permitted Convertible Indebtedness from satisfying such requirements

78 188841529_7 notwithstanding a possible occurrence prior to the then latest scheduled maturity date of the Term Loans; (iv) such Permitted Convertible Indebtedness shall not be guaranteed by or otherwise recourse to any Person other than the Credit Parties; and (v) the covenants and events of default applicable to such Permitted Convertible Indebtedness shall not be more restrictive, taken as a whole, to the Borrower and its Subsidiaries than the covenants and events of default contained in this Agreement (it being understood that customary provisions with respect to a “fundamental change” or any other provision that is customary with respect to convertible notes shall not be considered, for the purposes of this clause (v), to be more restrictive to the Borrower and its Subsidiaries than the covenants and events of default contained in this Agreement). (q) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (n) above. SECTION 9.3 Liens. The Borrower shall not, and shall not permit any Subsidiary to, create, incur, permit or grant a security interest or suffer to exist or permit a Lien, claim or other encumbrance or any charges to attach to or affect any of their Properties, except (collectively, “Permitted Liens”): (a) (i) any Lien existing on the Property of a Credit Party or a Subsidiary of a Credit Party on the Closing Date and set forth in Schedule 9.3 securing Indebtedness and/or other obligations outstanding on such date and permitted by Section 9.2, including replacement Liens on the Property currently subject to such Liens securing Indebtedness and/or other obligations permitted by Section 9.2 and (ii) prior to the funding of the Delayed Draw Term Loan, Liens existing on the Property of a Credit Party or a Subsidiary thereof securing obligations outstanding under the Existing Credit Agreement; (b) any Lien created under any Loan Document; (c) Liens for Taxes, fees, assessments or other charges (i) which are not past due or remain payable without penalty, (ii) the non-payment of which is permitted by Section 7.11 or (iii) are being contested in good faith by appropriate proceedings and for which adequate reserves have been made in accordance with GAAP (to the extent so required); (d) statutory Liens of landlords, carriers, warehousemen, mechanics, repairmen, landlords, materialmen or other similar Liens incurred in the ordinary course of business for sums which are not delinquent for more than ninety (90) days or remain payable without penalty or that are being contested in good faith by appropriate proceedings being diligently conducted and for which the Borrower maintains adequate reserves in accordance with GAAP (to the extent so required); (e) Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default; (f) to the extent made in the ordinary course of business, deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or the Code or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;

79 188841529_7 (g) banker’s Liens, rights of setoff and similar Liens arising by operation of law on deposits made in the ordinary course of business, provided such Liens do not arise in respect of borrowed money; (h) (i) licenses and sublicenses of, or any other grant of right to use or otherwise exploit, Intellectual Property or any other intangible assets granted by the Borrower or any of its Subsidiaries in the ordinary course of business and (ii) licenses under or other grants of rights in Intellectual Property granted by the Borrower or any of its Subsidiaries in connection with participation in the “License on Transfer Network” administered by LOT Network Inc. or its successor or another entity appointed thereby; (i) Liens arising in connection with Indebtedness described in Section 9.2(e); provided that (i) any such Lien attaches to such Property concurrently with the acquisition thereof, (ii) such Lien attaches solely to the Property so acquired in such transaction and the proceeds thereof (other than improvements, accessions or proceeds in respect thereof and assets fixed or appurtenant thereto), and (iii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such Property plus fees, costs, expenses and other liabilities incurred in connection with the acquisition of such Property; (j) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods; (k) Liens on insurance proceeds securing the payment of financed insurance premiums; (l) with respect to leased real estate, Liens to which the fee or other superior interest in such real property is subject; (m) Liens arising from the filing of precautionary uniform commercial code financing statements with respect to any lease not prohibited by this Agreement; (n) licenses and sublicenses granted by a Credit Party or any Subsidiary of a Credit Party and leases and subleases (by a Credit Party or any Subsidiary of a Credit Party as lessor or sublessor), in each case in the ordinary course of business not interfering in any material respect with the business of the Credit Parties or any of their Subsidiaries; (o) Liens in favor of collecting banks arising by operation of law under Section 4-210 of the UCC or, with respect to collecting banks located in the State of New York, under Section 4- 208 of the UCC; (p) easements, covenants, conditions, rights-of-way and other restrictions, exceptions, defects, other irregularities in title or other matters of record, and other similar encumbrances which, either individually or in the aggregate, do not in any case interfere in any material respect with the ordinary conduct of the businesses of the Credit Parties and their Subsidiaries, taken as a whole; (q) zoning, building codes and other land use laws regulating the use or occupancy of real estate or the activities conducted thereon which are imposed by any Governmental Authority having jurisdiction over such real estate; (r) Liens attaching solely to cash earnest money deposits in connection with Investments permitted under Section 9.5; (s) Liens on Property, and only such Property, which is the subject of an unconsummated asset purchase agreement in connection with an Asset Disposition permitted hereunder, which Liens secure the obligation of a Credit Party or any Subsidiary of a Credit Party under such agreement;

80 188841529_7 (t) Liens consisting of prepayments and security deposits in connection with leases, subleases, licenses, sublicenses, use and occupancy agreements, utility services and similar transactions entered into by the applicable Credit Party or Subsidiary of a Credit Party in the ordinary course of business and not required as a result of any breach of any agreement or default in payment of any obligation; (u) Liens on cash collateral securing letters of credit permitted pursuant to Section 9.2(l); (v) with respect to any Property subject to a Mortgage, (1) any exceptions listed on the applicable title policy that are accepted by the Administrative Agent and (2) matters that are disclosed by the ALTA survey (or survey equivalent) and accepted by the Administrative Agent; and (w) other Liens not to exceed $10,000,000 in the aggregate at any one time outstanding; provided that, to the extent any such Liens encumber the Collateral or are incurred by Credit Party such Liens must be junior to the Liens securing the Secured Obligations. SECTION 9.4 Restricted Payments. The Borrower shall not declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, other than: (a) conversions of any of the Borrower’s convertible securities into Qualified Equity Interests of the Borrower and/or cash by reference thereto pursuant to the terms of such convertible securities or otherwise in exchange thereof (including any payment for accrued and unpaid interest) and payment of cash in lieu of the issuance of fractional shares in connection with any conversion or exercise of such convertible securities; (b) the payment of dividends solely in the form of Qualified Equity Interests of the Borrower; (c) the repurchase of shares of Borrower’s common stock from employees, directors, consultants and other Persons performing services for Borrower pursuant to agreements under which Borrower has the option to repurchase such shares upon the termination of such Person’s employment or services for Borrower; provided that (i) at the time of any such repurchase, and after giving effect thereto, no Event of Default exists and (ii) the aggregate cash paid in connection with such repurchases during any calendar year during the term hereof does not exceed $1,000,000; (d) the Borrower may make repurchases of Equity Interests of the Borrower (i) deemed to occur on the exercise of stock options or warrants or similar rights if such Equity Interests represent the delivery of a portion of the Equity Interests subject to such options or warrants or similar rights in satisfaction of the exercise price of such stock options, warrants or similar rights (and do not involve cash consideration) or (ii) deemed to occur in the case of payment by the Borrower of withholding or similar Taxes payable by any future, present or former officer, director, employee, consultant or agent (or heirs or other permitted transferees thereof), in connection with the exercise or vesting of stock options, restricted stock warrants or similar rights (in lieu of a portion of the shares that otherwise would be issued upon such exercise or vesting); (e) (i) payment of the premium in respect of any Permitted Bond Hedge Transactions or (ii) any payments and/or deliveries required by the terms of any Permitted Warrant Transaction (including, without limitation, by payments and/or deliveries due upon exercise, settlement, unwind or termination of all or a portion thereof and by set-off against the concurrent settlement, unwind or other termination of all or any portion of any related Permitted Bond Hedge Transaction); (f) so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) at the time of any Restricted Payment and after giving effect thereto and any Indebtedness

81 188841529_7 incurred in connection therewith, the Borrower shall be in pro forma compliance with a Consolidated Secured Leverage Ratio not exceeding 1.50 to 1.00, the Borrower may make additional Restricted Payments in an aggregate amount during the term of this Agreement, when taken together with all payments, prepayments, distributions, purchases or redemptions of Junior Indebtedness under Section 9.1(e), not to exceed, at the time such Restricted Payment is made, the greater of (A) $35,000,000 and (B) 30% of Adjusted Cash EBITDA as of the most recently ended Reference Period for which financial statements have been delivered under this Agreement; and (g) Restricted Payments in connection with any exchange or repurchase of any Permitted Convertible Indebtedness, (i) from the proceeds of or in consideration for other Permitted Convertible Indebtedness, (ii) from the proceeds of or in consideration of Qualified Equity Interests of the Borrower or (iii) any accrued and unpaid interest on such Permitted Convertible Indebtedness. SECTION 9.5 Investments, Loans and Advances. The Borrower shall not and shall not permit any of its Subsidiaries to (i) purchase or acquire any Equity Interests, or any other securities of, any other Person, including the establishment or creation of a Subsidiary, or (ii) make any Acquisitions, or any other acquisition of all or substantially all of the assets of another Person, or of any business or division of any Person, including without limitation, by way of merger, consolidation or other combination or (iii) make or purchase any advance, loan, extension of credit or capital contribution to, or Guarantee in favor of, any other Person, including the Borrower or any of its Subsidiaries or Affiliates, in each case, to the extent constituting an “investment” under GAAP (the items described in clauses (i), (ii) and (iii) are referred to as “Investments”), except for: (a) Investments (i) by a Credit Party in any other Credit Party, (ii) by any Subsidiary of the Borrower that is not a Guarantor in any other Subsidiary of the Borrower that is not a Guarantor or in any Credit Party and (iii) by any Credit Party in any Subsidiary of the Borrower that is not a Guarantor in an aggregate amount not to exceed $10,000,000 at any one time outstanding; (b) Investments existing on the Closing Date and set forth on Schedule 9.5; (c) Investments comprised of Indebtedness permitted by Section 9.2 (other than Section 9.2(g)); (d) Investments in Hedge Agreements permitted by Section 9.14; (e) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by the Borrower Board and not to exceed $1,000,000 in the aggregate at any time outstanding; (f) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; (g) (i) Investments in the ordinary course of business consisting of prepaid expenses and (ii) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

82 188841529_7 (h) Investments consisting of extensions of credit to customers and suppliers who are not Affiliates in the nature of account receivables in the ordinary course of business arising from the sale or lease of goods, provision of services or licensing activities of property; (i) Investments in cash and Cash Equivalents; (j) Investments of any Person existing at the time such Person becomes a Subsidiary or consolidates or merges with the Borrower or any Subsidiary (including in connection with a Permitted Acquisition) so long as such Investments were not made in contemplation of such Person becoming a Subsidiary or of such consolidation, amalgamation or merger; (k) Guarantees by the Borrower of the obligations of the Borrower or any Subsidiary of the Borrower of leases (other than Capital Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business and Guarantees permitted by Section 9.2; (l) advances of payroll payments to employees in the ordinary course of business and Investments made pursuant to employment and severance arrangements of officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements in the ordinary course of business; (m) Investments consisting of licensing or contribution of Intellectual Property pursuant to joint marketing arrangements with other Persons in the ordinary course of business; (n) Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses of Intellectual Property in the ordinary course of business; (o) completion or performance guarantees incurred in the ordinary course of business or consistent with industry practice; (p) Permitted Acquisitions; (q) to the extent constituting Investments, any entry, settlement, termination, unwind, or otherwise pursuant to the terms of any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction; (r) Investments received as the non-cash portion of consideration received in connection with transactions permitted pursuant to Section 9.10; (s) Investments made by the Borrower and any of its Subsidiaries with the Net Cash Proceeds of any Asset Disposition or Insurance and Condemnation Event to the extent such proceeds are applied in accordance with Section 4.4(b)(ii) (to the extent required by such Section); (t) other Investments in an aggregate amount outstanding at any time not to exceed, at the time such Investment is made, the greater of (i) $25,000,000 and (ii) 20% of Adjusted Cash EBITDA as of the most recently ended Reference Period for which financial statements have been delivered under this Agreement; and (u) to the extent constituting Investments, transactions expressly permitted (other than by reference to this Section 9.5 (or any clause hereof)) under Sections 9.1, 9.2, 9.3, 9.4, 9.9 and 9.10.

83 188841529_7 For purposes of determining the amount of any Investment outstanding for purposes of this Section 9.5, such amount shall be deemed to be the amount of such Investment when made, purchased or acquired (without adjustment for subsequent increases or decreases in the value of such Investment) less any amount realized in respect of such Investment upon the sale, collection or return of capital (not to exceed the original amount invested). SECTION 9.6 Nature of Business. The Borrower shall not, and shall not permit any Subsidiary to, engage in any material line of business other than the businesses engaged in by the Borrower and its Subsidiaries on the Closing Date and similar or reasonably related, complementary or ancillary businesses thereto and extensions thereof. SECTION 9.7 Accounting Changes. The Borrower shall not, and shall not permit any of its Subsidiaries to (a) make any significant change in its accounting policies or reporting practices, except as permitted by GAAP, or (b) make any change to its fiscal year. SECTION 9.8 ERISA Compliance. Unless not reasonably expected to have a Material Adverse Effect, the Borrower and the Subsidiaries will not at any time: (a) engage in, or permit any ERISA Affiliate to engage in, any act, omission or transaction in connection with which the Borrower, any Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to subsections (c), (i) or (l) of section 502 of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code. (b) terminate, or permit any ERISA Affiliate to terminate, any Plan in a manner, or take any other action (or fail to take any action) with respect to any Plan, which would reasonably be expected to result in any liability of the Borrower, any Subsidiary or any ERISA Affiliate to the PBGC or otherwise. (c) fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto and/or applicable law, the Borrower, any Subsidiary or any ERISA Affiliate is required to pay as contributions thereto. (d) permit to exist, or allow any ERISA Affiliate to permit to exist, any failure to satisfy the minimum funding standards under section 302, 303 or 304 of ERISA or section 412, 430 or 431 of the Code, whether or not waived, with respect to any Plan (other than a Multiemployer Plan). (e) permit, or allow any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan (other than a Multiemployer Plan) to exceed the current fair market value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term “actuarial present value of the benefit liabilities” shall have the meaning specified in section 4041 of ERISA. (f) contribute to or assume or undertake an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume or undertake an obligation to contribute to, any Multiemployer Plan. (g) acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Borrower or a Subsidiary or with respect to any ERISA Affiliate if such Person sponsors, maintains or contributes to (or has an obligation to contribute to), or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to (or had an obligation to contribute to), (i) any Multiemployer Plan, or (ii) any other Plan under which the actuarial present value of the benefit liabilities under such Plan exceeds the current fair

84 188841529_7 market value of the assets (computed on a plan funding basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. (h) incur, or permit any ERISA Affiliate to incur, any liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA. (i) amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Borrower, a Subsidiary or any ERISA Affiliate is required to provide security to such Plan under the Code including under section 401(a)(29) or 436 of the Code. SECTION 9.9 Mergers, Etc. Neither the Borrower nor any Subsidiary shall acquire merge into or with or consolidate with any other Person (except for Permitted Acquisitions), or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person (any such transaction, a “consolidation”); provided that (a) any Subsidiary may participate in a consolidation with the Borrower (provided that the Borrower shall be the continuing or surviving entity), (b) any Subsidiary of the Borrower may merge with, or dissolve or liquidate into, any other Subsidiary of the Borrower; provided that if any party to such transaction is a Guarantor the surviving Person must also be a Guarantor, (c) the liquidation or dissolution of any Subsidiary of the Borrower shall be permitted if the Borrower determines in good faith that such liquidation or dissolution is advisable or in the best interests of the Borrower, and (d) any Subsidiary of the Borrower may effect a consolidation to effect an Asset Disposition permitted pursuant to Section 9.10. SECTION 9.10 Asset Dispositions. The Borrower shall not, and shall not permit any Subsidiary to, consummate any Asset Disposition, except for: (a) Asset Dispositions of inventory in the ordinary course of business; (b) Asset Dispositions of worn-out, obsolete, damaged or unneeded property, that is, in the reasonable judgment of Borrower, no longer economically practicable to maintain or useful in the in the ordinary course of business of Borrower; (c) Asset Dispositions consisting of Permitted Liens, Investments permitted by Section 9.5, or Restricted Payments permitted under Section 9.4; (d) transfers, assignments, licenses or other grants of rights for the use or exploitation of Property of Borrower or its Subsidiaries that would not result in a legal transfer of title of the applicable Property; (e) Asset Dispositions not otherwise permitted pursuant to this Section 9.10; provided that (i) immediately prior to and immediately after giving effect to such Asset Disposition, no Default or Event of Default shall have occurred and be continuing, (ii) the Borrowers shall receive consideration that is not less than the fair market value of the assets subject to such Asset Disposition, (iii) 75% of the consideration received therefor shall be in the form of cash and Cash Equivalents and (iv) such transaction shall not be with an Affiliate of any Borrower; (f) the use, sale, exchange or other disposition of cash and Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; (g) Asset Dispositions which are required by court order or regulatory decree or otherwise required or compelled by regulatory authorities;

85 188841529_7 (h) Asset Dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset; (i) (i) Asset Dispositions to, between or among the Borrower and the Guarantors; (ii) Asset Dispositions between or among any Subsidiary that is not a Guarantor and any other Subsidiaries that are not Guarantors; and (iii) Asset Dispositions from any Subsidiary that is not a Guarantor to the Borrower or any Guarantor so long as such Asset Dispositions are not for greater than fair market value (as determined by the Borrower in good faith); (j) Asset Dispositions of tangible property to the extent that such property is exchanged for credit against the purchase price of similar replacement property; (k) the assignment, abandonment, cancellation or other disposition of Intellectual Property that in the reasonable business judgment of Borrower, is not material to the business of the Borrower and the Subsidiaries; (l) the unwinding of any Hedge Agreements; (m) Asset Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (n) Asset Dispositions or discounts without recourse of accounts receivable in connection with the compromise or collection thereof in the ordinary course of business (other than in connection with any financing transaction, except in connection with a transaction permitted pursuant to Section 9.2) and sales of assets received by the Borrower or any Subsidiary from Persons other than Credit Parties upon foreclosure on a Lien in favor of the Borrower or such Subsidiary; (o) Asset Dispositions having a fair market value not to exceed $10,000,000 in the aggregate for any fiscal year; (p) the Transactions; and (q) the sale or issuance of Equity Interests (i) of any Subsidiary of the Borrower to the Borrower or any other Subsidiary of the Borrower (provided that in the case of such issuance of Equity Interests of a Subsidiary that is not a Wholly-Owned Subsidiary, Equity Interests of such Subsidiary may be also issued to other owners thereof to the extent such issuance is not dilutive to the ownership of the Credit Parties) or (ii) in order to qualify members of the board of directors or board of managers (or other similar governing body), as applicable, of any Subsidiary of the Borrower if required by any Applicable Law. SECTION 9.11 Transactions with Affiliates. The Borrower shall not, and shall not permit any Subsidiary to, enter into any transaction, including any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate other than: (a) transactions solely among the Credit Parties and their respective Subsidiaries; (b) transactions that are upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a Person that is not an Affiliate of the Borrower; provided that, with respect to any such transaction or series of related transactions involving aggregate payments or considerations in excess of $5,000,000, the Borrower shall deliver to the Administrative Agent

86 188841529_7 a resolution adopted by the majority of the disinterested members of the Borrower Board approving such transaction; (c) (i) customary compensation, fees and indemnifications of directors, officers or employees in the ordinary course of business and (ii) the payment of reasonable out-of-pocket costs and expenses related to registration rights and indemnities provided to equityholders under any equityholder agreement; (d) Restricted Payments permitted by Section 9.4, Investments permitted by Section 9.5 and Asset Dispositions permitted by Section 9.10; and (e) issuances of Qualified Equity Interests of the Borrower; (f) commercial transactions between or among the Borrower and/or one or more Credit Parties in the ordinary course of business and with any Person that becomes a Credit Party as a result of such transaction; (g) the Transactions; (h) transactions between the Borrower or any Subsidiary and any Person that is an Affiliate solely due to the fact that a director of such Person is also a director of the Borrower; provided, however, that such director abstains from voting as a director of the Borrower on any matter involving such other Person; and (i) transactions involving aggregate payments of less than $1,000,000. For the avoidance of doubt, this Section 9.11 shall not apply to reasonable employment, bonus, retention and severance arrangements with, and payments of compensation or benefits to or for the benefit of, current or former employees, consultants, officers or directors of the Borrower and its Subsidiaries. SECTION 9.12 Negative Pledge Agreements. The Borrower shall not, and shall not permit any Subsidiary to, create, incur, assume or suffer to exist any written contract or agreement that prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent and the Secured Parties or restricts any Subsidiary from paying dividends or making distributions to the Borrower or any Guarantor; provided, however, that the preceding restrictions shall not apply to encumbrances or restrictions arising under or by reason of (a) this Agreement or the other Loan Documents, (b) any leases or licenses or similar contracts as they affect any Property or Lien subject to a lease or license, (c) any written contract or agreement creating Liens permitted by Section 9.3 (but only to the extent related to the Property on which such Liens were created), (d) any restriction with respect to Borrower or its Subsidiaries imposed pursuant to an agreement entered into for the direct or indirect sale or disposition of all or substantially all the equity or Property of a Subsidiary (or the Property that is subject to such restriction) pending the closing of such sale or disposition, (e) applicable law, rule, regulation or order, (f) customary non-assignment provisions in contracts and leases entered into in the ordinary course of business, (g) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business, (h) restrictions contained in agreements with respect to Indebtedness incurred by Subsidiaries that are not Credit Parties in accordance with this Agreement (provided that such restrictions are limited to the property or assets of such Subsidiary and its Subsidiaries), (i) restrictions by reason of customary provisions restricting assignments, subletting, sublicensing or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens, the property or assets subject to such leases, licenses or similar agreements, or restrict the assignment, subletting, sublicensing or other transfer of rights under the lease, license or similar agreement itself, as the case may

87 188841529_7 be), (j) provisions limiting the Asset Disposition or distribution of assets or property in joint venture agreements, sale-leaseback agreements, stock sale agreements and other similar agreements, which limitation is applicable only to the assets that are the subject of such agreements, (k) any encumbrance or restriction in connection with an acquisition of property, so long as such encumbrance or restriction relates solely to the property so acquired and was not created in connection with or in anticipation of such acquisition, (l) restrictions imposed by customary provisions in partnership agreements, limited liability company organizational governance documents, joint venture agreements and other similar agreements that restrict the transfer of ownership interests in such partnership, limited liability company, joint venture or similar Person, (m) restrictions in any one or more agreements governing Indebtedness entered into after the Closing Date that contain encumbrances and other restrictions that are, taken as a whole, in the good faith judgment of the Borrower, (i) no more restrictive in any material respect with respect to the Borrower or any Subsidiary than those encumbrances and other restrictions that are in effect on the Closing Date pursuant to agreements and instruments in effect on the Closing Date (including this Agreement), or (ii) no more disadvantageous in any material respect, taken as a whole, to the Lenders than the Loan Documents, (n) restrictions that are binding on a Subsidiary of the Borrower at the time such Subsidiary first becomes a Subsidiary of the Borrower so long as such restrictions were not entered into in contemplation of such Person becoming such a Subsidiary, and (o) prior to funding of the Delayed Draw Term Loan, restrictions set forth in the Existing Credit Agreement. Notwithstanding anything to the contrary contained herein or in any other Loan Document, (x) at any time prior to the Delayed Draw Funding Date, the Borrower and its Subsidiaries shall be permitted to grant, convey, create and impose any Lien on any of its Property in favor of the administrative agent or collateral agent under the Existing Credit Agreement (and no Loan Document shall be deemed to prohibit or restrict the granting, conveying, creation or imposition of any such Lien) and (y) no Subsidiary of the Borrower shall be deemed to be restricted from paying dividends or making distributions to the Borrower or any Guarantor. SECTION 9.13 Sale Leaseback Transactions. No Credit Party will, nor will it permit any Subsidiary to, enter into any Sale Leaseback Transaction. SECTION 9.14 Hedge Agreements. The Borrower shall not, and shall not permit any Subsidiary to enter into any Hedge Agreement, except Hedge Agreements which are entered into by a Credit Party or a Subsidiary of a Credit Party not for speculative purposes, but to (a) hedge or mitigate risks to which such Credit Party or such Subsidiary has actual exposure, including currency exchange risks, or (b) effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of such Credit Party or such Subsidiary. SECTION 9.15 Amendments to Organizational Documents. Without the prior written consent of the Required Lenders, the Borrower shall not, and shall not permit any of the other Credit Parties to, alter, amend or modify in any manner materially adverse to the Lenders, its certificate of formation, limited liability company agreement, articles of incorporation, by-laws, or any other similar organizational document. SECTION 9.16 Financial Covenants. (a) Consolidated Total Net Leverage Ratio. As of the last day of any fiscal quarter ending during the periods specified below (commencing with the fiscal quarter ending September 30, 2024), the Borrower shall not permit the Consolidated Total Net Leverage Ratio to be greater than the corresponding ratio set forth below:

88 188841529_7 Period Maximum Ratio September 30, 2024 through June 30, 2025 4.50 to 1.00 September 30, 2025 through June 30, 2026 4.25 to 1.00 September 30, 2026 and thereafter 4.00 to 1.00 (b) Consolidated Secured Leverage Ratio. As of the last day of any fiscal quarter (commencing with the fiscal quarter ending September 30, 2024), the Borrower shall not permit the Consolidated Secured Leverage Ratio to be greater than 2.50 to 1.00. (c) Consolidated Interest Coverage Ratio. As of the last day of any fiscal quarter (commencing with the fiscal quarter ending September 30, 2024), the Borrower shall not permit the Consolidated Interest Coverage Ratio to be less than 3.00 to 1.00. SECTION 9.17 Additional Negative Covenants. Borrower shall not, and shall not permit any of its Subsidiaries to: (a) adopt or otherwise become obligated to contribute to any employee benefit plan that is subject to Title IV of ERISA; or (b) take any action or fail to take an action if, as a result of such action or inaction, Borrower would fail to qualify as an “operating company” within the meaning of the DOL Regulations or otherwise comply with such other exception as may be available under such regulations to prevent the assets of Borrower from being treated as the assets of any employee benefit plan for purposes of the DOL Regulations. ARTICLE X DEFAULT AND REMEDIES SECTION 10.1 Events of Default. One or more of the following events shall constitute an “Event of Default”: (a) any Credit Party fails (i) to pay when and as required to be paid herein, any amount of principal of any Term Loan, including after maturity of the Term Loans, or (ii) to pay within three (3) Business Days after the same shall become due and payable, interest on any Term Loan, any fee or any other amount payable hereunder or pursuant to any other Loan Document; or (b) any representation, warranty, or certification by or on behalf of any Credit Party or any of its Subsidiaries made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by any such Person, or their respective Responsible Officers, furnished at any time under this Agreement, or in or under any other Loan Document, shall prove to have been incorrect in any material respect when made or deemed made (or in any respect if such representation, warranty, financial statement, statement, report or certificate is qualified as to materiality or Material Adverse Effect); (c) (i) if Borrower or any other Credit Party fails or neglects to perform, keep or observe any term, provision, condition or covenant contained in Section 8.2(a), 8.3(a), 8.15, 8.16 or Article IX of this Agreement which is required to be performed, kept or observed by the Borrower or such Credit Party, (ii) if Borrower or any other Credit Party fails or neglects to perform, keep or observe any term, provision, condition, covenant or agreement contained in Section 8.1(a), 8.1(b) or 8.1(c), and such default under this

89 188841529_7 clause (ii) continues for a period of ten (10) Business Days, or (iii) if the Borrower or any Credit Party fails or neglects to perform, keep or observe any other term, provision, condition or covenant in this Agreement or in any other Loan Document which is required to be performed, kept or observed by the Borrower or such Credit Party and such default shall continue unremedied for a period of thirty (30) days after the earlier to occur of (A) the date upon which a Responsible Officer of any Credit Party becomes aware of such default and (B) the date upon which written notice thereof is given to the Borrower by the Administrative Agent; (d) any Credit Party or any Subsidiary of any Credit Party (i) fails to make any payment in respect of any Material Indebtedness (other than the Secured Obligations or any intercompany Indebtedness) when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other breach shall occur, under any agreement or instrument relating to any such Material Indebtedness (other than (x) any event that permits holders of any Permitted Convertible Indebtedness to convert or exchange such Indebtedness or (y) the conversion or exchange of any Permitted Convertible Indebtedness, in either case, into common stock of the Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower), cash or a combination thereof) if the effect of such failure or breach is to cause, or to permit the holder or holders of such Material Indebtedness or beneficiary or beneficiaries of such Material Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Material Indebtedness to be declared to be due and payable, redeemed, or repurchased, in each case prior to its stated maturity (without regard to any subordination terms with respect thereto); provided that (x) this clause (d) shall not apply to secured Indebtedness permitted hereunder that becomes due solely as a result of (A) an Insurance and Condemnation Event or (B) the applicable Credit Party’s voluntary sale or transfer of only the property securing such Indebtedness, if such sale or transfer is expressly permitted hereunder and under the documents providing for such Indebtedness to the extent that such Credit Party’s obligations with respect to such Indebtedness are extinguished in full upon such sale or transfer and (y) clause (d)(ii) shall not apply to the occurrence of any early termination or cancellation and payment (each howsoever defined) under any Permitted Bond Hedge Transaction or any Permitted Warrant Transaction. (e) (i) any of the Borrower or any of its Subsidiaries (other than any Immaterial Subsidiary) shall commence any case, proceeding or other action (A) under any bankruptcy or debtor relief laws seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, receiver and manager, interim receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any of the Borrower or any of its Subsidiaries (other than any Immaterial Subsidiary) shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any of the Borrower or any of its Subsidiaries (other than any Immaterial Subsidiary) any case, proceeding or other action of a nature referred to in clause (i) above that (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any of the Borrower or any of its Subsidiaries (other than any Immaterial Subsidiary) any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any of the Borrower or any of its Subsidiaries (other than any Immaterial Subsidiary) shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any of the Borrower or any of its Subsidiaries (other than any Immaterial Subsidiary) shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

90 188841529_7 (f) if any Change in Control shall occur; (g) if any money judgment in an aggregate amount in excess of $12,500,000 (to the extent not paid or covered by insurance for which the relevant independent third-party insurer has not denied coverage thereof) shall be entered or filed against the Borrower or any of its Subsidiaries and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof; (h) this Agreement or any other material Loan Document shall for any reason fail or cease to be valid and binding on, or enforceable against, the any Credit Party or any Credit Party shall so assert; (i) any Security Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in a material portion of the Collateral purported to be covered thereby or such security interest in a material portion of the Collateral shall for any reason (other than (i) as a result of any action by the Administrative Agent or any other Secured Party or the failure of the Administrative Agent or any other Secured Party to take any action, in each case, within its control or (ii) as a result of a disposition of the applicable Collateral in a transaction expressly permitted under the Loan Documents) cease to be a perfected (subject to the qualifications set forth in this Agreement and the other Loan Documents) and first priority security interest subject only to Permitted Liens (to the extent required under the Loan Documents); or (j) the occurrence of any of the following events, in each case to the extent such events could reasonably be expected to result in a Material Adverse Effect: (i) any Credit Party or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Plan or Sections 412 or 430 of the Code, any Credit Party or any ERISA Affiliate is required to pay as contributions thereto, (ii) a ERISA Event or (iii) any Credit Party or any ERISA Affiliate makes a complete or partial withdrawal from any Multiemployer Plan and the Multiemployer Plan notifies such Credit Party or ERISA Affiliate that such entity has incurred a withdrawal liability requiring payments. SECTION 10.2 Remedies. Upon the occurrence and during the continuance of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower: (a) Acceleration; Termination of Term Loan Facility. Terminate the Delayed Draw Term Loan Commitments and declare the principal of and interest on the Term Loans at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Term Loan Facility and any right of the Borrower to request borrowings thereunder; provided, that upon the occurrence of an Event of Default specified in Section 10.1(e), the Term Loan Facility shall be automatically terminated and all Obligations shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or in any other Loan Document to the contrary notwithstanding. (b) General Remedies. Exercise on behalf of the Secured Parties all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Secured Obligations.

91 188841529_7 SECTION 10.3 Rights and Remedies Cumulative; Non-Waiver; Etc. (a) The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 10.2 for the benefit of all the Lenders; provided that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) any Lender from exercising setoff rights in accordance with Section 12.4 (subject to the terms of Section 5.6), or (iii) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (A) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 10.2 and (B) in addition to the matters set forth in clauses (ii) and (iii) of the preceding proviso and subject to Section 5.6, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. SECTION 10.4 Crediting of Payments and Proceeds. In the event that the Obligations have been accelerated pursuant to Section 10.2 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received on account of the Secured Obligations and all net proceeds from the enforcement of the Secured Obligations shall, subject to the provisions of 5.14, be applied by the Administrative Agent as follows: First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest on the Term Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

92 188841529_7 Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Term Loans and Secured Hedge Obligations and Secured Cash Management Obligations then owing, ratably among the holders of such obligations in proportion to the respective amounts described in this clause Fourth payable to them; and Last, the balance, if any, after all of the Secured Obligations have been paid in full, to the Borrower or as otherwise required by Applicable Law. Notwithstanding the foregoing, Secured Cash Management Obligations and Secured Hedge Obligations shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable holders thereof following such acceleration or exercise of remedies and at least three (3) Business Days prior to the application of the proceeds thereof. Each holder of Secured Cash Management Obligations or Secured Hedge Obligations that, in either case, is not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article XI for itself and its Affiliates as if a “Lender” party hereto. SECTION 10.5 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Term Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Credit Party) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Term Loans and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 5.3 and 12.3) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 5.3 and 12.3. SECTION 10.6 Credit Bidding. (a) The Administrative Agent, on behalf of itself and the Secured Parties, shall have the right, exercisable at the direction of the Required Lenders, to credit bid and purchase for the benefit of the Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9- 620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure

93 188841529_7 conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with Applicable Law. Such credit bid or purchase may be completed through one or more acquisition vehicles formed by the Administrative Agent to make such credit bid or purchase and, in connection therewith, the Administrative Agent is authorized, on behalf of itself and the other Secured Parties, to adopt documents providing for the governance of the acquisition vehicle or vehicles, and assign the applicable Secured Obligations to any such acquisition vehicle in exchange for Equity Interests and/or debt issued by the applicable acquisition vehicle (which shall be deemed to be held for the ratable account of the applicable Secured Parties on the basis of the Secured Obligations so assigned by each Secured Party); provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof, shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 12.2. (b) Each Lender hereby agrees, on behalf of itself and each of its Affiliates that is a Secured Party, that, except as otherwise provided in any Loan Document or with the written consent of the Administrative Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any of the Loan Documents, or exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral. ARTICLE XI THE ADMINISTRATIVE AGENT SECTION 11.1 Appointment and Authority. (a) Each of the Lenders hereby irrevocably appoints, designates and authorizes Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as provided in Sections 11.6 and 11.9, the provisions of this Article are solely for the benefit of the Administrative Agent, the Arrangers, the Lenders and their respective Related Parties, and neither the Borrower nor any Subsidiary thereof shall have rights as a third-party beneficiary of any of such provisions. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including each holder of Secured Hedge Obligations and Secured Cash Management Obligations) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Credit Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto (including to enter into additional Loan Documents or supplements to existing Loan Documents on behalf of the Secured Parties). In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article XI for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article and Article XII (including Section 12.3, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. (c) It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable

94 188841529_7 Law. Instead, such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties. (d) The provisions of this Article and each party’s rights and obligations hereunder shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of Delayed Draw Term Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. SECTION 11.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial advisory, underwriting, capital markets or other business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto. SECTION 11.3 Exculpatory Provisions. (a) The Administrative Agent, the Arrangers and their respective Related Parties shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent, the Arrangers and their respective Related Parties: (i) shall not be subject to any agency, trust, fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; (iii) shall not, have any duty to disclose, and shall not be liable for the failure to disclose to any Lender or any other Person, any credit or other information relating concerning the business, prospects, operations, properties, assets, financial or other condition or creditworthiness of the Borrower or any of its Subsidiaries or Affiliates that is communicated to, obtained by or otherwise in the possession of the Person serving as the Administrative Agent, an Arranger or their respective Related Parties in any capacity, except for notices, reports and other documents that are required to be furnished by the Administrative Agent to the Lenders pursuant to the express provisions of this Agreement; and (iv) shall not be required to account to any Lender for any sum or profit received by the Administrative Agent for its own account.

95 188841529_7 (b) The Administrative Agent, the Arrangers and their respective Related Parties shall not be liable for any action taken or not taken by it under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 12.2 and Section 10.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default and indicating that such notice is a “Notice of Default” is given to the Administrative Agent by the Borrower or a Lender. (c) The Administrative Agent, the Arrangers and their respective Related Parties shall not be responsible for or have any duty or obligations to any Lender or Participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. (d) The Administrative Agent in its capacity as such shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent in its capacity as such shall not (i) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (ii) have any liability with respect to or arising out of any assignment or participation of Term Loans, or disclosure of confidential information, to any Disqualified Institution. SECTION 11.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, consent, communication, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person, including any certification pursuant to Section 11.9. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Term Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Term Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Each Lender that has signed this Agreement or a signature page to an Assignment and Assumption or any other Loan Document pursuant to which it is to become a Lender hereunder shall be deemed to have consented to, approved and accepted and shall deemed satisfied with each document or other matter required thereunder to be consented to, approved or accepted by such Lender or that is to be acceptable or satisfactory to such Lender.

96 188841529_7 SECTION 11.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Term Loan Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub- agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. SECTION 11.6 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower and subject to the prior written consent (not to be unreasonably withheld or delayed) of the Borrower so long as no Event of Default under Section 10.1(a) or (e) has occurred and is continuing at the time of such resignation), to appoint a successor, which shall be a bank or financial institution reasonably experienced in serving as administrative agent on syndicated bank facilities with an office in the United States, or an Affiliate of any such bank or financial institution with an office in the United States. If no such successor shall have been so appointed by the Required Lenders (and consented to by the Borrower, to the extent so required) and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), with the Borrower’s prior written consent (other than during the existence of an Event of Default under Section 10.1(a) or (e)), on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender or a Disqualified Institution. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to the Borrower and such Person, remove such Person as Administrative Agent and, in consultation with the Borrower and with the prior written consent of the Borrower to the extent so required, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint (with the prior written consent of the Borrower to the extent so required) a successor Administrative Agent as provided for above.

97 188841529_7 Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 12.3 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent or relating to its duties as Administrative Agent that are carried out following its retirement or removal, including, without limitation, any actions taken with respect to acting as collateral agent or otherwise holding any Collateral on behalf of any of the Secured Parties or in respect of any actions taken in connection with the transfer of agency to a replacement or successor Administrative Agent. SECTION 11.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that none of the Administrative Agent, the Arrangers or any of their respective Related Parties has made any representations or warranties to it and that no act taken or failure to act by the Administrative Agent, the Arrangers or any of their respective Related Parties, including any consent to, and acceptance of any assignment or review of the affairs of the Borrower and its Subsidiaries or Affiliates shall be deemed to constitute a representation or warranty of the Administrative Agent, the Arrangers or any of their respective Related Parties to any Lender or any other Secured Party as to any matter, including whether the Administrative Agent, the Arrangers or any of their respective Related Parties have disclosed material information in their (or their respective Related Parties’) possession. Each Lender expressly acknowledges, represents and warrants to the Administrative Agent and the Arrangers that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of making, acquiring, purchasing or holding any other type of financial instrument, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, all applicable bank or other regulatory Applicable Laws relating to the Transactions and the transactions contemplated by this Agreement and the other Loan Documents and (e) it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party and to extend credit hereunder and thereunder. Each Lender also acknowledges that (i) it will, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender or any of their respective Related Parties (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to the Borrower and its/their Subsidiaries and (ii) it will not assert any claim in contravention of this Section 11.7. Each party (including in the case of each Lender, on behalf of itself and its Affiliates that are Secured Parties) acknowledges and

98 188841529_7 agrees that the Administrative Agent may, but shall not be obligated to, from time to time provide payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation indicating amounts owed hereunder and under the other Loan Documents and agrees that in the event of the conflict between any such documentation and this Agreement, this Agreement shall control. In the event the Administrative Agent notifies any party hereto at any time (including after the receipt of amounts indicated to be due and payable under the Loan Documents pursuant to such payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation) that an amount owed by such party under the Loan Documents was mistakenly excluded from the amount indicated in any payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation, then such party agrees to promptly pay such excluded amount after the Administrative Agent provides such party with documentation that evidences such excluded amount is due and payable hereunder; provided that nothing in this sentence shall be deemed to impair any releases of Liens pursuant to Section 11.9(a)(i) or credit support provided by any Credit Party pursuant to Section 11.9(a)(iii) or any termination of Delayed Draw Term Commitments, in each case, that has occurred, or is contemplated to occur, upon the receipt by the Administrative Agent of the amounts indicated to be due in respect of the Obligations in the applicable payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation. SECTION 11.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, arrangers or bookrunners listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender hereunder, but each such Person shall have the benefit of the indemnities and exculpatory provisions hereof. SECTION 11.9 Collateral and Guaranty Matters. (a) Each of the Lenders (including in its or any of its Affiliate’s capacities as a holder of Secured Hedge Obligations and Secured Cash Management Obligations) irrevocably authorize the Administrative Agent, at its option and in its discretion: (i) to release any Lien on any Collateral granted to or held by the Administrative Agent, for the ratable benefit of the Secured Parties, under any Loan Document (A) upon the payment in full of all Secured Obligations (other than (1) contingent indemnification obligations and (2) Secured Cash Management Obligations or Secured Hedge Obligations), (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition to a Person other than a Credit Party permitted under the Loan Documents, as certified by the Borrower, (C) that constitutes Excluded Assets, (D) if the Property subject to such Lien is owned by a Guarantor, subject to Section 12.2, upon release of such Guarantor from its obligations under the Guaranty Agreement pursuant to clause (iii) below or (E) if approved, authorized or ratified in writing by the Required Lenders in accordance with Section 12.2; provided that any release of all or substantially of the Collateral shall be subject to Section 12.2(i); (ii) to release or subordinate any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien permitted pursuant to Section 9.3(i); provided that the release or subordination of all or substantially all of the Collateral shall be subject to Section 12.2(i); (iii) to release any Subsidiary that is a Guarantor from its obligations under any Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents, as certified by the Borrower; provided that the release of Guarantors comprising

99 188841529_7 substantially all of the credit support for the Secured Obligations shall be subject to Section 12.2(h); and (iv) to otherwise comply with the release and termination provisions in any Security Document. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty Agreement pursuant to this Section 11.9. In each case as specified in this Section 11.9, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Credit Party such documents as such Credit Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty Agreement, in each case in accordance with the terms of the Loan Documents and this Section 11.9 as certified by the Borrower. In the case of any such sale, transfer or disposal of any property constituting Collateral in a transaction constituting an Asset Disposition permitted pursuant to Section 9.10 to a Person other than a Credit Party, the Liens created by any of the Security Documents on such property shall be automatically released without need for further action by any person; provided that (i) such transaction is entered into for a bona fide business purpose (as determined in good faith by the Borrower) and, for the avoidance of doubt, not for the primary purpose of causing such release and (ii) such assets were not transferred to an Affiliate of the Borrower (other than for purposes of a bona fide joint venture arrangement on terms that are not less favorable than arm’s-length terms). (b) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. SECTION 11.10 Secured Hedge Obligations and Secured Cash Management Obligations. No holder of any Secured Hedge Obligations or Secured Cash Management Obligations that obtains the benefits of Section 10.4 or any Collateral by virtue of the provisions hereof or of any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral), or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of any Guarantee or any Security Document, other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Hedge Obligations and Secured Cash Management Obligations. SECTION 11.11 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more

100 188841529_7 Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Term Loans or the Delayed Draw Term Loan Commitments or this Agreement; (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the Term Loans, the Delayed Draw Term Loan Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Term Loans, the Delayed Draw Term Loan Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Term Loans, the Delayed Draw Term Loan Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Term Loans, the Delayed Draw Term Loan Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that none of the Administrative Agent, the Arrangers and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Term Loans, the Delayed Draw Term Loan Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 11.12 Erroneous Payments. (a) Each Lender, each other Secured Party and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or any other Secured Party (or the Lender Affiliate of a Secured Party) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender or other Secured Party (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment

101 188841529_7 Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 11.12(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Term Loans with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Term Loans of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and

102 188841529_7 conditions of Section 12.9 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 11.12 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other Credit Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Credit Party for the purpose of making a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 11.12 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Delayed Draw Term Loan Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (g) Nothing in this Section 11.12 will constitute a waiver or release of any claim of the Administrative Agent hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. ARTICLE XII MISCELLANEOUS SECTION 12.1 Notices. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows: If to the Borrower: 8x8, Inc. 675 Creekside Way Campbell, CA 95008 Attention: Kevin Kraus, Chief Financial Officer E-mail: kevin.kraus@8x8.com and legal-notices@8x8.com and Skadden, Arps, Slate, Meagher & Flom LLP 300 South Grand Avenue, Suite 3400 Los Angeles, California 90071-3144

103 188841529_7 Attention: Leila Sayegh Email: leila.sayegh@skadden.com If to Wells Fargo, as Administrative Agent: Wells Fargo Bank, National Association MAC D1109-019 1525 West W.T. Harris Blvd. Charlotte, NC 28262 Attention of: Syndication Agency Services Telephone No.: (704) 590-2706 Facsimile No.: (844) 879-5899 Email: Agencyservices.requests@wellsfargo.com With copies to: Wells Fargo Bank, National Association 1655 Grant St., 3rd Floor Concord, California 94520 Attention of: Daniel Sanchez Telephone No.: (415) 328-0471 E-mail: Daniel.Sanchez@wellsfargo.com If to any Lender: To the address of such Lender set forth on the Register with respect to deliveries of notices and other documentation that may contain material non-public information. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or other communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

104 188841529_7 (c) Administrative Agent’s Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Term Loans will be disbursed. (d) Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address or other contact information for notices and other communications hereunder by notice to the other parties hereto. Any Lender may change its address or facsimile number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. (e) Platform. (i) Each Credit Party and each Lender agrees that the Administrative Agent may, but shall not be obligated to, make the Borrower Materials available to the Lenders by posting the Borrower Materials on the Platform. (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the accuracy or completeness of the Borrower Materials or the adequacy of the Platform, and expressly disclaim liability for errors or omissions in the Borrower Materials. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Borrower Materials or the Platform. Although the Platform is secured pursuant to generally-applicable security procedures and policies implemented or modified by the Administrative Agent and its Related Parties, each of the Lenders and the Borrower acknowledges and agrees that distribution of information through an electronic means is not necessarily secure in all respects, the Administrative Agent, the Arrangers and their respective Related Parties (collectively, the “Agent Parties”) are not responsible for approving or vetting the representatives, designees or contacts of any Lender that are provided access to the Platform and that there may be confidentiality and other risks associated with such form of distribution. Each of the Borrower and each Lender party hereto understands and accepts such risks. In no event shall the Agent Parties have any liability to any Credit Party, any Lender or any other Person or entity for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Credit Party’s or the Administrative Agent’s transmission of communications through the Internet (including the Platform), except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided that in no event shall any Agent Party have any liability to any Credit Party, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages, losses or expenses (as opposed to actual damages, losses or expenses). (f) Private Side Designation. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including United States federal and state securities Applicable Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States federal or state securities Applicable Laws.

105 188841529_7 SECTION 12.2 Amendments, Waivers and Consents. Except as set forth below or as specifically provided in any Loan Document (including Section 5.8(c)), any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing and approved by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrower; provided, that no amendment, waiver or consent shall: (a) (i) subordinate any of the Obligations in right of payment or otherwise adversely affect the priority of payment of any of such Obligations or (ii) subordinate any of the Liens securing the Obligations, in each case without the consent of each of the Lenders directly affected thereby; (b) increase or extend the Delayed Draw Term Loan Commitment of any Lender or increase the amount of Term Loans of any Lender, in any case, without the written consent of such Lender (it being understood that a waiver of a condition precedent, a waiver of a mandatory prepayment or a waiver of a Default or Event of Default shall not constitute an increase of the Delayed Draw Term Loan Commitment or the amount of Term Loans of any Lender); (c) waive, extend or postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby (it being understood that a waiver of a mandatory prepayment under Section 4.4(b) or any Default or Event of Default or any obligation of the Borrower to pay interest at the rate set forth in Section 5.1(b) shall only require the consent of the Required Lenders); (d) reduce the principal of, or the rate of interest specified herein on any Term Loan, or (subject to clauses (ii) and (iv) of the proviso set forth in the paragraph below) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; provided that (i) only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the rate set forth in Section 5.1(b) during the continuance of an Event of Default and (ii) only the consent of the Required Lenders shall be necessary to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Term Loan or to reduce any fee payable hereunder; (e) change Section 5.6 or Section 10.4 (or amend any other term of the Loan Documents that would have the effect of changing Section 5.6 or Section 10.4) in a manner that would alter the pro rata sharing of payments or order of application required thereby without the written consent of each Lender directly and adversely affected thereby; (f) change any provision of this Section or reduce the percentages specified in the definition of “Required Lenders,” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly and adversely affected thereby; (g) consent to the assignment or transfer by any Credit Party of such Credit Party’s rights and obligations under any Loan Document to which it is a party (except as permitted pursuant to Section 9.9), in each case, without the written consent of each Lender;

106 188841529_7 (h) release (i) all of the Guarantors or (ii) Guarantors comprising all or substantially all of the credit support for the Secured Obligations, in any case, from the Guaranty Agreement, without the written consent of each Lender; or (i) release or subordinate all or substantially all of the Collateral or release or subordinate any Security Document (or any Lien created thereby) which would have the effect of releasing all or substantially all of the Collateral without the written consent of each Lender; provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document or modify Section 12.1(e), Section 12.23 or Article XI hereof; (ii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (iii) the Administrative Agent and the Borrower shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provision and (iv) the Administrative Agent (and, if applicable, the Borrower) may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents in order to implement any Benchmark Replacement or any Conforming Changes or otherwise effectuate the terms of Section 5.8(c) in accordance with the terms of Section 5.8(c). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (A) the Delayed Draw Term Loan Commitment of such Lender may not be increased or extended without the consent of such Lender, and (B) any amendment, waiver, or consent hereunder which requires the consent of all Lenders or each affected Lender that by its terms disproportionately and adversely affects any such Defaulting Lender relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of the Borrower and the Administrative Agent), to amend and restate this Agreement and the other Loan Documents if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Delayed Draw Term Loan Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement and the other Loan Documents. SECTION 12.3 Expenses; Indemnity. (a) Costs and Expenses. The Borrower and any other Credit Party, jointly and severally, shall pay (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates (but limited, in the case of legal fees and expenses, to the reasonable and documented fees, charges and disbursements of one primary counsel for the Administrative Agent, and, if reasonably necessary, a single local counsel in each relevant jurisdiction and with respect to each relevant specialty), in connection with the syndication of the Term Loan Facility, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all reasonable and documented out of pocket expenses incurred by the Administrative Agent or any Lender (but limited, in the case of legal fees and expenses, to the reasonable and documented fees, charges and disbursements of (x) one primary counsel for the Administrative Agent and Wells Fargo Securities, LLC taken as a whole, and, if reasonably necessary, a

107 188841529_7 single local counsel in each relevant jurisdiction and with respect to each relevant specialty for the Administrative Agent and Wells Fargo Securities, LLC, taken as a whole, and (y) one primary counsel for the Lenders, taken as a whole, and, if reasonably necessary, a single local counsel in each relevant jurisdiction and with respect to each relevant specialty for the Lenders taken as a whole and, in the case of an actual or perceived conflict of interest with respect to any of the foregoing counsel, one additional counsel in each relevant jurisdiction to each group of affected Lenders similarly situated and taken as a whole), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Term Loans made hereunder, including all such reasonable and documented out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Term Loans. (b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Arranger and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, and shall pay or reimburse any such Indemnitee for, any and all losses, claims (including any Environmental Claims), penalties, damages, liabilities and related expenses (but limited, in the case of legal fees and expenses, to the reasonable and documented fees, charges and disbursements of one counsel to the Indemnitees (taken as a whole), and, if reasonably necessary, a single local counsel in each relevant jurisdiction and with respect to each relevant specialty to the Indemnitees (taken as a whole), and in the case of an actual or perceived conflict of interest with respect to any of the foregoing counsel, one additional counsel to all affected Indemnitees similarly situated and taken as a whole), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Credit Party), arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby (including the Transactions), (ii) any Term Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Credit Party or any Subsidiary thereof, or any Environmental Claim related in any way to any Credit Party or any Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party or any Subsidiary thereof, and regardless of whether any Indemnitee is a party thereto, or (v) any claim (including any Environmental Claims), investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Term Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including reasonable attorneys and consultant’s fees, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (B) result from a claim brought by any Credit Party or any Subsidiary thereof against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Credit Party or such Subsidiary has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (C) do not involve or arise from an act or omission by the Borrower or the Guarantors or any of their respective Affiliates and is a dispute solely among Indemnitees (other than disputes involving claims against an Indemnitee in its capacity as such in fulfilling its role as the agent or an arranger or any similar role under the Loan Documents). This Section 12.3(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under clause (a) or (b) of this Section to be paid by it to the

108 188841529_7 Administrative Agent (or any sub-agent thereof), an Arranger or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Arranger or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the outstanding Term Loans at such time, or if the Term Loans have been reduced to zero, then based on such Lender’s share of the outstanding Term Loans immediately prior to such reduction) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or an Arranger, in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or an Arranger, in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 5.7. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, each of the parties hereto agree that they shall not assert, and hereby waives, any claim against any other party hereto or any Indemnitee, on any theory of liability, for indirect, special, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Term Loan or the use of the proceeds thereof; provided that nothing in this clause (d) shall limit the indemnity or reimbursement obligations of any Credit Party to the extent such indirect, special, consequential or punitive damages are included in any third party claim in connection with which any Indemnified Party is entitled to indemnification or reimbursement hereunder. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent arising from such Indemnitee’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final non-appealable judgment. (e) Payments. All amounts due under this Section shall be payable promptly after demand therefor. (f) Survival. Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the obligations hereunder. SECTION 12.4 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by Applicable Law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Credit Party against any and all of the obligations of the Borrower or such Credit Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or any of its respective Affiliates, irrespective of whether or not such Lender or any such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender or such Affiliate different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender or any Affiliate thereof shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 5.14 and, pending such payment, shall be segregated by such Defaulting Lender or Affiliate of a Defaulting Lender from its other funds and

109 188841529_7 deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender or its Affiliate shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender or any of its Affiliates as to which such right of setoff was exercised. The rights of each Lender and its respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its respective Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 12.5 Governing Law; Jurisdiction, Etc. (a) Governing Law. This Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York. (b) Submission to Jurisdiction. The Borrower and each other Credit Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Arranger, any Lender, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or any other Credit Party or its properties in the courts of any jurisdiction. (c) Waiver of Venue. The Borrower and each other Credit Party irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.1. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. SECTION 12.6 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT

110 188841529_7 NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 12.7 Reversal of Payments. To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of any of the Secured Parties or to any Secured Party directly or the Administrative Agent or any Secured Party receives any payment or proceeds of the Collateral or any Secured Party exercises its right of setoff, which payments or proceeds (including any proceeds of such setoff) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, other Applicable Law or equitable cause, then, to the extent of such payment or proceeds repaid, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent, and each Lender severally agrees to pay to the Administrative Agent upon demand its (or its applicable Affiliate’s) applicable ratable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent plus interest thereon at a per annum rate equal to the Overnight Rate from time to time in effect. SECTION 12.8 Injunctive Relief. The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrower agrees that the Lenders, at the Lenders’ option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. SECTION 12.9 Successors and Assigns; Participations. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Arrangers, the Related Parties of each of the Administrative Agent, the Arrangers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Term Loans at the time owing to it); provided that, in each case, any such assignment shall be subject to the following conditions:

111 188841529_7 (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Delayed Draw Term Loan Commitment and/or the Term Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Delayed Draw Term Loan Commitment (which for this purpose includes Term Loans outstanding thereunder) or, if the applicable Delayed Draw Term Loan Commitment is not then in effect, the principal outstanding balance of the Term Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default under Section 10.1(a) or (e) has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that the Borrower shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth (5th) Business Day; (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Term Loan or the Delayed Draw Term Loan Commitment assigned; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred under Section 10.1(a) or Section 10.1(e) and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment; provided that (A) only one such fee will be payable in connection with simultaneous assignments to two or more related Approved Funds by a Lender and (B) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

112 188841529_7 (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of its Subsidiaries or Affiliates, (B) a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or (C) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (v). (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub-participations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Term Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon). Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.8, 5.9, 5.10, 5.11 and 12.3 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section (other than a purported assignment to a natural Person or the Borrower or any of the Borrower’s Subsidiaries or Affiliates, which shall be null and void). (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in Charlotte, North Carolina, a register for the recordation of the names and addresses of the Lenders, and the Delayed Draw Term Loan Commitments of, and principal amounts of (and stated interest on) the Term Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice.

113 188841529_7 (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or the Borrower or any of the Borrower’s Subsidiaries or Affiliates) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Delayed Draw Term Loan Commitment and/or the Term Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 12.3(c) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 12.2(a), (b), (c) or (d) that directly and adversely affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 5.9, 5.10 and 5.11 (subject to the requirements and limitations therein, including the requirements under Section 5.11(g) (it being understood that the documentation required under Section 5.11(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 5.12 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 5.10 or 5.11, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 5.12(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.4 as though it were a Lender; provided that such Participant agrees to be subject to Section 5.6 and Section 12.4 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the Term Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) or Proposed Section 1.163-5(b) of the United States Treasury Regulations (or, in each case, any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment

114 188841529_7 shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Term Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. (g) Disqualified Institutions. (i) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign or participate all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), (x) such assignee shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment in violation of this clause (g)(i) shall not be void, but the other provisions of this clause (g) shall apply. (ii) If any assignment or participation is made to any Disqualified Institution without the Borrower’s prior written consent in violation of clause (i) above, or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) in the case of outstanding Term Loans held by Disqualified Institutions, purchase or prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (B) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 12.9), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations of such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder. (iii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrower, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any plan of reorganization,

115 188841529_7 each Disqualified Institution party hereto hereby agrees (1) not to vote on such plan of reorganization, (2) if such Disqualified Institution does vote on such plan of reorganization notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan of reorganization in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (iv) The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender requesting the same. SECTION 12.10 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, each of the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective Related Parties in connection with the Term Loan Facility, this Agreement, the transactions contemplated hereby or in connection with marketing of services by such Affiliate or Related Party to the Borrower or any of its Subsidiaries (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners) or in accordance with the Administrative Agent’s, or any Lender’s regulatory compliance policy if the Administrative Agent or such Lender, as applicable, deems such disclosure to be necessary for the mitigation of claims by those authorities against the Administrative Agent or such Lender, as applicable, or any of its Related Parties (in which case, the Administrative Agent or such Lender, as applicable, shall use commercially reasonable efforts to, except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority, promptly notify the Borrower, in advance, to the extent practicable and otherwise permitted by Applicable Law), (c) as to the extent required by Applicable Laws or regulations or in any legal, judicial, administrative proceeding or other compulsory process (in which case, the Administrative Agent or such Lender, as applicable, shall use commercially reasonable efforts to promptly notify the Borrower, in advance, to the extent practicable and otherwise permitted by Applicable Law), (d) to any other party hereto, (e) in connection with the exercise of any remedies under this Agreement, under any other Loan Document or under any Secured Hedge Agreement or Secured Cash Management Agreement, or any action or proceeding relating to this Agreement, any other Loan Document or any Secured Hedge Agreement or Secured Cash Management Agreement, or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement and, in each case, their respective financing sources, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder (in each case other than any Disqualified Institution (it being understood that the DQ List may be disclosed to any assignee or Participant, or prospective assignee or Participant, in reliance on this clause (f)), (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the Term Loan Facility or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the

116 188841529_7 Term Loan Facility, (h) with the consent of the Borrower, (i) deal terms and other information customarily reported to Thomson Reuters, other bank market data collectors and similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of the Loan Documents, (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, or any of their respective Affiliates from a third party that is not, to such Person’s knowledge, subject to confidentiality obligations to the Borrower, (k) to the extent that such information is independently developed by such Person, (l) to the extent required by an insurance company in connection with providing insurance coverage or providing reimbursement pursuant to this Agreement or (m) for purposes of establishing a “due diligence” defense. For purposes of this Section, “Information” means all information received from any Credit Party or any Subsidiary thereof relating to any Credit Party or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Credit Party or any Subsidiary thereof; provided that, in the case of information received from a Credit Party or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 12.11 Performance of Duties. Each of the Credit Party’s obligations under this Agreement and each of the other Loan Documents shall be performed by such Credit Party at its sole cost and expense. SECTION 12.12 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied (other than contingent indemnification obligations not then due), any of the Delayed Draw Term Loan Commitments remain in effect or the Term Loan Facility has not been terminated. SECTION 12.13 Survival. (a) All representations and warranties set forth in Article VII and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder. (b) Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XII and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.

117 188841529_7 SECTION 12.14 Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. SECTION 12.15 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that any provision is held to be so prohibited or unenforceable in any jurisdiction, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such provision to preserve the original intent thereof in such jurisdiction (subject to the approval of the Required Lenders). SECTION 12.16 Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent and/or the Arrangers, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 6.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by

118 188841529_7 an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto. SECTION 12.17 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than contingent indemnification obligations not then due) arising hereunder or under any other Loan Document shall have been paid and satisfied in full in cash. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination. SECTION 12.18 USA PATRIOT Act; Anti-Money Laundering Laws. The Administrative Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act or any other Anti-Money Laundering Laws, each of them is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the PATRIOT Act or such Anti-Money Laundering Laws. SECTION 12.19 Independent Effect of Covenants. The Borrower expressly acknowledges and agrees that each covenant contained in Articles VIII or IX hereof shall be given independent effect. Accordingly, the Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles VIII or IX, before or after giving effect to such transaction or act, the Borrower shall or would be in breach of any other covenant contained in Articles VIII or IX. SECTION 12.20 No Advisory or Fiduciary Responsibility. (a) In connection with all aspects of each transaction contemplated hereby, each Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s- length commercial transaction between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Arranger or Lender has advised or is currently advising the Borrower or any of its Affiliates on other matters) and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests

119 188841529_7 that differ from, and may conflict with, those of the Borrower and its Affiliates, and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. (b) Each Credit Party acknowledges and agrees that each Lender, each Arranger and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of the Borrower, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, such Arranger or such Affiliate thereof were not a Lender or an Arranger or an Affiliate thereof (or an agent or any other person with any similar role under the Term Loan Facility) and without any duty to account therefor to any other Lender, Arranger, the Borrower or any Affiliate of the foregoing. Each Lender, each Arranger and any Affiliate thereof may accept fees and other consideration from the Borrower or any Affiliate thereof for services in connection with this Agreement, the Term Loan Facility or otherwise without having to account for the same to any other Lender, Arranger, the Borrower or any Affiliate of the foregoing. SECTION 12.21 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided that any provision of the Security Documents which imposes additional burdens on the Borrower or any of its Subsidiaries or further restricts the rights of the Borrower or any of its Subsidiaries or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect. SECTION 12.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

120 188841529_7 SECTION 12.23 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 12.23, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Signature pages to follow]

8x8, Inc. Signature Page to Term Loan Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above. 8X8, INC., as Borrower By: /s/ Kevin Kraus_______________ Name: Kevin Kraus Title: Chief Financial Officer

8x8, Inc. Signature Page to Term Loan Credit Agreement AGENTS AND LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender By: /s/ Daniel Sanchez_______________ Name: Daniel Sanchez Title: Senior Vice President

8x8, Inc. Signature Page to Term Loan Credit Agreement MUFG BANK, LTD., as a Lender By: /s/ Lawrence Chao___________ Name: Lawrence Chao Title: Vice President

8x8, Inc. Signature Page to Term Loan Credit Agreement FIRST-CITIZENS BANK & TRUST COMPANY, as a Lender By: /s/ Brendan Callanan__________ Name: Brendan Callanan Title: Director

8x8, Inc. Signature Page to Term Loan Credit Agreement CITIBANK, N.A., as a Lender By: /s/ Connor Bitterman_________ Name: Connor Bitterman Title: Vice President

8x8, Inc. Signature Page to Term Loan Credit Agreement CITY NATIONAL BANK, as a Lender By: /s/ Alan Jepsen____________ Name: Alan Jepsen Title: SVP

8x8, Inc. Signature Page to Term Loan Credit Agreement Schedule 1.1 Delayed Draw Term Loan Commitments Lender Delayed Draw Term Loan Commitment Term Loan Percentage Wells Fargo Bank, National Association $63,000,000.00 31.500000000% MUFG Bank, Ltd. $41,500,000.00 20.750000000% First-Citizens Bank & Trust Company $41,500,000.00 20.750000000% Citibank, N.A. $27,000,000.00 13.500000000% City National Bank $27,000,000.00 13.500000000% Total $200,000,000.00 100.000000000%